  As filed with the U.S. Securities and Exchange Commission on December 20, 2005
                                                              File No. 033-47287
                                                              File No. 811-06637

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]
                       Pre-Effective Amendment No. __                   [ ]
                       Post-Effective Amendment No. 48                  [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]
                                Amendment No. 49

                        (Check appropriate box or boxes.)

                                  THE UBS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                    One North Wacker, Chicago, Illinois 60606
               (Address of Principal Executive Office) (Zip Code)

         Registrant's Telephone Number, including Area Code 312-525-7100

                                 Mark F. Kemper
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and Address of Agent for Service)

                  Please send copies of all communications to:

                               Bruce G. Leto, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103
                                 (215) 564-8027

It is proposed that this filing will become effective (check appropriate box):

_____ immediately upon filing pursuant to paragraph (b)
_____ on [Date]pursuant to paragraph (b)
_____ 60 days after filing pursuant to paragraph (a)(1)
_____ on [Date] pursuant to paragraph (a)(1)
  X   75 days after filing pursuant to paragraph (a)(2)
_____ on [Date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

_____ This  post-effective  amendment  designates  a  new  effective  date  for a previously filed post-effective amendment.

This Post-Effective Amendment relates only to the UBS U.S. Mid Cap Growth Equity
Fund.  No other  information  relating to any other series of the  Registrant is amended or superseded hereby.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

                                         Subject to completion December 20, 2005
The UBS Funds

         UBS U.S. Mid Cap Growth Equity Fund

Prospectus

___________, 2006

This  prospectus  offers Class A, Class B, Class C and Class Y shares in the UBS
U.S.  Mid Cap Growth  Equity Fund (the  "Fund"),  a series of The UBS Funds (the
"Trust").  Each class has different sales charges and ongoing expenses.  You can choose  the class  that is best for you based on how much you plan to invest and how long you plan to hold your Fund shares. Class Y shares are available only to certain types of investors.

As with all  mutual  funds,  the  Securities  and  Exchange  Commission  has not approved or disapproved the Fund's shares or determined  whether this prospectus is complete or accurate. To state otherwise is a crime.

The  information  in this  prospectus is not complete and may be changed.  These securities  may not be sold  until the  registration  statement  filed  with the
Securities and Exchange Commission is effective.  The prospectus is not an offer to sell these  securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

              Not FDIC Insured. May lose value. No bank guarantee.

Contents

The UBS Funds
What every investor should know about the Fund

Your Investment
Information for managing your Fund account

         Managing Your Fund Account...........................................8
        --Flexible Pricing
        --Buying Shares
        --Selling Shares
        --Exchanging Shares
        --Pricing and Valuation

Additional Information
Additional important information about the Fund

         Where to learn more about the Fund..........................Back Cover

           The Fund is not a complete or balanced investment program.

UBS U.S. Mid Cap Growth Equity Fund

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Investment Objective, Strategies, Securities Selection and Risks

Fund Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

Under  normal  circumstances,  the Fund  invests  at least 80% of its net assets
(plus borrowings for investment  purposes,  if any) in equity securities of U.S.
mid capitalization  companies.  Mid capitalization companies are those companies with market  capitalizations  between $1 billion and $ 13 billion at the time of purchase,  with the range  adjusting  annually  with the  reconstitution  of the
Russell Midcap Growth Index. Investments in equity securities may include common stock and preferred stock. Up to 20% of the Fund's net assets may be invested in foreign  securities.  The Fund may (but is not required to) use forward currency contracts,  options and other derivatives as part of its investment  strategy or to help manage portfolio risks.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering (IPO).

Securities Selection

In selecting  securities for the Fund, the Advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o    above-average growth in revenue and earnings.

o    strong competitive position.

o    strong management.

o    sound financial condition.

The Fund will invest in companies within its  capitalization  range as described above.  However,  the Fund may  invest a portion  of its  assets  in  securities outside this range.  Further,  if movement in the market price causes a security to change from one capitalization  range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments,  including shares of an affiliated  investment company.  When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents,  which may affect  the  Fund's  ability to pursue its  investment  objective.  The  Advisor actively manages the Fund. As such,  increased  portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects  associated with portfolio  turnover may adversely affect the Fund's performance.

Principal Risks

An investment in the Fund is not guaranteed;  you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

Market  Risk--The  risk that the  market  value of the Fund's  investments  will fluctuate  as the stock and bond  markets  fluctuate.  Market  risk may affect a single issuer,  industry or section of the

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UBS U.S. Mid Cap Growth Equity Fund

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economy, or it may affect the market as a whole.

Mid Capitalization Company Risk--The risk that investments in mid capitalization size companies may be more volatile than investments in larger companies, as mid capitalization  companies  generally  experience higher growth and failure rates than larger capitalization  companies. The trading volume of these securities is normally  lower than that of larger  companies.  Changes in the demand for these securities  generally  have a  disproportionate  effect on their  market  price, tending to make prices  rise more in response to buying  demand and fall more in response to selling pressure than prices for larger companies.

Foreign  Investing  Risks--The  risk that  prices of the Fund's  investments  in foreign  securities  may go  down  because  of  unfavorable  foreign  government actions,  political  instability  or the absence of accurate  information  about foreign issuers.  Also, a decline in the value of foreign currencies relative to the U.S.  dollar  will  reduce  the  value of  securities  denominated  in those currencies.  Also,  foreign  securities  are sometimes less liquid and harder to sell and to value than securities of U.S. issuers.

Derivatives  Risk--The  Fund's  investments in derivatives may rise or fall more rapidly than other  investments.  For some  derivatives,  it is possible for the
Fund to lose more than the amount it invested in the derivative instrument.  The use of derivatives  may not succeed for various  reasons,  including  unexpected changes in the value of the derivatives or the assets underlying them.

IPO  Risk--Companies  involved in initial public offerings (IPOs) generally have
limited  operating  histories,   and  prospects  for  future  profitability  are
uncertain. Prices of IPOs may also be unstable because of the absence of a prior public  market,  the small number of shares  available for trading,  and limited investor information. IPOs will frequently be sold within 12 months of purchase.
This may result in increased  short-term capital gains, which will be taxable to shareholders as ordinary income.

Other Information

Commodity Pool Operator  Exemption--The  Trust has claimed an exclusion from the definition of the term "commodity  pool operator"  under the Commodity  Exchange
Act ("CEA"),  and, therefore,  is not subject to registration or regulation as a pool operator under the CEA.

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UBS U.S. Mid Cap Growth Equity Fund

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Performance

There  is no  performance  information  quoted  for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

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UBS U.S. Mid Cap Growth Equity Fund

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Expenses and Fee Tables

Fees and Expenses  These tables  describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)*

                                                  Class A   Class B  Class C  Class Y

Maximum Front-End Sales Charge (Load) Imposed on
   Purchases (as a % of offering price)            5.50%     None     None      None
Maximum Contingent Deferred Sales Charge (Load)
   (CDSC) (as a % of purchase or sales price,
   whichever is less)                             None**     5.00%    1.00%     None
Exchange Fee                                       None      None     None      None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)***

                                                  Class A   Class B  Class C  Class Y

Management Fees                                    0.85%     0.85%    0.85%    0.85%
Distribution and/or Service (12b-1) Fees           0.25%     1.00%    1.00%     None
Other Expenses****                                 1.04%     1.04%    1.04%    1.04%
                                                   -----     -----    -----    -----
Total Annual Fund Operating Expenses               2.14%     2.89%    2.89%    1.89%
                                                   =====     =====    =====    =====

Management Fee Waiver/Expense Reimbursements       0.69%     0.69%    0.69%    0.69%
                                                   -----     -----    -----    -----
Net Expenses*****                                  1.45%     2.20%    2.20%    1.20%
                                                   -----     -----    -----    -----

*    Securities dealers or other financial institutions, including UBS Financial
     Services  Inc.,  may charge a fee to process a  redemption  of shares.  UBS
     Financial Services Inc. currently charges a fee of $5.25.

**   Purchases of $1 million or more that were not subject to a front-end  sales charge are  subject to a 1% CDSC if sold within  one-year  of the  purchase date.

***  The fees and expenses are based on estimates.

**** Includes  an  administrative  fee of 0.075%  paid by the Fund to UBS Global
     Asset Management (US) Inc. ("UBS Global AM").

*****The Trust,  with  respect to the Fund,  and the Advisor have entered into a written  agreement  pursuant  to which the  Advisor  has  agreed to waive a portion of its management  fees and/or to reimburse  expenses to the extent necessary so that the Fund's expenses,  for the fiscal year ending June 30,
     2006,  otherwise do not exceed 1.45% for Class A shares,  2.20% for Class B shares, 2.20% for Class C shares and 1.20% for Class Y shares.  Pursuant to the written  agreement,  the Advisor is entitled to be  reimbursed  for any fees it waives  and  expenses  it  reimburses  for a period of three  years following such fee waivers and expense  reimbursements,  to the extent that such  reimbursement  of the  Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

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UBS U.S. Mid Cap Growth Equity Fund

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Example

This  example is intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual funds.

The example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated  and then sell all of your shares at the end of those  periods  unless otherwise stated.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        1 year*     3 years*

Class A                                                  $689        $1,120
Class B (assuming sale of all shares at end of period)   $723        $1,130
Class B (assuming no sale of shares)                     $223         $830
Class C (assuming sale of all shares at end of period)   $323         $830
Class C (assuming no sale of shares)                     $223         $830
Class Y (assuming sale of all shares at end of period)   $122         $527

*    The Fund has not  projected  expenses  beyond the  three-year  period shown because the Fund had not commenced investment  operations as of the date of this prospectus.

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Managing Your Fund Account

Flexible Pricing

The Fund offers four classes of  shares--Class  A, Class B, Class C and Class Y.
Each class has different sales charges and ongoing expenses.  You can choose the class  that is best for you,  based on how much you plan to invest  and how long you plan to hold your shares of the Fund.  Class Y shares are only  available to certain types of investors.

The Fund has adopted separate plans pertaining to the Class A, Class B and Class
C shares of the Fund under rule 12b-1 that  allows the Fund to pay  service  and
(for  Class B and Class C shares)  distribution  fees for the sale of the Fund's shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing  basis,  over time they will increase the cost of your  investment  and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for
Class A shares.

You may  qualify for a waiver of certain  sales  charges on Class A, Class B and
Class C shares.  See  "Sales  Charge  Waivers  for Class A,  Class B and Class C
Shares"  below.  You may also  qualify  for a  reduced  sales  charge on Class A shares. See "Sales Charge Reductions for Class A Shares" below.

Class A Shares

Class A shares have a front-end  sales  charge that is included in the  offering price of the Class A shares.  This sales  charge is paid at the time of purchase and is not  invested  in the Fund.  Class A shares pay an annual  service fee of
0.25% of average  net assets,  but they pay no  distribution  fees.  The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the Fund are described in the following table:

Class A Sales Charges:

                                                                              Reallowance to
                                                                            Selected Dealers as
                              Sales Charge as a Percentage of:         Percentage of Offering Price
Amount of Investment      Offering Price       Net Amount Invested

Less than $50,000              5.50%                  5.82%                        5.00%
$50,000 to $99,999             4.50                   4.71                         4.00
$100,000 to $249,999           3.50                   3.63                         3.00
$250,000 to $499,999           2.50                   2.56                         2.00
$500,000 to $999,999           2.00                   2.04                         1.75
$1,000,000 and over (1)        None                   None                 May pay up to 1.00(2)

(1)  A contingent  deferred sales charge of 1% of the shares'  offering price or the net asset value at the time of sale by the  shareholder,  whichever  is less,  is charged on sales of shares made  within one year of the  purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge.  Withdrawals  in the first year after  purchase of up to
     12% of the  value of the fund  account  under  the  Fund's  Automatic  Cash
     Withdrawal Plan are not subject to this charge.

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UBS U.S. Mid Cap Growth Equity Fund

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(2)  For sales of $1 million or more, UBS Global AM pays to the dealer an amount based upon the following schedule:  1.00% on the first $3 million, 0.75% on the next $2 million and 0.50% on the next $5 million.

If you intend to  purchase  more than $5  million of Class A shares,  you should instead purchase Class Y shares, which have lower on-going expenses.

Class B Shares

Class B shares have a contingent  deferred sales charge. When you purchase Class
B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares,  depending on how long you own the shares.

Class B shares pay an annual  12b-1  distribution  fee of 0.75% of  average  net assets,  as well as an annual 12b-1  service fee of 0.25% of average net assets.
If you hold  your  Class B shares  for the  period  specified  below,  they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period,  you will pay a deferred  sales charge.  We calculate the deferred sales charge by multiplying the lesser of the net asset  value of the Class B shares at the time of purchase or the net  asset  value  at the  time of sale by the  percentage  shown  in the following table:

                    Percentage (based on amount of
                   investment) by which the shares'
                    net asset value is multiplied:
               ------------------------------------------
                 Less    $100,000   $250,000   $500,000
                 than       to         to         to
               $100,000  $249,999   $499,999   $999,999
If you sell
shares
within:
1st year
since
purchase...       5%        3%         3%         2%
2nd year
since
purchase...       4%        2%         2%         1%
3rd year
since
purchase...       3%        2%         1%        None
4th year
since
purchase...       2%        1%        None       None
5th year
since
purchase...       2%       None       None       None
6th year
since
purchase...       1%       None       None       None
7th year
since
purchase...      None      None       None       None

If you are eligible for a complete  waiver of the sales charge on Class A shares because  you are  investing  $1 million or more,  you  should  purchase  Class A shares, which have lower ongoing expenses.

Class B shares  automatically  convert  to Class A shares  after  the end of the sixth year if you purchase less than $100,000,  after the end of the fourth year if you purchase at least $100,000 but less than  $250,000,  after the end of the third year if you purchase at least  $250,000  but less than  $500,000 and after the end of the second  year if you  purchase  $500,000  or more but less than $1 million. To qualify

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UBS U.S. Mid Cap Growth Equity Fund

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for the lower deferred sales charge and shorter  conversion  schedule,  you must make the indicated investment as a single purchase.

Regardless  of the  amount of the  investment,  Class B shares  of Family  Funds
("Family  Funds" include other UBS Funds,  UBS PACE Select funds and other funds for which UBS Global AM serves as principal  underwriter)  purchased or acquired prior to  November  5,  2001 and  exchanged  (including  exchanges  as part of a reorganization)  for shares of the Fund after  November  5, 2001  (collectively,
"Prior  Class B Shares")  are subject to a deferred  sales charge at the time of redemption at the following  percentages:  (i) 5%, if shares are sold within the first year since  purchase;  (ii) 4%, if shares are sold  within the second year since  purchase;  (iii) 3%, if  shares  are sold  within  the third  year  since purchase;  (iv) 2%, if shares  are sold  within  the  fourth or fifth year since purchase;  and (v) 1%, if shares are sold  within  the sixth  year of  purchase.
Prior  Class B Shares  held  longer than six years are not subject to a deferred sales  charge  and  automatically  convert  to Class A shares,  which have lower ongoing expenses.

We will not impose the  deferred  sales  charge on Class B shares  purchased  by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

o    First, Class B shares representing reinvested dividends, and

o    Second, Class B shares that you have owned the longest.

Class C Shares

Class C shares pay an annual  12b-1  distribution  fee of 0.75% of  average  net assets,  as well as an annual 12b-1  service fee of 0.25% of average net assets.
Class C shares do not  convert to another  class of shares.  This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00%, applicable if you sell your  shares  within  one year of the date you  purchased  them.  We calculate  the deferred  sales charge on sales of Class C shares by  multiplying
1.00% by the lesser of the net asset  value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales Charge Waivers for Class A, Class B and Class C Shares

Class A Front-end Sales Charge  Waivers.  Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.   Redemptions from any registered  mutual fund for which UBS Global AM or any of its affiliates serves as principal underwriter if you:

     o    Originally paid a front-end sales charge on the shares; and

     o    Reinvest the money within 60 days of the redemption date.

The Fund's front-end sales charge will also not apply to Class A purchases by or through:

2.   Employees  of UBS AG and its  subsidiaries  and  members of the  employees'
     immediate families;

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UBS U.S. Mid Cap Growth Equity Fund

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     and members and retired members of the Board of  Directors/Trustees  of any investment  company for which UBS Global AM or any of its affiliates  serve as principal underwriter.

3.   Trust  companies  and bank trust  departments  investing on behalf of their clients if clients  pay the bank or trust  company an  asset-based  fee for trust or asset management services.

4.   Retirement  plans and  deferred  compensation  plans that have assets of at least $1 million or at least 25 eligible employees.

5.   Broker-dealers  and  other  financial  institutions  (including  registered investment  advisers  and  financial  planners)  that have  entered  into a selling agreement with UBS Global AM (or otherwise have an arrangement with a  broker-dealer  or other financial  institution  with respect to sales of fund shares),  on behalf of clients  participating  in a fund  supermarket, wrap  program,  or other  program in which  clients pay a fee for  advisory
     services,   executing   transactions  in  Fund  shares,  or  for  otherwise
     participating in the program.

6.   Employees of  broker-dealers  and other financial  institutions  (including registered  investment  advisers and financial  planners) that have entered into a  selling  agreement  with UBS  Global  AM (or  otherwise  having  an arrangement  with a  broker-dealer  or  other  financial  institution  with respect to sales of fund shares),  and their immediate  family members,  as allowed by the internal policies of their employer.

7.   Insurance company separate accounts.

8.   Shareholders  of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

9.   Reinvestment of capital gains distributions and dividends.

10.  College savings plans  organized under Section 529 of the Internal  Revenue
     Code (the "IRC").

11.  A UBS  Financial  Services  Inc.  Adviser who was  formerly  employed as an investment executive with a competing brokerage firm, and

     o    you were the Financial  Advisor's  client at the  competing  brokerage firm;

     o    within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally  underwritten by the competing brokerage firm or its  affiliates,  and you either paid a sales charge to buy those  shares,  pay a  contingent  deferred  sales  charge when selling them or held those shares until the contingent  deferred sales charge was waived; and

     o    you  purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

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Class A, Class B and Class C Shares  Contingent  Deferred Sales Charge  Waivers.
The contingent deferred sales charge will be waived for:

o    Redemptions of Class A shares by former holders of Class N shares;

o    Exchanges  between  funds for which UBS Global AM or one of its  affiliates serves as principal underwriter, if purchasing the same class of shares;

o    Redemptions  following  the  death  or  disability  of the  shareholder  or beneficial owner;

o    Tax-free returns of excess contributions from employee benefit plans;

o    Distributions  from employee  benefit  plans,  including  those due to plan termination or plan transfer;

o    Redemptions  made in connection  with the Automatic Cash  Withdrawal  Plan, provided that such redemptions:

     --   are  limited  annually  to no more  than 12% of the  original  account value;

     --   are made in equal monthly amounts, not to exceed 1% per month; and

     --   the minimum  account value at the time the Automatic  Cash  Withdrawal
          Plan was initiated was no less than $5,000; and

o    Redemptions of shares purchased through certain retirement plans.

Sales Charge Reductions for Class A Shares

Right of Accumulation

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on  purchases  of Class A shares by  combining  a current  purchase  with certain  other  Class A, Class B,  Class C and/or  Class P or Y shares of Family
Funds  already  owned.  To  determine  if you  qualify  for a  reduction  of the front-end  sales  charge,  the amount of your  current  purchase is added to the current net asset  value of your other Class A, Class B, Class C and/or  Class P or Y shares,  as well as those  Class A,  Class B,  Class C and/or  Class P or Y shares of your  spouse  and  children  under the age of 21 and who reside in the same  household.  If you are the sole owner of a  company,  you may also add any company accounts,  including retirement plan accounts invested in Class A, Class
B, Class C and/or Class P or Y shares of the Family Funds. Companies with one or more  retirement  plans may add together the total plan assets invested in Class
A, Class B, Class C and/or  Class P or Y shares of the Family Funds to determine the  front-end  sales  charge that  applies.  To qualify  for the  discount on a purchase  through  a  financial  institution,  when  each  purchase  is made the investor or institution  must provide UBS Global AM with sufficient  information to verify that the purchase  qualifies for the privilege or discount.  The right of accumulation  may be amended or terminated by UBS Global AM at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different  procedures concerning Rights of Accumulation.

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UBS U.S. Mid Cap Growth Equity Fund

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Please contact your investment professional for more information.

Letter of Intent

Investors  may  also  obtain  reduced  sales  charges  for  Class A  shares  for investments of a particular amount by means of a written Letter of Intent, which expresses the  investor's  intention to invest that amount within a period of 13 months in shares of one or more Family  Funds.  Each  purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such  purchase to a single  transaction  of the total dollar  amount indicated in the Letter of Intent.  A Letter of Intent may include  purchases of
Class A, Class B, Class C and/or  Class Y shares made not more than three months prior to the date that the  investor  signs a Letter of Intent  and  during  the
13-month  period in which  the  Letter of  Intent  is in  effect;  however,  the
13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors  do not receive  credit for shares  purchased by the  reinvestment  of distributions.  Investors  qualifying  for  a  right  of  accumulation  discount
(described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding  obligation  upon the investor to purchase the full amount  indicated.  The minimum  initial  investment  under a Letter of
Intent is 5% of such amount,  and must be invested  immediately.  Class A shares purchased  with the  first 5% of such  amount  may be held in  escrow  to secure payment of the higher sales charge  applicable to the shares actually  purchased if the full amount  indicated is not purchased.  When the full amount  indicated
has been  purchased,  the escrow will be  released.  If an  investor  desires to redeem  escrowed  shares before the full amount has been  purchased,  the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent  forms may be  obtained  from UBS Global AM or from  investment professionals. Investors should read the Letter of Intent carefully.

Note on Sales  Charge  Reductions  and  Waivers for Class A, Class B and Class C
Shares

Additional  information  concerning  sales  charge  reductions  and  waivers  is available  in the  Fund's  SAI.  If you think you  qualify  for any of the sales charge  waivers or  reductions  described  above,  you may need to notify and/or provide  documentation to UBS Global AM. You will also need to notify UBS Global
AM of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load  breakpoints.  Information you may need to provide to UBS Global AM may include:

o    Information or records  regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

o    Information or records  regarding shares of the Fund or other funds held in any  account  at any  financial  intermediary  by  related  parties  of the shareholder, such as members of the same family; and/or

o    Any  information  that may be necessary for UBS Global AM to

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     determine your eligibility for a reduction or waiver of a sales charge.

For more  information,  you should contact your investment  professional or call
1-800-647-1568.  If you want  information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Fund's distribution  arrangements and the applicable sales charge reductions
and  waivers  is  available  on  the  Fund's   website,   free  of  charge,   at
http://www.ubs.com/globalam.

Class Y Shares

Shareholders  pay no front-end  sales  charges on Class Y shares.  However,  UBS
Global AM, as principal  underwriter  of the Fund,  may make payments out of its own  resources,  to affiliated  (UBS Financial  Services Inc.) and  unaffiliated dealers,  pursuant to written dealer agreements as follows:  a one time finder's fee consistent  with the Fund's Class A share  Reallowance to Selected  Dealers'
schedule  (see page 9) and  beginning in month 13 an ongoing fee in an amount up to 20 basis  points.  UBS Global AM does not make  these  payments  on  employee related Class Y share accounts and reserves the right not to make these payments if it determines,  in its sole discretion,  that a dealer has been acting to the detriment of the Fund.

The following are eligible to purchase Class Y shares:

o    Shareholders  of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

o    Retirement  plans with 5,000 or more eligible  employees or $100 million or more in plan assets;

o    Retirement  plan   platforms/programs  that  include  Fund  shares  if  the
     platform/program covers plan assets of at least $100 million;

o    Trust companies and bank trust  departments  purchasing shares on behalf of their clients in a fiduciary capacity;

o    Banks,  registered  investment  advisors and other  financial  institutions purchasing fund shares for their clients as part of a  discretionary  asset allocation model portfolio;

o    College   savings  plans  organized  under  Section  529  of  the  IRC,  if
     shareholder   servicing   fees  are  paid   exclusively   outside   of  the
     participating funds;

o    Other investors as approved by the Fund's Board of Trustees;

o    Shareholders who invest a minimum initial amount of $5 million in the Fund.
     An  institutional  investor may  aggregate  its holdings  with  holdings of certain related institutional investors to meet the foregoing minimums; and

o    Foundations,  Endowments and Religious and other  charitable  organizations described  in Section  501(c)(3)  of the IRC that invest a minimum  initial amount of $2,500,000;

o    Employees  of UBS Global AM as long as the  employee is named on an account purchased  directly from the Fund's  transfer agent in the minimum  initial amount of $50,000; and

o    Independent  Directors or Trustees of Family Funds and retired  Independent

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     Directors or Trustees of Family Funds as long as the director or trustee is named on an account  purchased  directly from the Fund's  transfer agent in the minimum initial amount of $50,000.

Class Y shares do not pay  ongoing  12b-1  distribution  or  service  fees.  The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying Shares

You can buy Fund shares through your investment  professional at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

o    Contacting  your  investment  professional  (if you  have an  account  at a financial  institution  that has entered into a dealer  agreement  with UBS
     Global AM);

o    Buying shares through the transfer agent as described below; or

o    Opening an account by exchanging shares from another Family Fund.

Selected  securities  dealers or other  financial  institutions,  including  UBS
Financial Services Inc., may charge a processing fee to confirm a purchase.  UBS
Financial Services Inc. currently charges a fee of $5.25.

The Fund and UBS  Global AM  reserve  the right to  reject a  purchase  order or suspend the offering of shares.

Through Financial Institutions/Professionals

As mentioned  above, the Fund has entered into one or more sales agreements with brokers,  dealers or other financial  intermediaries  ("Service Providers"),  as well as with financial  institutions (banks and bank trust departments) (each an
"Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the
Authorized Dealer (a "Sub-designee"),  may in some cases be authorized to accept purchase  and  redemption  orders that are in "good form" on behalf of the Fund.
The Fund will be deemed to have received a purchase or redemption order when the
Authorized  Dealer or Sub-designee  receives the order in good form. Such orders will be priced at the Fund's net asset value next  computed  after such order is received in good form by the Authorized Dealer or Subdesignee.  These Authorized
Dealers  may  charge  the  investor  a  transaction  fee or other  fee for their services at the time of purchase.  These fees would not be otherwise  charged if you purchased  shares directly from the Fund. It is the  responsibility  of such
Authorized  Dealers or  Sub-designees  to promptly  forward purchase orders with payments to the Fund.

Additional Compensation to Affiliated Dealer

UBS Global AM pays its  affiliate,  UBS Financial  Services  Inc., the following additional compensation in connection with the sale of Fund shares:

o    0.05% of the  value  (at the time of sale) of all  shares  of the Fund sold through UBS Financial Services Inc.

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UBS Global Asset Management                                                   15

UBS U.S. Mid Cap Growth Equity Fund

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o    a monthly  retention fee at the annual rate of 0.10% of the value of shares of the Fund  that are held in a UBS  Financial  Services  Inc.  account  at month-end.

The foregoing payments are made by UBS Global AM out of its own resources.

Minimum Investments:

Class A, Class B and Class C shares:

To open an account......................          $1,000
To add to an account....................            $100

The Fund may waive or reduce these amounts for:

o    Employees of UBS Global AM or its affiliates; or

o    Participants in certain pension plans,  retirement  accounts,  unaffiliated investment programs or the Fund's automatic investment plan.

Market Timers. The interests of the Fund's long-term shareholders and the Fund's ability to manage its  investments  may be  adversely  affected  when the Fund's shares  are  repeatedly  bought  and  sold  in  response  to  short-term  market fluctuations--also known as "market timing." Market timing may cause the Fund to have difficulty implementing long-term investment strategies,  because it cannot predict how much cash it will have to invest.  Market  timing also may force the
Fund to sell  portfolio  securities at  disadvantageous  times to raise the cash needed to buy a market  timer's Fund shares.  These  factors may hurt the Fund's performance and its shareholders.

In addition, the nature of the Fund's portfolio holdings may allow a shareholder to engage in a short-term  trading strategy to take advantage of possible delays between the change in the Fund's  portfolio  holdings and the reflection of that change in the Fund's net asset value (often called  "arbitrage  market timing").
The Fund may be subject to  arbitrage  market  timing  because the Fund may have significant  holdings in smaller cap  securities,  which may have market  prices that do not  accurately  reflect  the  latest  indications  of  value  of  these securities  at the time that the Fund  calculates  its net  asset  value due to, among other reasons,  infrequent trading or illiquidity.  There is a possibility that  arbitrage  market  timing may dilute the value of Fund shares if redeeming shareholders  receive  proceeds (and buying  shareholders  receive shares) based upon a net asset value that does not reflect  appropriate fair value prices. One of the objectives of the Fund's fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage,  detect and prevent market timing.  The Fund will reject purchase orders and  exchanges  into the Fund by any  person,  group or account  that UBS
Global AM determines to be a market timer. UBS Global AM maintains market timing prevention  procedures  under  which it reviews  daily  reports  from the Fund's transfer agent of all accounts that engaged in  transactions in Fund shares that exceed a specified  monetary  threshold and effected such transactions  within a certain  period of time to  evaluate  whether  any such  account  had engaged in market timing activity.  In evaluating the account  transactions,  UBS Global AM will consider the potential harm of the trading or exchange activity to the Fund

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or its shareholders. If UBS Global AM determines, in its sole discretion, that a shareholder has engaged in market timing,  the  shareholder  will be permanently barred from making future purchases or exchanges into the Fund. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the  shareholder's  account may be  temporarily  barred  from making  additional investments into the Fund pending a definitive determination.  In addition, if a
Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market  timing,  UBS Global AM will attempt to prohibit the
Financial Advisor from making additional  purchases of the Fund on behalf of its clients.

Shares of the Fund may be held through omnibus account  arrangements,  whereby a broker-dealer,  investment  advisor,  retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Fund for  trading  on  behalf  of its  customers  or  participants.  Omnibus
accounts  are  accounts   that   aggregate   the   transactions   of  underlying
shareholders, thus making it difficult to identify individual underlying account holder  activity.  UBS Global AM reviews  purchase  and  redemption  activity in omnibus  accounts on a daily  basis to seek to  identify  an unusual  pattern of trading  activity  within a short  period of time.  If UBS  Global AM detects an unusual  pattern of trading  activity,  UBS Global AM will notify the  Financial
Intermediary  of the  omnibus  account  and  will  request  that  the  Financial
Intermediary  use  its  best  efforts  to  identify  and  bar  any  customer  or participant that is engaging in market timing, if possible.

While the Fund  will  encourage  Financial  Intermediaries  to apply the  Fund's market timing policies to their customers or participants who invest in the Fund through an omnibus  account,  the Fund is limited in its  ability to monitor the trading  activity or enforce the Fund's market  timing  policies with respect to customers  of  Financial  Intermediaries.  For  example,  although UBS Global AM reviews the trading activity of omnibus accounts,  UBS Global AM may not be able to detect market timing that may be facilitated by Financial  Intermediaries  or made  difficult  to  identify in the omnibus  accounts  used by those  Financial
Intermediaries for aggregated purchases,  exchanges and redemptions on behalf of their customers or participants.

While the Fund will seek to take actions  (directly  and with the  assistance of
Financial Intermediaries) that will detect market timing, the Fund's efforts may not be completely successful in minimizing or eliminating such trading activity.

Certain  types of  transactions  will  also be  exempt  from the  market  timing prevention  procedures.  These exempt transactions are purchases and redemptions through UBS Global AM's Automatic Cash  Withdrawal  Plan,  purchases  through an automatic  investment  plan and  redemptions  by wrap fee accounts  that have an automatic rebalancing feature.

Selling Shares

You can sell  your Fund  shares  at any time.  If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following  order:  Class A, then
Class C, then Class B and last, Class Y.

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If you want to sell  shares  that you  purchased  recently,  the Fund may  delay payment until it verifies  that it has received  good payment.  If you hold your shares through a financial  institution,  you can sell shares by contacting your investment  professional,  or an  Authorized  Dealer or  Sub-designee,  for more information.  Important note: Each  institution or professional may have its own procedures  and  requirements  for selling  shares and may charge  fees.  If you purchased  shares  through  the  Fund's  transfer  agent,  you may sell  them as explained below.

If you sell Class A shares and then  repurchase  Class A shares of the same Fund within 365 days of the sale,  you can reinstate  your account  without  paying a sales charge.

Securities  dealers or other  financial  institutions,  including  UBS Financial
Services Inc., may charge a fee to process a redemption of shares. UBS Financial
Services Inc. currently charges a fee of $5.25.

The Fund  reserves  the right to pay  redemptions  "in kind"  (i.e.,  payment in securities rather than cash) if the investment you are redeeming is large enough to affect  the  Fund's  operations  (for  example,  if it  represents  more than
$250,000 or 1% of the Fund's assets).  In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Fund money to maintain shareholder  accounts.  Therefore,  the Fund reserves the right to repurchase  all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such  redemptions.  If the Fund  elects to do this with  your  account,  it will notify you that you can increase  the amount  invested to $500 or more within 60 days.  The Fund will not  repurchase  shares in  accounts  that fall  below $500 solely because of a decrease in the Fund's net asset value.

To help the  government  fight the  funding of  terrorism  and money  laundering activities,  federal law requires all financial  institutions to obtain,  verify and record information that identifies each person who opens an account.  If you do not provide the information  requested,  the Fund may not be able to maintain your  account.  If the Fund is unable to verify your identity or that of another person(s)  authorized to act on your behalf,  the Fund and UBS Global AM reserve the  right to close  your  account  and/or  take  such  other  action  they deem reasonable  or  required by law.  Fund  shares  will be  redeemed  and valued in accordance with the net asset value next calculated after the  determination has been made to close the account.

Exchanging Shares

You may  exchange  Class A,  Class B or Class C shares of the Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange  shares.  You may have to pay a deferred  sales charge if you later sell the shares you acquired in the  exchange.  A fund will use the date of your original  share  purchase to  determine  whether  you must pay a deferred  sales charge when you sell the shares of the fund acquired in the exchange.

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UBS U.S. Mid Cap Growth Equity Fund

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Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may  exchange  shares of one fund for shares of another  fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial  institution,  you may exchange your shares by placing an order with that  institution.  If you hold Fund shares through the Fund's  transfer  agent,  you may exchange  your shares as explained below.

The Fund may modify or terminate the exchange privilege at any time.

Transfer Agent

If you wish to invest in this Fund or any other of the Family Funds  through the
Fund's  transfer  agent,  PFPC Inc.,  you can obtain an  application  by calling
1-800-647-1568.  You must complete and sign the  application  and mail it, along with a check to the transfer agent.

You may also sell or  exchange  your  shares by writing  to the Fund's  transfer agent. Your letter must include:

o    Your name and address;

o    Your account number;

o    The  name of the fund  whose  shares  you are  selling,  and if  exchanging shares, the name of the fund whose shares you want to buy;

o    The dollar amount or number of shares you want to sell and/or exchange; and

o    A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant  in one of the medallion  programs  recognized by the
     Securities  Transfer Agents  Association.  These are:  Securities  Transfer
     Agents Medallion Program (STAMP),  Stock Exchanges Medallion Program (SEMP)
     and the New York Stock Exchange Medallion Signature Program (MSP). The Fund
     will not accept signature guarantees that are not part of these programs.

Applications  to purchase  shares (along with a check),  and letters  requesting redemptions  of shares or exchanges of shares  through the transfer agent should be mailed to:

     PFPC Inc.
     Attention:  UBS Mutual Funds
     760 Moore Road
     King of Prussia, PA 19406

You do not have to complete an application when you make additional  investments in the Fund.

Pricing and Valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share.  The Fund calculates net asset value on days that the New
York Stock  Exchange  ("NYSE")  is open.  The Fund  calculates  net asset  value separately  for  each  class  as of the  close of  regular  trading  on the NYSE
(generally,  4:00 p.m.,  Eastern  time).  The NYSE normally is not open, and the
Fund does not price its shares, on most national holidays and on Good Friday.

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UBS U.S. Mid Cap Growth Equity Fund

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Your price for buying, selling or exchanging shares of the Fund will be based on the net asset value  (adjusted for any  applicable  sales  charges) that is next calculated  after the Fund (or an Authorized  Dealer or  Sub-designee)  receives your  order  in  good  form.  If  you  place  your  order  through  a  financial institution,  your  investment  professional is responsible for making sure that your order is promptly sent to the Fund.

The Fund calculates its net asset value based on the current market value of its portfolio securities. The Fund normally obtains market values for its securities from independent  pricing services that use reported last sales prices,  current market quotations or valuations from  computerized  "matrix" systems that derive values based on comparable  securities.  If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value  determined  by or under the  direction  of the Fund's  Board of
Trustees.  The Fund normally uses the amortized  cost method to value bonds that will mature in 60 days or less.

The Trust's Board of Trustees has  delegated to the UBS Global Asset  Management
Funds'   Valuation   Committee   the   responsibility   for  making  fair  value
determinations  with respect to the Fund's  portfolio  securities.  The types of securities for which such fair value pricing may be necessary  include,  but are not limited to: foreign securities under some circumstances, as discussed below;
securities of an issuer that has entered into a restructuring;  securities whose trading  has been  halted  or  suspended;  fixed-income  securities  that are in default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.  The need to fair value the Fund's portfolio  securities may also result from low trading volume in foreign markets or thinly traded domestic  securities,  and when a security subject to a trading limit or  collar on the  exchange  or  market  on which it is  primarily  traded reaches  the "limit up" or "limit  down" price and no trading has taken place at that price.

The Fund  expects to price  most of its  portfolio  securities  based on current market  value,  as  discussed  above.  Securities  and assets  for which  market quotations  are not  readily  available  may be  valued  based  upon  appraisals received from a pricing  service using a  computerized  matrix system or formula method that takes into consideration market indices,  matrices, yield curves and other specific adjustments.  This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula  method  not  been  used.  Securities  also  may be  valued  based  upon
appraisals   derived  from  information   concerning  the  security  or  similar
securities  received from recognized  dealers in those  securities.  If the Fund concludes  that a market  quotation  is not  readily  available  for a portfolio security for any number of reasons,  including the  occurrence of a "significant event"  (e.g.,  natural  disaster or  governmental  action),  after the close of trading in its  principal  domestic  or  foreign  market but before the close of regular  trading on the NYSE,  the Fund will use fair  value  methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects security values as of the time of pricing.

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UBS U.S. Mid Cap Growth Equity Fund

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Valuing  securities  at fair value  involves  greater  reliance on judgment than valuing  securities that have readily  available market  quotations.  Fair value determinations  can also involve  reliance on quantitative  models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the  fair  value  assigned  to a  security  if it were to sell the  security  at approximately  the time at which the Fund  determines  its net  asset  value per share.  As a result,  the Fund's sale or  redemption  of its shares at net asset value,  at a time when a holding or holdings are valued at fair value,  may have the  effect  of  diluting  or  increasing  the  economic  interest  of  existing shareholders.

The Fund may invest in securities  that trade  primarily in foreign markets that trade on  weekends  or other days on which the Fund does not  calculate  its net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares.

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UBS U.S. Mid Cap Growth Equity Fund

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Management

Investment Advisor

UBS  Global  Asset  Management  (Americas)  Inc.  (the  "Advisor"),  a  Delaware
corporation  located  at One  North  Wacker  Drive,  Chicago,  IL  60606,  is an
investment advisor registered with the U.S. Securities and Exchange  Commission.
As of June 30, 2005, the Advisor had approximately $50.1 billion in assets under management.  The  Advisor is an  indirect,  wholly  owned  subsidiary  of UBS AG
("UBS")  and a member of the UBS Global  Asset  Management  Division,  which had approximately $535.2 billion in assets under management as of June 30, 2005. UBS
is  an  internationally   diversified  organization   headquartered  in  Zurich,
Switzerland, with operations in many areas of the financial services industry.

A  discussion  regarding  the basis for the Board of  Trustees'  approval of the investment advisory agreement between the Trust and the Advisor on behalf of the
Fund will be  available in the Fund's  annual  report for the fiscal year ending
June 30, 2006.

Portfolio Management

Investment  decisions for the Fund are made by an investment  management team at the Advisor.  David Lettenberger and Nancy Barber are the portfolio managers for the  Fund  and  each of them  are  jointly  and  primarily  responsible  for the day-to-day  management  of the Fund's  portfolio.  The  portfolio  managers have access to members of the Mid Cap Growth investment management team, each of whom has some  responsibility  for  research and security  selection.  The  portfolio managers  also may have access to  additional  portfolio  managers  and analysts within  the  various  asset  classes  and  markets  in which  the Fund  invests.
Information about Mr. Lettenberger and Ms. Barber is provided below.

David J.  Lettenberger is Co-Head of the Mid Cap Growth team at UBS Global Asset
Management  and a  portfolio  manager  of the  Fund  since  its  inception.  Mr.
Lettenberger  joined UBS Global Asset  Management in 2005. From 1999 until 2005,
Mr.  Lettenberger  was employed  with U.S.  Bancorp  Asset  Management.  At U.S.
Bancorp Asset Management,  Mr.  Lettenberger was a Managing Director and Head of
the Mid and Large Cap Growth team.

Nancy C.  Barber is  Co-Head  of the Mid Cap  Growth  team at UBS  Global  Asset
Management and a portfolio  manager of the Fund since its inception.  Ms. Barber joined UBS Global Asset Management in 2005. From 1998 until 2005, Ms. Barber was employed with U.S. Bancorp Asset  Management.  At U.S. Bancorp Asset Management,
Ms. Barber was a Vice President and Equity Portfolio Manager.

Advisory Fees

The  investment  advisory fee  (expressed as a percentage of average net assets)
payable to the Advisor,  before fee waivers and/or expense reimbursements by the
Fund is presented in the table below.

The Advisor has contractually  agreed to waive its fees and/or reimburse certain expenses  so that the total  operating  expenses  of the Fund do not  exceed the amounts listed in the footnote to the Fund's Expense Table. The contractual

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UBS U.S. Mid Cap Growth Equity Fund

--------------------------------------------------------------------------------

fee waiver and/or expense  reimbursement  agreement will remain in place for the
Fund's fiscal year ending June 30, 2006.  Thereafter,  the expense limit for the
Fund will be reviewed each year, at which time the  continuation  of the expense limit  will  be  discussed  by the  Advisor  and  the  Board  of  Trustees.  The
contractual  fee waiver  agreement also provides that the Advisor is entitled to reimbursement  of fees it waived and/or  expenses it reimbursed  for a period of three years following such fee waivers and expense reimbursements, provided that the  reimbursement by the Fund of the Advisor will not cause the total operating expense ratio to exceed the  contractual  limit as then may be in effect for the
Fund.

Effective        Advisory Fee Breakpoint Schedule
Advisory Fee
                Assets under Management       Fee
0.850%          $0 - $500 million             0.850%
                On the next $ 500 million -   0.800%
                $1 billion
                Above $ 1 billion             0.775%

Administrator

UBS Global Asset Management (US) Inc. ("UBS Global AM"), located at 51 West 52nd
Street, New York, NY 10019-6114, is the administrator of the Fund. UBS Global AM is an indirect  wholly owned asset  management  subsidiary of UBS. The Fund pays
UBS Global AM at the annual  contract  rate of 0.075% of its  average  daily net assets for administrative services.

Disclosure of Portfolio Holdings

The Fund will generally post on its website at http://www.ubs.com/globalam,  the ten largest stock  portfolio  holdings of the Fund, and the percentage that each of these holdings  represents of the Fund's total assets,  as of the most recent calendar-quarter  end, 14 calendar  days after the end of the calendar  quarter.
The Fund will file its complete schedule of portfolio  holdings with the SEC for the first and third  quarters of each fiscal year on Form N-Q.  The Fund's Forms
N-Q are available on the SEC's website at www.sec.gov.  The Fund's Forms N-Q may be reviewed and copied at the SEC's Public  Reference Room in  Washington,  D.C.
Information on the operation of the SEC's Public  Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copes of Forms N-Q from the Fund upon request by calling 1-800-647-1568. The Fund's complete schedule of portfolio  holdings  for the second and fourth  quarters of each fiscal year are filed  with the SEC on Form  N-CSR and  appear  in the  semi-annual  and  annual reports, respectively,  sent to shareholders. The semi-annual and annual reports
for   the    Fund    will    be    posted    on   the    Fund's    website    at
http://www.ubs.com/globalam.  Please consult the Fund's SAI for a description of the policies  and  procedures  that govern  disclosure  of the fund's  portfolio holdings.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   23

UBS U.S. Mid Cap Growth Equity Fund

--------------------------------------------------------------------------------

Dividends and Taxes

Dividends and Distributions

Income dividends are normally declared and paid annually. Capital gains, if any, are  distributed  in December.  The amount of any  distributions  will vary, and there is no guarantee the Fund will pay either income  dividends or capital gain distributions.

Classes with higher  expenses are expected to have lower income  dividends.  For example, Class B and Class C shares are expected to have the lowest dividends of the Fund's shares, while Class Y shares are expected to have the highest.

You will receive income  dividends and capital gain  distributions in additional shares  of the  same  class  of the  Fund  unless  you  notify  your  investment professional  or the Fund in  writing  that you elect to  receive  them in cash.
Clients who own Fund shares  through  certain wrap fee programs may not have the option of electing to receive  dividends  in cash.  Distribution  options may be
changed  at  any  time  by  requesting  a  change  in  writing.   Dividends  and
distributions  are  reinvested on the  reinvestment  date at the net asset value determined at the close of business on that date.

If you  invest  in the Fund  shortly  before  it makes a  distribution,  you may receive some of your investment back in the form of a taxable distribution.

Taxes

In general, if you are a taxable investor, Fund distributions are taxable to you as either  ordinary  income or capital gains.  This is true whether you reinvest your  distributions  in  additional  Fund shares or receive them in cash.  Every
January, you will receive a statement that shows the tax status of distributions you received for the previous year.  Distributions declared in December but paid in January are taxable as if they were paid in December.

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares. A portion of income  dividends  designated by the Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term capital gains rates,  provided certain holding period requirements are met.

By law,  the Fund must  withhold a portion  of your  taxable  distributions  and redemption proceeds unless you:

o    provide your correct social security or taxpayer identification number,

o    certify that this number is correct,

o    certify that you are not subject to backup withholding, and

o    certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so.

When you sell your shares in the Fund,  you may realize a capital  gain or loss.
For tax  purposes,  an  exchange  of your Fund  shares for shares of a different
Family Fund is the same as a sale.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   24

UBS U.S. Mid Cap Growth Equity Fund

--------------------------------------------------------------------------------

Fund  distributions  and gains from the sale of your Fund shares  generally  are subject  to state  and  local  taxes.  Any  foreign  taxes  the Fund pays on its investments  may be passed  through  to you as a foreign  tax  credit.  Non-U.S.
investors may be subject to U.S.  withholding  or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal,  state,  local or foreign tax consequences of your investment in the Fund.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   25

UBS U.S. Mid Cap Growth Equity Fund

--------------------------------------------------------------------------------

Supplemental Portfolio Manager Performance Information

Because David J Lettenberger and Nancy C. Barber, the portfolio managers for the
Fund, have managed another investment company in a substantially  similar manner to the way that the  portfolio  managers  will  manage the Fund,  the  following supplemental  performance  information is being  provided to assist  prospective investors in making an informed  investment  decision.  The tables below provide performance  information for the Mid Cap Growth Opportunities Fund, a registered
investment   company   previously   managed  by  the  portfolio   managers  with
substantially similar investment objectives,  policies and investment strategies as the Fund (the "MCGO Fund").  The return data provided  below  represents  the performance of the MCGO Fund managed by the portfolio  managers at U.S.  Bancorp
Asset  Management,  the firm at which the  portfolio  managers  were  previously employed. The return data of the MCGO Fund has been calculated based on publicly available records. The portfolio managers had full discretionary  authority over the  selection  of  investments  for the  MCGO  Fund  during  the  time  periods presented.

The  performance  of the MCGO Fund is  adjusted  to reflect  the Fund's  Class A estimated net expenses,  which include the effect of contractual fee waivers and expense reimbursements. The following presentation also shows the performance of the MCGO Fund  adjusted to reflect the Fund's  Class A estimated  net  expenses, which includes the effect of contractual fee waivers and expense  reimbursements and also reflects the Class A front-end  sales charge of 5.50%.  The performance of the Fund's benchmark index, the Russell Midcap Growth Index, not adjusted for any fees or expenses, is also provided.

Please  note  that  the  performance  of the  MCGO  Fund is not the  Fund's  own historical  performance.  The  performance  of  the  MCGO  Fund  should  not  be considered  a  substitute  for  the  Fund's  performance,  and the  MCGO  Fund's performance is not necessarily an indication of the Fund's future performance.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   26

UBS U.S. Mid Cap Growth Equity Fund

--------------------------------------------------------------------------------

Adjusted Performance of the MCGO Fund- The performance of the MCGO Fund has been adjusted to reflect the fees and expenses of the Fund.

All periods ending August 31, 2005

--------------------------------- ----------------- ----------------- ----------------- -----------------
All Periods ending 8/31/05        Net with sales    Net without       Gross             Russell Midcap
                                  load (1)          sales load (2)                      Growth (3)

One Year                                  24.10%            31.32%            33.18%            16.45%
Five Years                                  N/A               N/A               N/A               N/A
Ten Years                                   N/A               N/A               N/A               N/A
Since inception (6/30/03)(4)              19.30%            22.45%            24.23%            20.02%
--------------------------------- ----------------- ----------------- ----------------- -----------------

Adjusted Performance of the MCGO Fund- The performance of the MCGO Fund has been adjusted to reflect the fees and expenses of the Fund.

------------------------ ----------------- ----------------- ----------------- -----------------
                         Net with sales    Net without       Gross             Russell Midcap
                         load (1)          sales load (2)                      Growth (3)

From 7/1/03 to 12/31/03         13.00%            19.57%            20.41%            20.19%
     1/1/04 to 12/31/04         14.37%            21.03%            22.76%            15.48%
      YTD as of 8/31/05          1.34%             7.23%             8.23%             6.98%
------------------------ ----------------- ----------------- ----------------- -----------------

(1) Adjusted to reflect  Class A shares'  estimated net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A shares'  estimated net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark  index is the Russell Midcap Growth Index.  The Russell Midcap
Growth  Index is an  unmanaged  index that  measures  the  performance  of those
Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

(4) The "since  inception" return presents the performance of the MCGO Fund from the date when the Fund's portfolio managers began managing the MCGO Fund.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   27

UBS U.S. Mid Cap Growth Equity Fund

--------------------------------------------------------------------------------

Adjusted Performance of the MCGO Fund- The performance of the MCGO Fund has been adjusted to reflect the fees and expenses of the Fund.

Monthly Performance

------------------------- ----------------- ------------------ ----------------- -----------------
                          Net with sales    Net without                          Russell Midcap
                          load (1)          sales load (2)     Gross             Growth (3)

 07/01/2003 - 07/31/2003            -1.45%              4.29%             4.41%             3.57%
 08/01/2003 - 08/31/2003            -0.12%              5.70%             5.82%             5.51%
 09/01/2003 - 09/30/2003            -8.56%             -3.24%            -3.12%            -1.94%
 10/01/2003 - 10/31/2003             1.74%              7.66%             7.78%             8.06%
 11/01/2003 - 11/30/2003            -2.75%              2.91%             3.03%             2.68%
 12/01/2003 - 12/31/2003            -4.38%              1.19%             1.31%             1.09%
 01/01/2004 - 01/31/2004            -2.57%              3.10%             3.22%             3.30%
 02/01/2004 - 02/29/2004            -2.73%              2.93%             3.05%             1.68%
 03/01/2004 - 03/31/2004            -5.54%             -0.04%             0.08%            -0.19%
 04/01/2004 - 04/30/2004            -9.01%             -3.72%            -3.60%            -2.82%
 05/01/2004 - 05/31/2004            -2.66%              3.00%             3.12%             2.36%
 06/01/2004 - 06/30/2004            -3.17%              2.46%             2.58%             1.59%
 07/01/2004 - 07/31/2004           -11.38%             -6.22%            -6.10%            -6.62%
 08/01/2004 - 08/31/2004            -7.60%             -2.23%            -2.11%            -1.23%
 09/01/2004 - 09/30/2004            -1.67%              4.06%             4.18%             3.73%
 10/01/2004 - 10/31/2004             0.11%              5.94%             6.06%             3.39%
 11/01/2004 - 11/30/2004             0.23%              6.06%             6.18%             5.16%
 12/01/2004 - 12/31/2004            -1.02%              4.74%             4.86%             4.79%
 01/01/2005 - 01/31/2005            -7.24%             -1.84%            -1.72%            -2.68%
 02/01/2005 - 02/28/2005            -2.87%              2.79%             2.91%             2.53%
 03/01/2005 - 03/31/2005            -7.81%             -2.44%            -2.32%            -1.46%
 04/01/2005 - 04/30/2005            -8.92%             -3.62%            -3.50%            -3.96%
 05/01/2005 - 05/31/2005             1.18%              7.07%             7.19%             5.73%
 06/01/2005 - 06/30/2005            -4.21%              1.36%             1.48%             1.86%
 07/01/2005 - 07/31/2005            -1.41%              4.32%             4.44%             5.84%
 08/01/2005 - 08/31/2005            -5.65%             -0.16%            -0.04%            -0.61%
------------------------- ----------------- ------------------ ----------------- -----------------

(1) Adjusted to reflect  Class A shares'  estimated net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A shares'  estimated net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark  index is the Russell Midcap Growth Index.  The Russell Midcap
Growth  Index is an  unmanaged  index that  measures  the  performance  of those
Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   28

UBS U.S. Mid Cap Growth Equity Fund

--------------------------------------------------------------------------------

Supplemental Advisor Performance Information

Because  the Advisor has managed  another  advisory  account in a  substantially similar  manner to the way in which  the  Advisor  will  manage  the  Fund,  the following  supplemental  performance  information  is being  provided  to assist prospective  investors  in making an informed  investment  decision.  The tables below provide performance  information for composites of all applicable advisory
accounts  managed  by  the  Advisor  with   substantially   similar   investment
objectives, policies and investment strategies as the Fund ("U.S. Mid Cap Growth
Equity  Composite").  The U.S. Mid Cap Growth Equity  Composite  Performance was
obtained from the records maintained by the Advisor.

The U.S. Mid Cap Growth Equity Composite  Performance is adjusted to reflect the
Fund's Class A estimated net expenses,  which include the effect of  contractual fee waivers and expense  reimbursements.  The following  presentation also shows the U.S. Mid Cap Growth  Equity  Composite  Performance  adjusted to reflect the
Fund's Class A estimated net expenses,  which includes the effect of contractual fee waivers and expense  reimbursements  and also reflects the Class A front-end sales  charge of 5.50%.  The  performance  of the Fund's  benchmark  index,  the
Russell  Midcap  Growth  Index,  not adjusted for any fees or expenses,  is also provided.

Please note that the U.S. Mid Cap Growth Equity Composite Performance is not the
Fund's own  historical  performance.  The U.S. Mid Cap Growth  Equity  Composite
Performance  should not be considered a substitute  for the Fund's  performance, and the U.S. Mid Cap Growth Equity  Composite  Performance is not necessarily an indication of the Fund's future  performance.  The account  included in the U.S.
Mid Cap Growth  Equity  Composite  Performance  was not  necessarily  subject to
certain   investment   limitations,   diversification   requirements  and  other
restrictions  imposed on mutual funds by the Investment  Company Act of 1940 and the IRC,  which, if applicable,  may have adversely  affected the performance of these accounts.

The  U.S.  Mid  Cap  Growth  Equity  Composite  Performance  may  be  calculated differently than the method used for calculating  Fund  performance  pursuant to
SEC  guidelines.  The U.S. Mid Cap Growth Equity  Composite is asset weighted by
beginning-of-period   asset  values.   Investment   results  are   time-weighted
performance calculations representing total return. Returns are calculated using geometric  linking of monthly returns.  The U.S. Mid Cap Growth Equity Composite is valued at least  monthly,  taking into account  cash flows.  All realized and unrealized  capital gains and losses, as well as all dividends and interest from investments and cash balances,  are included.  Interest income from fixed income securities is accrued,  and equity  dividends are accrued as of the  ex-dividend date.  Investment  transactions  are  accounted  for  on  a  trade  date  basis.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   29

UBS U.S. Mid Cap Growth Equity Fund

--------------------------------------------------------------------------------

Composite Performance - U.S. Mid Cap Growth Equity Composite
July 1, 2003 through November 30, 2005

-------------------------------- ----------------- ----------------- ----------------- -----------------
All Periods ending 11/30/05      Net with sales    Net without       Gross             Russell Midcap
                                 load (1)          sales load (2)                      Growth (3)

One Year                                   N/A               N/A               N/A               N/A
Five Years                                 N/A               N/A               N/A               N/A
Ten Years                                  N/A               N/A               N/A               N/A
Since inception (8/31/05)               -2.46%             3.22%             3.59%             3.65%
-------------------------------- ----------------- ----------------- ----------------- -----------------

Composite Performance - U.S. Mid Cap Growth Equity Composite

------------------------ ----------------- ----------------- ----------------- -----------------
                         Net with sales    Net without       Gross             Russell Midcap
                         load (1)          sales load (2)                      Growth (3)

From 9/1/05 to 11/30/05         -2.46%             3.22%             3.59%             3.65%

(1) Adjusted to reflect  Class A shares'  estimated net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A shares'  estimated net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark  index is the Russell Midcap Growth Index.  The Russell Midcap
Growth  Index is an  unmanaged  index that  measures  the  performance  of those
Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   30

UBS U.S. Mid Cap Growth Equity Fund

--------------------------------------------------------------------------------

Composite Performance - U.S. Mid Cap Growth Equity Composite
Monthly Performance

------------------------- ----------------- ----------------- ----------------- ------------------
                          Net with sales    Net without                         Russell Midcap
                          load (1)          sales load (2)    Gross             Growth (3)

 09/01/2005 - 09/30/2005            -4.03%             1.56%             1.68%              1.29%
 10/01/2005 - 10/31/2005            -7.60%            -2.23%            -2.11%             -2.94%
 11/01/2005 - 11/30/2005            -1.77%             3.95%             4.07%              5.43%
------------------------- ----------------- ----------------- ----------------- ------------------

(1) Adjusted to reflect  Class A shares'  estimated net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A shares'  estimated net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The benchmark  index is the Russell Midcap Growth Index.  The Russell Midcap
Growth  Index is an  unmanaged  index that  measures  the  performance  of those
Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   31

UBS U.S. Mid Cap Growth Equity Fund

--------------------------------------------------------------------------------

Financial Highlights

No financial  information is presented for the Fund because it had not commenced operations as of the date of this prospectus.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                   32

UBS U.S. Mid Cap Growth Equity Fund

--------------------------------------------------------------------------------

If you want more information about the Fund, the
following documents are available free upon request:

Annual/Semi-Annual Reports
                                                            The UBS Funds
Additional information about the Fund's investments will
be available in the Fund's annual and semiannual reports      UBS U.S. Mid Cap
to shareholders.  As of the date of this prospectus,          Growth Equity Fund
annual and semi-annual reports are not yet available
because the Fund has not commenced operations.              Prospectus

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund
and is incorporated by reference into this prospectus
(i.e. it is legally considered a part of this prospectus).

You may discuss your questions about the Fund by
contacting your investment professional.  You may obtain
free copies of the Fund's annual and semi-annual reports
and the SAI by contacting the Fund directly at
1-800-647-1568 or by accessing the documents on the
Fund's website at http://www.ubs.com/globalam.

You may review and copy information about the Fund,
including shareholder reports and the SAI, at the Public
Reference Room of the Securities and Exchange Commission
in Washington, D.C.  You may obtain information about the
operations of the SEC's Public Reference Room by calling
the SEC at 1-202-942-8090.  You may get copies of reports
and other information about the Fund:

o    For a fee, by electronic request at  publicinfo@sec.gov
     or by  writing  the  SEC's  Public  Reference  Section,
     Washington, D.C. 20549-0102; or

o    Free  from  the  EDGAR   Database  on  the  SEC's
     Internet   website  at: http://www.sec.gov.

The UBS Funds

Investment Company Act File No. 811-6637                    ___________, 2006

                                        Subject to completion December 20, 2 005

                                  The UBS Funds
                       UBS U.S. Mid Cap Growth Equity Fund

                             One North Wacker Drive
                             Chicago, Illinois 60606

                       STATEMENT OF ADDITIONAL INFORMATION

                             Dated __________, 2006

The UBS U.S.  Mid Cap  Growth  Equity  Fund (the  "Fund") is a series of The UBS
Funds, an open-end management investment company (the "Trust").

UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG ("UBS"),  serves as the  investment  advisor for the Fund.  UBS Global
Asset  Management  (US) Inc. ("UBS Global AM") serves as the  administrator  and underwriter  for the Fund.  UBS  Global AM is an  indirect  wholly  owned  asset management subsidiary of UBS.

This SAI is not a  prospectus  and should be read only in  conjunction  with the
Fund's current Prospectus,  dated __________, 2006. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll free at 1-800-647-1568.  The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

The information in this SAI is not complete and may be changed. These securities may not be sold until the  registration  statement filed with the Securities and
Exchange  Commission  is  effective.  The  SAI is not an  offer  to  sell  these securities and is not  soliciting an offer to buy these  securities in any state where the offer or sale is not permitted.

   Investment Company Securities and Investments in

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER

REDUCED SALES CHARGES, ADDITIONAL PURCHASE, EXCHANGE AND

FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.............................................53

                       GENERAL INFORMATION ABOUT THE TRUST

The  Trust  currently   offers  shares  of  the  following   seventeen   series,
representing  separate  portfolios of investments:  UBS U.S. Bond Fund, UBS High
Yield Fund,  UBS U.S.  Large Cap Equity  Fund,  UBS U.S.  Large Cap Value Equity
Fund,  UBS U.S.  Large Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S.
Small Cap Growth Fund, UBS U.S. Real Estate Equity Fund,  UBS Global  Allocation
Fund,  UBS Global Equity Fund,  UBS Global Bond Fund,  UBS Absolute  Return Bond
Fund,  UBS Dynamic  Alpha Fund,  UBS  International  Equity  Fund,  UBS Emerging
Markets Debt Fund, UBS Emerging  Markets Equity Fund and UBS U.S. Mid Cap Growth
Equity Fund.  This SAI relates to the UBS U.S.  Mid Cap Growth  Equity Fund (the
"Fund").  The Fund currently offers four classes of shares:  the Class A shares, the Class B shares,  the Class C shares  and the Class Y shares.  Class A shares have a front-end  sales charge,  a contingent  deferred sales charge ("CDSC") in the first year of  ownership,  and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class B shares have a CDSC and are  subject to annual  12b-1  distribution  fees of 0.75% of average daily net assets,  as well as annual 12b-1 plan service fees of 0.25% of average daily net assets.  Class C shares  have a CDSC and are  subject to annual  12b-1 distribution  fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average  daily net assets.  Class Y shares,  which are designed  primarily for institutional  investors,  have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on December 1, 1993.

Diversification Status

The Fund is classified as "diversified"  for purposes of the Investment  Company
Act of 1940, as amended (the "Act").

General Definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator"  or "UBS Global AM" shall mean UBS Global Asset  Management (US)
Inc., which serves as the Fund's administrator.

"Advisor" shall mean UBS Global Asset  Management  (Americas) Inc., which serves as the Fund's investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family  Funds"  shall mean the Fund and other funds for which UBS Global  Asset
Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Fund" or "Series" shall mean the UBS U.S. Mid Cap Growth Equity Fund.

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust"  shall mean The UBS Funds,  an open-end  management  investment  company registered under the Act.

"Underwriter"  or "UBS Global AM" shall mean UBS Global  Asset  Management  (US)
Inc., which serves as the Fund's underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

                              INVESTMENT STRATEGIES

The following  discussion of investment  techniques and instruments  supplements and should be read in conjunction with the investment objective and policies set forth in the Fund's Prospectus. The investment practices described below, except for the  discussion of  percentage  limitations  with respect to portfolio  loan transactions and borrowing,  are not fundamental and may be changed by the Board without the approval of the shareholders.

Cash and Cash Equivalents

The Series may invest a portion  of its  assets in  short-term  debt  securities
(including   repurchase   agreements  and  reverse  repurchase   agreements)  of
corporations,  the U.S.  government and its agencies and  instrumentalities  and banks and finance companies, which may be denominated in any currency.

The  Series may also  invest a portion  of its assets in shares  issued by money market mutual funds. When unusual market conditions warrant, the Series may make substantial  temporary defensive investments in cash equivalents up to a maximum of 100% of its net  assets.  Cash  equivalent  holdings  may be in any  currency
(although such holdings may not constitute  "cash or cash  equivalents"  for tax diversification  purposes under the Code). When the Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

Under the terms of an  exemptive  order issued by the SEC, the Series may invest cash  (i) held for  temporary  defensive  purposes;  (ii) not  invested  pending investment  in  securities;  (iii) that is set aside to cover an  obligation  or commitment of the Series to purchase securities or other assets at a later date;
(iv) to be invested on a strategic management basis (i-iv are herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its  portfolio  securities  in connection  with the Series'  securities  lending program,  in a series of shares of UBS Supplementary  Trust (the  "Supplementary
Trust Series") or a series of shares of UBS  Relationship  Funds  ("Relationship
Funds Cash Series").  UBS Supplementary Trust is a private investment pool which has retained the Advisor to manage its investments and UBS Relationship Funds is a registered investment company advised by the Advisor.  Certain Trustees of the
Trust also serve as Trustees of the UBS Supplementary Trust and UBS Relationship
Funds. The  Supplementary  Trust Series and Relationship  Funds Cash Series each invests in U.S. dollar

denominated money market instruments  having a dollar-weighted  average maturity of 90 days or less, and operates in accordance with Rule 2a-7 under the Act. The
Series'  investment  of  Uninvested  Cash in shares of the  Supplementary  Trust
Series or  Relationship  Funds Cash  Series  will not exceed 25% of the  Series'
total assets.

Repurchase Agreements

When the Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price,  thereby  determining the yield during the term of the agreement.  As a result, a repurchase agreement provides a fixed rate of  return  insulated  from  market  fluctuations  during  the  term of the agreement.  The term of a  repurchase  agreement  generally  is short,  possibly overnight or for a few days,  although it may extend over a number of months (up to one year) from the date of delivery.  Repurchase  agreements  are  considered under the Act to be collateralized  loans by the Series to the seller secured by the securities  transferred to the Series.  Repurchase  agreements will be fully collateralized and the collateral will be marked-to-market daily. The Series may not enter into a repurchase  agreement  having more than seven days remaining to maturity  if, as a result,  such  agreement,  together  with any other  illiquid securities  held by the Series,  would exceed 15% of the value of the net assets of the Series.

Repurchase  agreements are  securities  for purposes of the tax  diversification requirements  that  must be met  for  pass-through  treatment  under  the  Code.
Accordingly,  the Series will limit the value of its  repurchase  agreements  on each of the quarterly  testing dates to ensure  compliance  with Subchapter M of the Code.

Reverse Repurchase Agreements

Reverse  repurchase  agreements  involve  sales of portfolio  securities  of the
Series to member  banks of the  Federal  Reserve  System or  securities  dealers
believed  creditworthy,   concurrently  with  an  agreement  by  the  Series  to
repurchase  the  same  securities  at a later  date at a fixed  price  which  is generally  equal to the original sales price plus  interest.  The Series retains record ownership and the right to receive interest and principal payments on the portfolio  securities  involved.  In  connection  with each  reverse  repurchase transaction,  the Series will  direct its  custodian  bank to place  cash,  U.S.
government  securities,  equity securities and/or investment and  non-investment grade debt  securities in a segregated  account of the Series in an amount equal to the repurchase  price. Any assets designated as segregated by the Series with respect to any reverse repurchase agreements,  when-issued securities,  options, futures,  forward  contracts or other derivative  transactions  shall be liquid,
unencumbered  and   marked-to-market   daily  (any  such  assets  designated  as
segregated  are  referred  to in this  SAI as  "Segregated  Assets"),  and  such
Segregated Assets shall be maintained in accordance with pertinent  positions of the SEC.

A reverse  repurchase  agreement  involves the risk that the market value of the securities  retained by a Series may decline  below the price of the  securities the Series has sold but is obligated to repurchase  under the agreement.  In the event the buyer of securities  under a reverse  repurchase  agreement  files for bankruptcy  or  becomes  insolvent,  the  Series'  use  of the  proceeds  of the agreement may be restricted  pending a determination  by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase

agreements are  considered  borrowings by the Series and as such, are subject to the same investment limitations.

Borrowing

The Series may borrow money as a temporary measure for extraordinary purposes or to  facilitate  redemptions.  The Series may also  borrow  money for  investment purposes.  The Series will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank with the required asset coverage of at least 300%.  In the event that such asset  coverage  shall at any time fall below  300%,  the Series  shall,  within  three days  thereafter  (not including  Sundays or holidays),  or such longer period as the SEC may prescribe by rules and regulations,  reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

When the Series borrows money for investment purposes,  it is engaging in a form of  leverage,  which  increases  investment  risk  while  increasing  investment opportunity.  The money borrowed for such leveraging purposes will be subject to interest  costs  which  may  or may  not be  recovered  by  appreciation  of the securities purchased and may exceed the income from the securities purchased.

Loans of Portfolio Securities

The  Series  may lend  portfolio  securities  to  qualified  broker-dealers  and financial  institutions pursuant to agreements provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Series may call the loan at any time and receive the securities  loaned; (3) the Series will receive any interest or dividends  paid on the loaned  securities;  and (4)
the aggregate  market value of securities  loaned will not at any time exceed 33
1/3% of the total assets of the Series.

Collateral  will consist of U.S. and non-U.S.  securities,  cash  equivalents or irrevocable  letters  of  credit.  Loans of  securities  involve a risk that the borrower  may fail to return the  securities  or may fail to maintain the proper amount of collateral. Therefore, the Series will only enter into portfolio loans after a review of all pertinent  factors by the Advisor under the supervision of the Board,  including the  creditworthiness of the borrower and then only if the
consideration   to  be  received   from  such  loans  would  justify  the  risk.
Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Series may engage in swaps,  including  but not  limited to  interest  rate, currency  and index  swaps and the  purchase  or sale of related  caps,  floors, collars and other derivative instruments. The Series expects to enter into these transactions  to  preserve  a return  or spread on a  particular  investment  or portion of the  portfolio's  duration,  to protect  against any  increase in the price of  securities  the Series  anticipates  purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest  rate swaps  involve the exchange by the Series with  another  party of their  respective  commitments to receive or pay interest  (e.g., an exchange of fixed rate  payments  for  floating  rate  payments)  with respect to a notional amount of  principal.  Currency  swaps  involve the  exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the  purchaser to receive  payments on a notional principal  amount from the party  selling the cap to the extent that a specified index  exceeds a  predetermined  interest  rate or amount.  The  purchase  of an interest  rate floor  entitles the  purchaser to receive  payments on a notional principal amount from the party selling the floor to the extent that a specified index  falls  below a  predetermined  interest  rate or  amount.  A collar  is a combination  of a cap  and a  floor  that  preserves  a  certain  return  with a predetermined range of interest rates or values.

The use of swaps involves  investment  techniques and risks different from those associated  with ordinary  portfolio  security  transactions.  If the Advisor is incorrect in its forecast of market values,  interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would  have  been if this  investment  technique  was never  used.  Swaps do not involve the delivery of securities or other underlying assets or principal,  and are subject to  counterparty  risk.  If the other party to a swap  defaults  and fails to consummate  the  transaction,  the Series' risk of loss consists of the net amount of interest  payments  that the Series is  contractually  entitled to receive.  Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate  methodology  prescribed by the Internal  Revenue
Service.

The equity swaps in which the Series intends to invest involve agreements with a counterparty.  The return to the Series on any equity swap  contract will be the total  return on the notional  amount of the contract as if it were  invested in the stocks  comprising the contract index in exchange for an interest  component based on the notional  amount of the agreement.  The Series will only enter into an equity swap contract on a net basis,  i.e., the two parties'  obligations are netted out, with the Series  paying or  receiving,  as the case may be, only the net amount of the payments.  Payments  under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, the Series will be limited  to  contractual  remedies  pursuant  to the  agreements  related to the transaction.  There is no assurance  that a swap contract  counterparty  will be able to meet its  obligations  pursuant to a swap contract or that, in the event of a default,  the Series will  succeed in pursuing  contractual  remedies.  The
Series  thus  assumes  the risk  that it may be  delayed  in or  prevented  from obtaining payments owed to it pursuant to a swap contract.  However,  the amount at risk is only the net  unrealized  gain,  if any, on the swap,  not the entire notional amount.  The Advisor will closely monitor,  subject to the oversight of the Board, the  creditworthiness of swap counterparties in order to minimize the risk of swaps.

The Advisor and the Trust do not believe that the Series' obligations under swap contracts are senior securities and, accordingly, the Series will not treat them as being subject to its borrowing or senior  securities  restrictions.  However, the net  amount of the  excess,  if any,  of the  Series'  obligations  over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of  Segregated  Assets  having an aggregate  market value at least equal to the accrued  excess will be  segregated  in  accordance  with SEC positions.  To the  extent  that  the  Series  cannot  dispose  of a swap in the ordinary  course of business  within  seven days at  approximately  the value at which the Series has valued the swap, the Series will treat the swap as illiquid and subject to its overall limit on illiquid  investments  of 15% of the Series'
net assets.

Futures

The Series may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain  delivery to the Series of the securities or foreign  currency called for by the contract at a specified  price during a specified  future  month.  When a futures contract is sold, the Series incurs a contractual  obligation to deliver the securities or foreign currency  underlying the contract at a specified price on a specified date during a specified future month.

When the  Series  enters  into a futures  transaction,  it must  deliver  to the futures  commission  merchant  selected  by the Series an amount  referred to as
"initial margin." This amount is maintained by the futures  commission  merchant in a segregated account at the custodian bank. Thereafter,  a "variation margin"
may be paid by the  Series  to, or drawn by the  Series  from,  such  account in accordance  with controls set for such  accounts,  depending upon changes in the price of the underlying  securities subject to the futures contract.  The Series may also effect futures  transactions  through futures commission  merchants who are  affiliated  with the Advisor or the Series in  accordance  with  procedures adopted by the Board.

The Series will enter into futures  transactions  on domestic  exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading
Commission for sale to customers in the United States, on foreign exchanges.  In addition, the Series may sell stock index futures in anticipation of or during a market  decline to attempt to offset the  decrease in market value of its common stocks that might otherwise result;  and it may purchase such contracts in order to offset  increases  in the cost of common  stocks that it intends to purchase.
Unlike other futures contracts, a stock index futures contract specifies that no delivery  of the actual  stocks  making up the index will take  place.  Instead, settlement in cash must occur upon the termination of the contract.

While  futures  contracts  provide for the  delivery of  securities,  deliveries usually do not occur.  Contracts  are  generally  terminated  by  entering  into offsetting transactions.

The Series may enter into  futures  contracts  to protect  against  the  adverse affects of fluctuations in security  prices,  interest or foreign exchange rates without  actually  buying or selling the  securities  or foreign  currency.  For example, if interest rates are expected to increase, the Series might enter into futures  contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent  value of the debt securities  owned by the Series. If interest rates did increase,  the value of the debt securities in the  portfolio  would  decline,  but the value of the futures  contracts  to the
Series would increase at  approximately  the same rate,  thereby keeping the net asset value of the Series from declining as much as it otherwise would have.  Similarly,  when it is expected that interest rates may decline,  futures contracts may be purchased to hedge in anticipation  of subsequent  purchases of securities  at higher  prices.  Since the  fluctuations  in the value of futures contracts should be similar to those of debt  securities,  the Series could take advantage of the anticipated  rise in value of debt securities  without actually buying them until the market had stabilized. At that time, the futures contracts could be  liquidated  and the Series could then buy debt  securities on the cash market.  The Series may also enter into  futures  contracts as a low cost method for gaining or reducing  exposure to a particular  currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, the Series may not achieve the anticipated benefits of futures contracts or may realize a loss.
For example,  if the Series is hedged against the  possibility of an increase in interest rates which would adversely  affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the  benefit  of the  increased  value  which it has  because  it would  have offsetting losses in its futures position. In addition,  in such situations,  if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements.  Such sales of securities may, but will not  necessarily,  be at increased prices which reflect the rising market.  The Series may be required to sell  securities at a time when it may be disadvantageous to do so.

Options

The  Series  may  purchase  and write  call or put  options  on  foreign or U.S.
securities and indices and enter into related closing  transactions.  The Series may also  purchase  exchange-listed  call options on particular  market  segment indices to achieve temporary exposure to a specific industry.

The Series may invest in options  that are either  listed on U.S. or  recognized foreign exchanges or traded  over-the-counter.  Certain over-the-counter options may be illiquid.  Thus,  it may not be possible to close  options  positions and this may have an adverse impact on the Series' ability to effectively  hedge its securities.  The  Series  has  been  notified  by  the  SEC  that  it  considers over-the-counter  options to be  illiquid.  Accordingly,  the  Series  will only invest  in  such  options  to the  extent  consistent  with  its  15%  limit  on investments in illiquid securities.

Purchasing Call  Options--The  Series may purchase call options on securities to the extent that premiums  paid by the Series do not  aggregate  more than 20% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time  during  the term of the  option.  The writer of the call  option,  who receives the premium upon writing the option, has the obligation,  upon exercise of the  option,  to  deliver  the  underlying  security  against  payment of the exercise price.  The advantage of purchasing call options is that the Series may
alter  portfolio   characteristics  and  modify  portfolio   maturities  without
incurring the cost associated with transactions.

The Series may, following the purchase of a call option,  liquidate its position by  effecting a closing sale  transaction.  This is  accomplished  by selling an option of the same series as the option  previously  purchased.  The Series will realize a profit from a closing sale transaction if

the price received on the  transaction is more than the premium paid to purchase the  original  call  option;  the Series will realize a loss from a closing sale transaction  if the price  received on the  transaction is less than the premium paid to purchase the original call option.

Although the Series will  generally  purchase  only those call options for which there appears to be an active  secondary  market,  there is no assurance  that a liquid secondary market on an exchange will exist for any particular  option, or at any particular  time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing  transactions in  particular  options,  with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such  options and upon the  subsequent  disposition  of the underlying  securities  acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently,  a call option purchased  by the Series may expire  without any value to the  Series,  in which event the Series would  realize a capital loss which will be  short-term  unless the option was held for more than one year.

Call  Writing--The  Series  may  write  call  options  from time to time on such portions  of  its  portfolio,  without  limit,  as  the  Advisor  determines  is appropriate  in  seeking  to  achieve  the  Series'  investment  objective.  The advantage to the Series of writing  calls is that the Series  receives a premium which is additional income.  However, if the security rises in value, the Series may not fully participate in the market appreciation.

During  the option  period for a call  option,  the  writer may be  assigned  an exercise  notice by the  broker-dealer  through  whom such call option was sold, requiring the writer to deliver the underlying  security  against payment of the exercise price.  This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the  Series,  as writer of an  option,  terminates  its  obligation  by purchasing an option of the same series as the option previously written, cannot be effected  once the option  writer has  received  an exercise  notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the  underlying  security or to enable the Series to write another call option on the underlying  security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing  purchase  transaction  depending  upon  whether the net amount of the original  premium  received  on the call option is more or less than the cost of effecting  the  closing  purchase  transaction.  Any loss  incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying  security.  Such a loss may also be wholly or partially  offset by unrealized  appreciation  in the market value of the  underlying  security.  Conversely,  a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call  option  expires  unexercised,  the Series will  realize a  short-term capital  gain in the amount of the  premium on the  option  less the  commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security equal to the  difference  between the cost of the  underlying  security  and the proceeds  of the sale of the  security  plus the  amount of the  premium  on the option less the commission paid.

The Series will  generally  write call options on a covered basis. A call option written by a Series is  "covered"  if the Series  owns the  underlying  security covered by the call or has an  absolute  and  immediate  right to  acquire  that
security  without   additional  cash   consideration  (or  for  additional  cash
consideration  held in a  segregated  account  by the  Series'  custodian)  upon conversion or exchange of other  securities held by the Series. A call option is also deemed to be covered if the Series holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii)
is greater than the  exercise  price of the call  written if the  difference  is maintained by the Series in Segregated  Assets in a segregated  account with its custodian.

From time to time,  the Series  will write a call  option that is not covered as indicated  above but where the Series will maintain,  with its custodian for the term of the option,  Segregated  Assets in a segregated  account  having a value equal to the fluctuating market value of the optioned  securities or currencies.
While such an option would be "covered"  with  sufficient  collateral to satisfy
SEC  prohibitions  on issuing  senior  securities,  this type of strategy  would expose  the  funds to the  risks of  writing  uncovered  options.  When  writing uncovered call options,  the Series is subject to the risk of having to purchase the  security  or  currency  subject  to the option at a price  higher  than the exercise  price of the  option.  As the price of a security  or  currency  could appreciate substantially, the Series' loss could be significant.

Purchasing Put  Options--The  Series may only purchase put options to the extent that the premiums on all  outstanding put options do not exceed 20% of a Series'
total assets.  The Series will, at all times during which it holds a put option, own the  security  covered by such  option.  With  regard to the  writing of put options, the Series will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put  option  purchased  by the  Series  gives it the  right to sell one of its securities  for an agreed  price up to an agreed  date.  The  Series  intends to purchase  put options in order to protect  against a decline in the market value of the  underlying  security  below the exercise price less the premium paid for the option  ("protective  puts"). The ability to purchase put options will allow the Series to  protect  unrealized  gains in an  appreciated  security  in their portfolios without actually selling the security.  If the security does not drop in value,  the Series  will lose the value of the premium  paid.  The Series may sell a put option  which it has  previously  purchased  prior to the sale of the securities  underlying such option.  Such sale will result in a net gain or loss depending  on whether  the amount  received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Series may sell a put option purchased on individual  portfolio  securities.
Additionally,  the Series may enter into  closing sale  transactions.  A closing sale  transaction  is one in  which  the  Series,  when it is the  holder  of an outstanding  option,  liquidates  its  position by selling an option of the same series as the option previously purchased.

Writing Put  Options--The  Series may also write put options on a secured  basis which  means that the Series  will  maintain in a  segregated  account  with its custodian Segregated Assets in an

amount not less than the  exercise  price of the option at all times  during the option period.  The amount of Segregated  Assets held in the segregated  account will be adjusted on a daily basis to reflect  changes in the market value of the securities covered by the put option written by the Series.  Secured put options will generally be written in circumstances  where the Advisor wishes to purchase the  underlying  security  for the Series'  portfolio  at a price lower than the current  market price of the security.  In such event,  the Series would write a secured put option at an exercise price which,  reduced by the premium  received on the option, reflects the lower price it is willing to pay.

Following  the writing of a put  option,  the Series may wish to  terminate  the obligation  to buy the  security  underlying  the option by  effecting a closing purchase  transaction.  This is  accomplished  by  buying  an option of the same series as the option previously  written.  The Series may not,  however,  effect such a closing  transaction  after it has been  notified of the  exercise of the option.

Index Options

The Series may purchase  exchange-listed  call options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes.
The Series also may purchase  call options on indices  primarily as a substitute for taking  positions in certain  securities or particular  market segment.  The
Fund may also purchase call options on an index to protect against  increases in the price of securities  underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In  addition,  the Series may  purchase  put  options on stock and fixed  income indices  and sell such  options in  closing  sale  transactions.  The Series may purchase  put  options on broad  market  indices  in order to protect  its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect the Series from a decline in value of heavily  weighted industries  in the  Series'  portfolio.  Put  options on stock and fixed  income indices  may also be used to protect the  Series'  investments  in the case of a major redemption.

The Series may also write  (sell) put and call options on stock and fixed income indices. While the option is open, the Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices  are similar to regular  options  except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the  closing  level of the index upon which the option is based is greater  than
(in the case of a call) or lesser than (in the case of a put) the exercise price of the  option.  This  amount  of cash is equal to the  difference  between  the closing  price of the index and the  exercise  price of the option  expressed in dollars  times a specified  multiple  (the  "multiplier").  The indices on which options are traded include both U.S. and non-U.S. markets.

Special Risks of Options on Indices

The  Series'  purchases  of  options  on  indices  will  subject it to the risks described below.

Because the value of an index option  depends upon movements in the level of the index  rather than the price of a particular  security,  whether the Series will realize gain or loss on the purchase

                                       10

of an option on an index  depends  upon  movements in the level of prices in the market  generally or in an industry or market  segment  rather than movements in the price of a particular security. Accordingly, successful use by the Series of options on indices is subject to the Advisor's  ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires  different skills and techniques than predicting  changes in the prices of individual securities.

Index prices may be distorted if trading of a  substantial  number of securities included  in the index is  interrupted  causing  the  trading of options on that index to be halted. If a trading halt occurred,  the Series would not be able to close out options  which it had purchased and the Series may incur losses if the underlying  index moved  adversely  before  trading  resumed.  If a trading halt occurred  and  restrictions  prohibiting  the  exercise of options  were imposed through  the close of trading on the last day before  expiration,  exercises  on that day would be  settled  on the basis of a closing  index  value that may not reflect  current price  information  for  securities  representing a substantial portion of the value of the index.

If a Series holds an index option and exercises it before final determination of the  closing  index  value for that day,  it runs the risk that the level of the underlying  index  may  change  before  closing.  If such a  change  causes  the exercised option to fall  "out-of-the-money," the Series will be required to pay the  difference  between the closing  index value and the exercise  price of the option (times the applicable  multiplier) to the assigned  writer.  Although the
Series may be able to minimize this risk by  withholding  exercise  instructions until just before the daily cutoff time or by selling rather than exercising the option  when the  index  level is close  to the  exercise  price,  it may not be possible to  eliminate  this risk  entirely  because the cutoff  times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Rule 144A and Illiquid Securities

The  Series may invest in  securities  that are exempt  under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule
144A are traded among qualified institutional investors.

The Board has  instructed  the  Advisor to  consider  the  following  factors in determining  the  liquidity  of a security  purchased  under Rule 144A:  (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Series; (ii) there is reasonable assurance that the security will remain  marketable  throughout  the period it is expected to be held by the
Series,  taking into account the actual  frequency of trades and  quotations for the security  (expected  frequency in the case of initial  offerings);  (iii) at least two dealers make a market in the  security;  (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue;  and (vi) for Rule
144A securities that are also exempt from registration  under Section 3(c)(7) of the Act, there is a sufficient  market of "qualified  purchasers" (as defined in the Act) to assure that it will remain  marketable  throughout  the period it is expected to be held by the Series.  Although  having  delegated  the  day-to-day functions,  the Board will  continue  to  monitor  and  periodically  review the
Advisor's  selection  of  Rule  144A  securities,   as  well  as  the  Advisor's
determinations  as to their  liquidity.  Investing in securities under Rule 144A could have the effect of increasing

                                       11

the level of the Series' illiquidity to the extent that qualified  institutional buyers become,  for a time,  uninterested in purchasing these securities.  After the purchase of a security under Rule 144A,  however,  the Board and the Advisor will  continue to monitor  the  liquidity  of that  security to ensure that that
Series has no more than 15% of its net assets in illiquid securities.

The Series will limit  investments  in securities of issuers which the Series is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the  Series'  net assets,  excluding  restricted  securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures  adopted by the Trust's Board which includes continuing oversight by the Board.

If the Advisor  determines  that a security  purchased  in reliance on Rule 144A which was  previously  determined  to be liquid,  is no longer  liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such  securities,  the Advisor will determine what action shall be taken to ensure  that the  Series  continues  to  adhere to such  limitation, including  disposing  of  illiquid  assets  which  may  include  such  Rule 144A securities.

Investment Company Securities and Investments in Affiliated Investment Companies

Subject  to the  provisions  of any  exemptive  orders  issued  by the  SEC  (as described in the following paragraphs), securities of other investment companies may be acquired by the Series to the extent that such  purchases are  consistent with the Series' investment  objectives and restrictions and are permitted under the Act. The Act requires  that, as determined  immediately  after a purchase is made,  (i) not more than 5% of the value of the  Series'  total  assets  will be invested in the securities of any one investment company, (ii) not more than 10%
of the value of the Series'  total  assets will be  invested  in  securities  of investment  companies  as a group and (iii) not more than 3% of the  outstanding voting stock of any one investment company will be owned by the Series.  Certain exceptions  to  these  limitations  may  apply.  As  a  shareholder  of  another investment company,  the Series would bear, along with other  shareholders,  its pro rata portion of the other investment company's expenses,  including advisory fees.  These expenses would be in addition to the expenses that the Series would bear in connection with its own operations.

The  Series  may  invest in  securities  issued by other  registered  investment companies  advised by the Advisor  pursuant to exemptive  relief  granted by the
SEC.  The Series will invest in  corresponding  portfolios  of UBS  Relationship
Funds to the extent that the Advisor determines that such investments are a more efficient means for the Series to gain exposure to the asset classes referred to below  than by the  Series  investing  directly  in  individual  securities.  In addition to the portfolios of UBS Relationship Funds described above, the Series may invest in other portfolios of the UBS Relationship Funds or other affiliated investment  companies to the extent permitted by the exemptive relief granted by the SEC. Each portfolio of UBS Relationship Funds in which the Series may invest is permitted  to invest in the same  securities  of a particular  asset class in which the  Series is  permitted  to invest  directly,  and with  similar  risks.
Pursuant  to  undertakings  with the SEC,  the Series will not be subject to the imposition  of double  management  or  administration  fees with  respect to its investments in portfolios of UBS Relationship Funds.

                                       12

Issuer Location

The Advisor  considers a number of factors to determine whether an investment is tied to a particular  country,  including  whether:  the investment is issued or guaranteed  by a  particular  government  or  any  of  its  agencies,  political subdivisions,  or  instrumentalities;  the  investment  has its primary  trading market in a  particular  country;  the  issuer is  organized  under the laws of, derives at least 50% of its revenues  from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular  country or region;  and the  investment  is exposed to the  economic fortunes and risks of a particular country.

Equity Securities

The Series may invest in a broad range of equity securities of U.S. and non-U.S.
issuers,   including  common  stocks  of  companies  or  closed-end   investment
companies,  preferred stocks,  debt securities  convertible into or exchangeable for common  stock,  securities  such as warrants or rights that are  convertible into common stock and  sponsored or  unsponsored  American,  European and Global
depositary  receipts  ("Depositary   Receipts").   The  issuers  of  unsponsored
Depositary  Receipts are not obligated to disclose  material  information in the
United States. The Series expects its U.S. equity investments to emphasize large and intermediate  capitalization  companies. The Series may also invest in small capitalization  companies.  The equity markets in the non-U.S.  component of the
Series  will  typically  include  available  shares  of  larger   capitalization
companies but may also include intermediate and small capitalization  companies.
Capitalization  levels are measured  relative to specific  markets,  thus large, intermediate and small capitalization ranges vary country by country. The Series may invest in equity securities of companies  considered by the Advisor to be in their  post-venture  capital  stage,  or  "post-venture  capital  companies."  A post-venture  capital  company is a company  that has received  venture  capital financing either: (a) during the early stages of the company's  existence or the early stages of the development of a new product or service, or (b) as part of a restructuring  or  recapitalization  of the  company.  The  Series may invest in equity  securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

Exchange-Traded Index Securities

Subject to the  limitations on investment in investment  company  securities and its own investment  objective,  the Series may invest in  exchange-traded  index securities  that are  currently  operational  and that may be  developed  in the future.  Exchange-traded  index securities generally trade on the American Stock
Exchange  or New  York  Stock  Exchange  and  are  subject  to the  risks  of an investment in a broadly  based  portfolio of common  stocks,  including the risk that the general level of stock prices may decline,  thereby adversely affecting the value of the investment. These securities generally bear certain operational expenses. To the extent the Series invests in these securities,  the Series must bear these expenses in addition to the expenses of its own operation.

                                       13

Eurodollar Securities

The  Series  may  invest  in  Eurodollar  securities,  which  are  fixed  income securities  of a U.S.  issuer or a foreign  issuer  that are issued  outside the
United  States.  Interest and dividends on Eurodollar  securities are payable in
U.S. dollars.

Foreign Securities

Investors  should  recognize that investing in foreign issuers  involves certain considerations,  including those set forth in the Series' Prospectus,  which are not typically  associated  with investing in U.S.  issuers.  Since the stocks of foreign companies are frequently  denominated in foreign  currencies,  and since the Series may temporarily hold uninvested  reserves in bank deposits in foreign currencies,  the Series will be affected  favorably or unfavorably by changes in currency  rates and in  exchange  control  regulations  and may  incur  costs in connection with conversions between various currencies.  The investment policies of the  Series  permit  it to  enter  into  forward  foreign  currency  exchange contracts,  futures, options and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Forward Foreign Currency Contracts

The Series may  purchase or sell  currencies  and/or  engage in forward  foreign currency transactions in order to expedite settlement of portfolio  transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between  currency  traders  (usually large commercial  banks) and their customers.  A forward  contract  generally  has no  deposit  requirement  and no commissions  are  charged at any stage for trades.  The Series will  account for forward  contracts by  marking-to-market  each day at current  forward  contract values.

The Series will only enter into forward contracts to sell, for a fixed amount of
U.S. dollars or other appropriate  currency,  an amount of foreign currency,  to the  extent  that the value of the short  forward  contract  is  covered  by the
underlying  value  of  securities   denominated  in  the  currency  being  sold.
Alternatively,  when the Series enters into a forward contract to sell an amount
of  foreign  currency,   the  Series'  custodian  or  sub-custodian  will  place
Segregated  Assets in a  segregated  account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts.  If the additional Segregated Assets placed in the segregated account decline,  additional cash or securities will be placed in the account on a daily  basis so that the value of the  account  will  equal the  amount of the
Series' commitments with respect to such contracts.

Non-Deliverable Forwards

The  Series  may,  from  time  to  time,  engage  in   non-deliverable   forward
transactions to manage  currency risk or to gain exposure to a currency  without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Series and a counterparty
(usually a commercial  bank) to buy or sell a specified  (notional)  amount of a particular  currency at an agreed upon foreign  exchange  rate on an agreed upon

                                       14

future date. Unlike other currency  transactions,  there is no physical delivery of the currency on the  settlement  of a  non-deliverable  forward  transaction.
Rather,  the Series and the counterparty agree to net the settlement by making a payment in U.S.  dollars or another fully  convertible  currency that represents any differential  between the foreign exchange rate agreed upon at the inception of the  non-deliverable  forward  agreement and the actual  exchange rate on the
agreed  upon  future   date.   Thus,   the  actual  gain  or  loss  of  a  given
non-deliverable   forward   transaction   is  calculated  by   multiplying   the
transaction's  notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When the Series enters into a non-deliverable  forward transaction,  the Series'
custodian will place Segregated Assets in a segregated  account of the Series in an amount not less than the value of the Series'  total assets  committed to the consummation  of such  non-deliverable  forward  transaction.  If the additional
Segregated  Assets  placed in the  segregated  account  decline  in value or the amount of the Series' commitment increases because of changes in currency rates, additional  cash or securities will be placed in the account on a daily basis so that the value of the account  will equal the amount of the Series'  commitments under the non-deliverable forward agreement.

Since the Series generally may only close out a non-deliverable forward with the particular  counterparty,  there is a risk that the counterparty will default on its obligation  under the agreement.  If the counterparty  defaults,  the Series will  have  contractual  remedies  pursuant  to  the  agreement  related  to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default,  the Series will succeed in pursuing contractual  remedies.  The Series thus  assumes  the risk  that it may be  delayed  or  prevented  from  obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition,  where the currency  exchange rates that are the subject of a given non-deliverable  forward  transaction  do not  move in the  direction  or to the extent  anticipated,  the Series  could  sustain  losses on the  non-deliverable forward  transaction.  The Series'  investment  in a particular  non-deliverable forward  transaction  will be affected  favorably or unfavorably by factors that
affect  the  subject  currencies,   including  economic,   political  and  legal
developments that impact the applicable  countries,  as well as exchange control regulations  of the  applicable  countries.  These risks are  heightened  when a non-deliverable  forward  transaction  involves  currencies  of emerging  market countries  because such  currencies  can be volatile and there is a greater risk that  such  currencies  will be  devalued  against  the  U.S.  dollar  or  other currencies.

Options on Foreign Currencies

The  Series  also may  purchase  and  write  put and  call  options  on  foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Series'  exposure to changes in currency  exchange rates.  The Series may purchase and write options on foreign  currencies for hedging  purposes in a manner  similar to that in which  futures  contracts on foreign  currencies,  or forward contracts,  will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio  securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains  constant.  In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options

                                       15

on the foreign  currency.  If the dollar price of the currency does  decline,  a
Series will have the right to sell such  currency  for a fixed amount in dollars and  will  thereby  offset,  in  whole or in part,  the  adverse  effect  on its portfolio which otherwise would have resulted.

Conversely,  where a rise in the dollar value of a currency in which  securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

The purchase of such options could offset,  at least  partially,  the effects of the  adverse  movement  in  exchange  rates.  As in the case of  other  types of options,  however,  the benefit to the Series to be derived  from  purchases  of foreign  currency  options  will be  reduced by the  amount of the  premium  and related  transaction  costs. In addition,  where currency  exchange rates do not move in the  direction or to the extent  anticipated,  the Series could  sustain losses on  transactions  in foreign  currency  options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Series may write options on foreign currencies for the same types of hedging purposes.  For  example,  where the Series  anticipates  a decline in the dollar value of foreign currency denominated  securities due to adverse fluctuations in exchange  rates,  it could,  instead of  purchasing  a put option,  write a call option on the relevant currency. If the expected decline occurs, the option will most  likely not be  exercised,  and the  diminution  in the value of  portfolio securities will be offset by the amount of the premium received.

Similarly,  instead of purchasing a call option to hedge against an  anticipated increase in the dollar cost of securities to be acquired, the Series could write a put  option  on the  relevant  currency  which,  if rates  move in the  manner projected,  will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the  premium,  and only if rates move in the  expected direction.  If this does not occur,  the option may be exercised  and the Series would be required to  purchase or sell the  underlying  currency at a loss which may not be offset by the amount of the  premium.  Through the writing of options on  foreign  currencies,  the  Series  also may be  required  to forego all or a portion of the benefit which might  otherwise  have been obtained from favorable movements in exchange rates.

The Series may also engage in options transactions for non-hedging purposes. The
Series may use options  transactions  to gain  exposure  to a currency  when the
Advisor  believes  that exposure to the currency is beneficial to the Series but believes that the securities denominated in that currency are unattractive.

The Series may write covered call options on foreign  currencies.  A call option written on a foreign  currency by the Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash  consideration held in a segregated account by the custodian bank)  upon  conversion  or  exchange  of  other  foreign  currency  held in its portfolio.  A call  option is also  covered if the Series has a call on the same foreign  currency and in the same principal amount as the call written where the exercise price of the call held (a) is

                                       16

equal to or less than the exercise price of the call written,  or (b) is greater than the exercise  price of the call written if the  difference is maintained by the Series in Segregated Assets in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written,  the Series will  establish a  segregated  account with its  custodian  bank  consisting  of
Segregated  Assets in an amount  equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be  maintained  until the put is exercised,  has expired, or the Series has purchased a closing put of the same series as the one previously written.

Short Sales

The Series may from time to time sell  securities  short.  In the event that the
Advisor  anticipates that the price of a security will decline,  it may sell the security  short and borrow the same security from a broker or other  institution to complete the sale.  The Series will incur a profit or a loss,  depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series  must  replace  the  borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return  potential,  and short sales involve  special  considerations.  Risks of short sales  include  that  possible losses from short  sales may be  unlimited  (e.g.,  if the price of a stock sold short rises),  whereas losses from direct purchases of securities are limited to the total  amount  invested,  and the Series may be unable to replace a borrowed security sold short.

Convertible Securities

The Series may invest in  convertible  securities  which  generally  offer lower interest or dividend  yields than  non-convertible  debt  securities  of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.  Convertible securities  entitle the holder to exchange the securities for a specified number of shares of common  stock,  usually of the same  company,  at specified  prices within a certain period of time and to receive  interest or dividends  until the holder elects to convert.  The provisions of any convertible  security determine its  ranking  in a  company's  capital  structure.  In the case of  subordinated
convertible  debentures,   the  holder's  claims  on  assets  and  earnings  are
subordinated  to the claims of other  creditors  and are senior to the claims of
preferred  and  common  shareholders.   In  the  case  of  preferred  stock  and
convertible  preferred  stock,  the  holder's  claim on assets and  earnings are subordinated  to the  claims of all  creditors  but are  senior to the claims of common shareholders.

When-Issued Securities

The Series  may  purchase  securities  offered on a  "when-issued"  or  "forward delivery" basis.  When so offered,  the price,  which is generally  expressed in yield  terms,  is fixed at the time the  commitment  to  purchase  is made,  but delivery and payment for the  when-issued or forward  delivery  securities  take place at a later date.  During the period between  purchase and  settlement,  no payment  is  made  by  the  purchaser  to the  issuer  and  no  interest  on the when-issued  or  forward  delivery  security  accrues  to the  purchaser.  While when-issued or forward delivery securities

                                       17

may be sold prior to the  settlement  date,  it is intended that the Series will purchase such  securities  with the purpose of actually  acquiring them unless a sale appears desirable for investment  reasons. At the time the Series makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset  value.  The  market  value of  when-issued  or  forward  delivery securities  may be more or less than the  purchase  price.  The Advisor does not believe that the Series' net asset value or income will be adversely affected by its purchase of securities  on a  when-issued  or forward  delivery  basis.  The
Series will establish a segregated account in which it will maintain  Segregated
Assets  equal  in value to  commitments  for  when-issued  or  forward  delivery securities.  The Segregated  Assets maintained by the Series with respect to any when-issued or forward  delivery  securities  shall be liquid,  unencumbered and marked-to-market  daily,  and such  Segregated  Assets  shall be  maintained  in accordance with pertinent SEC positions.

Other Investments

The Board may, in the future, authorize the Series to invest in securities other than those listed in this SAI and in the  Prospectus,  provided such  investment would be consistent with the Series' investment  objective and that it would not violate any fundamental  investment  policies or restrictions  applicable to the
Series.

                                 SECONDARY RISKS

The  principal  risks of investing in the Fund are  described in the  "Principal
Risks" section of the  Prospectus.  The secondary risks of investing in the Fund are described in Appendix B hereto.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be  changed  as to  the  Series  without  the  approval  of a  majority  of  the outstanding  voting  securities  (as defined in the Act) of the  Series.  Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered  to at the time of  investment,  a later  increase  or  decrease  in the percentage that results from a relative change in values or from a change in the
Series' total assets will not be considered a violation. The Fund may not:

(i) Purchase the securities of any one issuer (other than the U.S. government or any of its  agencies or  instrumentalities  or  securities  of other  investment companies) if immediately  after such investment:  (a) more than 5% of the value of the Fund's total  assets  would be invested in such issuer;  or (b) more than
10% of the  outstanding  voting  securities of such issuer would be owned by the
Fund,  except  that up to 25% of the value of the  Fund's  total  assets  may be invested without regard to such 5% and 10% limitations;

(ii)  Purchase or sell real  estate,  except that the Fund may  purchase or sell securities of real estate investment trusts;

(iii)  Purchase or sell  commodities,  except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

                                       18

(iv)  Issue  securities  senior to the  Fund's  presently  authorized  shares of beneficial  interest,  except  that  this  restriction  shall  not be  deemed to prohibit the Fund from: (a) making any permitted  borrowings,  loans or pledges;
(b) entering into options,  futures  contracts,  forward  contracts,  repurchase transactions,  or reverse repurchase transactions;  or (c) making short sales of securities to the extent permitted by the Act and any rule or order  thereunder, or SEC staff interpretations thereof;

(v) Make  loans  to other  persons,  except:  (a)  through  the  lending  of its portfolio  securities;  (b)  through  the  purchase  of  debt  securities,  loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; (c) to the extent the entry into a repurchase  agreement is deemed to be a loan and (d) to  affiliated investment  companies to the extent  permitted by the Act or any exemptions that may be granted by the SEC;

(vi) Borrow  money in excess of 33 1/3% of the value of its assets,  except as a
temporary  measure  for  extraordinary  or  emergency   purposes  to  facilitate
redemptions. All borrowings will be done from a bank and to the extent that such borrowing  exceeds 5% of the value of the Fund's  assets,  asset  coverage of at least 300% is required;

(vii)  Concentrate  (invest  more than 25% of its net assets) in  securities  of issuers in a particular  industry (other than securities issued or guaranteed by the U.S. government or any of its agencies); and

(viii) Act as an underwriter,  except to the extent the Fund may be deemed to be an underwriter when selling its own shares.

                             MANAGEMENT OF THE TRUST

The Trust is a Delaware  statutory  trust.  Under  Delaware  law,  the Board has overall  responsibility for managing the business and affairs of the Trust. Each
Trustee  of  the  Trust  is an  Independent  Trustee  because  he or  she is not considered an "interested  person" of the Trust under the 1940 Act. The Trustees elect the  officers of the Trust,  who are  responsible  for  administering  the day-to-day operations of the Series.

The Trustees and  executive  officers of the Trust,  along with their  principal occupations  over the past five years and their  affiliations,  if any, with the
Advisor, are listed below.

                                       19

                           Position(s)   Office(1) and    Occupation(s)     Number of Portfolios in
                           Held with       Length of      During Past 5     Fund Complex Overseen by   Other Directorships Held
 Name, Address and Age        Trust       Time Served         Years                 Trustee                   by Trustee

Walter E. Auch(2)         Trustee        Since 1994      Mr. Auch is       Mr. Auch is a trustee of    Mr. Auch is a Trustee of
6001 N. 62nd Place                                       retired (since    three investment            Advisors Series Trust
Paradise Valley, AZ                                      1986).            companies (consisting of    (16 portfolios); Smith
85253                                                                      53 portfolios) for which    Barney Fund Complex (27
Age: 84                                                                    UBS Global AM (Americas)    portfolios); and
                                                                           or one of its affiliates    Nicholas Applegate
                                                                           serves as investment        Institutional Funds (19
                                                                           advisor, sub-advisor or     portfolios).
                                                                           manager.

Frank K. Reilly(2)        Chairman and   Since 1993      Mr. Reilly is a   Mr. Reilly is a director    Mr. Reilly is a Director
Mendoza College of        Trustee                        Professor at      or trustee of four          of Discover Bank; Morgan
Business                                                 the University    investment companies        Stanley Trust and FSB.
University of Notre Dame                                 of Notre Dame     (consisting of 54
Notre Dame, IN                                           since 1982.       portfolios) for which UBS
46556-5649                                                                 Global AM (Americas) or
Age: 69                                                                    one of its affiliates
                                                                           serves as investment
                                                                           advisor, sub-advisor or
                                                                           manager.

Edward M. Roob(2)         Trustee        Since 1995      Mr. Roob is       Mr. Roob is a director or   None
841 Woodbine Lane                                        retired (since    trustee of four
Northbrook, IL 60002                                     1993).            investment companies
Age: 71                                                                    (consisting of 54
                                                                           portfolios) for which UBS
                                                                           Global AM (Americas) or
                                                                           one of its affiliates
                                                                           serves as investment
                                                                           advisor, sub-advisor or
                                                                           manager.

                                       20

Adela Cepeda(2)           Trustee        Since 2004      Ms. Cepeda is     Ms. Cepeda is a director    Ms. Cepeda is a director
A.C. Advisory, Inc.                                      founder and       or trustee of four          of Lincoln National
161 No. Clark Street                                     president of      investment companies        Income Fund, Inc. (since
Suite 4975                                               A.C. Advisory,    (consisting of 54           1992) and MGI Funds (7
Chicago, IL 60601                                        Inc. (since       portfolios) for which UBS   portfolios) (since
Age: 47                                                  1995).            Global AM (Americas) or     2005).  She is also a
                                                                           one of its affiliates       Director of Amalgamated
                                                                           serves as investment        Bank of Chicago (since
                                                                           advisor, sub-advisor or     2003).
                                                                           manager.

J. Mikesell Thomas(2)     Trustee        Since 2004      Mr. Thomas is     Mr. Thomas is a director    Mr. Thomas is a director
Federal Home Loan Bank                                   President and     or trustee of four          and chairman of the
of Chicago                                               CEO of Federal    investment companies        Finance Committee for
111 East Wacker Drive                                    Home Loan Bank    (consisting of 54           Evanston Northwestern
Chicago, IL 60601                                        of Chicago        portfolios) for which UBS   Healthcare. He is also a
Age: 54                                                  (since 2004).     Global AM (Americas) or     vice president of the
                                                         Mr. Thomas was    one of its affiliates       Board of Trustees for
                                                         an independent    serves as investment        Mid-Day Club.
                                                         financial         advisor, sub-advisor or
                                                         advisor (2001     manager.
                                                         to 2004). He
                                                         was managing
                                                         director of
                                                         Lazard Freres &
                                                         Co. (1995 to
                                                         2001).

(1)  Each Trustee holds office for an indefinite term.

(2)  Messrs.  Auch,  Reilly  and  Roob  are  also  Independent  Trustees  of UBS
     Supplementary Trust and UBS Private  Portfolios,  which are both investment companies  advised  by UBS  Global  AM  (Americas)  and are  excluded  from registration under the Investment Company Act in reliance on the exemptions afforded by Section  3(c)(7) of the Investment  Company Act. Ms. Cepeda and
     Mr. Thomas are also Independent Trustees of UBS Private Portfolios.

                                                     Term of
                                                   Office+ and
   Name, Address and Age      Position(s) Held   Length of Time
                               with the Trust        Served          Principal Occupation(s) During Past 5 Years

Joseph J. Allessie*           Vice President     Since 2005       Mr. Allessie is director and deputy general
Age: 40                       and Assistant                       counsel at UBS Global AM (US) and UBS Global AM
                              Secretary                           (Americas) (collectively, "UBS Global AM -
                                                                  Americas region) (since 2005).  Prior to joining
                                                                  UBS Global AM-Americas region, he was senior
                                                                  vice president and general counsel of Kenmar
                                                                  Advisory Corp. (from 2004-2005).  Prior to that
                                                                  Mr. Allessie was general counsel and secretary
                                                                  of GAM USA Inc., GAM Investments, GAM Services,
                                                                  GAM Funds, Inc. and the GAM Avalon Funds (from
                                                                  1999 to 2004).  Such entities are affiliates of
                                                                  UBS Global AM (Americas).  Mr. Allessie is a
                                                                  vice president and assistant secretary of 20
                                                                  investment companies (consisting of 87
                                                                  portfolios) for which UBS Global AM (Americas)
                                                                  or one of its affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

                                       21

W. Douglas Beck*              President          Since 2005       Mr. Beck is an executive director and head of
Age: 38                                                           product development and management for UBS
                                                                  Global AM-Americas region (since 2002). From
                                                                  March 1998 to November 2002, he held various
                                                                  positions at Merrill Lynch, the most recent
                                                                  being first vice president and co-manager of the
                                                                  managed solutions group. Mr. Beck is president
                                                                  of 20 investment companies (consisting of 87
                                                                  portfolios) for which UBS Global AM (Americas)
                                                                  or one of its affiliates serves as investment
                                                                  advisor, sub-advisor or manager, and was vice
                                                                  president of such investment companies from 2003
                                                                  to 2005.

Rose Ann Bubloski*            Vice President     Since 2004       Ms. Bubloski is an associate director and a
Age: 37                       and Assistant                       senior manager of the mutual fund finance
                              Treasurer                           department of UBS Global AM-Americas region.
                                                                  Ms. Bubloski is vice president and assistant
                                                                  treasurer of four investment companies
                                                                  (consisting of 54 portfolios) for which UBS
                                                                  Global AM (Americas) or one of its affiliates
                                                                  serves as investment advisor, sub-advisor or
                                                                  manager.

Thomas Disbrow*               Vice President     Since 2000 and   Mr. Disbrow is a director, head of retail mutual
Age: 39                       and Assistant      2004,            fund operations and co-head of the mutual fund
                              Treasurer          respectively     finance department of UBS Global AM-Americas
                                                                  region.  Mr. Disbrow is vice president and
                                                                  treasurer of 16 investment companies (consisting
                                                                  of 33 portfolios) and vice president and
                                                                  assistant treasurer of four investment companies
                                                                  (consisting of 54 portfolios) for which UBS
                                                                  Global AM (Americas) or one of its affiliates
                                                                  serves as investment advisor, sub-advisor or
                                                                  manager.

Mark F. Kemper**              Vice President     Since 1999 and   Mr. Kemper is general counsel of UBS Global
Age: 47                       and Secretary      2004,            Asset Management-Americas region (since July
                                                 respectively     2004). Mr. Kemper is also an executive director
                                                                  of UBS Global AM-Americas region.  He was deputy
                                                                  general counsel of UBS Global AM -Americas
                                                                  region from July 2001 to July 2004. He has been
                                                                  secretary of UBS Global AM (Americas) since 1999
                                                                  and assistant secretary of UBS Global Asset
                                                                  Management Trust Company since 1993. Mr. Kemper
                                                                  is secretary of UBS Global AM (US) (since 2004).
                                                                  Mr. Kemper is vice president and secretary of 20
                                                                  investment companies (consisting of 87
                                                                  portfolios) for which UBS Global AM (Americas)
                                                                  or one of its affiliates serves as investment
                                                                  advisor, sub-advisor or manager.

Tammie Lee*                   Vice President     Since 2005       Ms. Lee is a director and associate general
Age: 34                       and Assistant                       counsel of UBS Global AM-Americas region (since
                              Secretary                           November 2005).  Prior to joining UBS Global
                                                                  AM-Americas region, she was vice president and
                                                                  counsel at Deutsche Asset Management/Scudder
                                                                  Investments from April 2003 to October 2005.
                                                                  Prior to that she was assistant vice president
                                                                  and counsel at Deutsche Asset Management/Scudder
                                                                  Investments from July 2000 to March 2003.  Prior
                                                                  to joining Deutsche Asset Management/Scudder
                                                                  Investments, she was assistant counsel at First
                                                                  Investors Corporation from August 1996 to June
                                                                  2000. Ms. Lee is a vice president and assistant
                                                                  secretary of 20  investment companies
                                                                  (consisting of 87 portfolios) for which UBS
                                                                  Global AM (Americas) or one of its affiliates
                                                                  serves as investment advisor, sub-advisor or
                                                                  manager.

                                       22

Joseph T. Malone*             Vice President,    Since 2004       Mr. Malone is a director and co-head of the
Age: 38                       Treasurer and                       mutual fund finance department of UBS Global
                              Principal                           AM-Americas region. From August 2000 through
                              Accounting                          June 2001, he was controller at AEA Investors
                              Officer                             Inc. From March 1998 to August 2000, Mr. Malone
                                                                  was a manager within the investment management
                                                                  services practice of PricewaterhouseCoopers LLC.
                                                                  Mr. Malone is the vice president and assistant
                                                                  treasurer of 16 investment companies (consisting
                                                                  of 33 portfolios) and vice president, treasurer
                                                                  and principal accounting officer of four
                                                                  investment companies (consisting of 54
                                                                  portfolios) for which UBS Global AM (Americas)
                                                                  or one of its affiliates serves as investment
                                                                  advisor, sub-advisor or manager, and was
                                                                  assistant treasurer of such investment companies
                                                                  until 2004.

Joseph McGill*                Vice President     Since 2004       Mr. McGill is executive director and chief
Age: 43                       and Chief                           compliance officer at UBS Global AM-Americas
                              Compliance                          region (since 2003). Prior to joining UBS Global
                              Officer                             AM-Americas region, he was Assistant General
                                                                  Counsel at J.P. Morgan Investment Management
                                                                  (from 1999-2003). Mr. McGill is a vice president
                                                                  and chief compliance officer for 20 investment
                                                                  companies (consisting of 87 portfolios) for
                                                                  which UBS Global AM (Americas) or one of its
                                                                  affiliates serves as investment advisor,
                                                                  sub-advisor or manager.

Eric Sanders*                 Vice President     Since 2005       Mr. Sanders is a director and associate general
Age: 40                       and Assistant                       counsel of UBS Global AM-Americas Region (since
                              Secretary                           July 2005).  From 1996 until June 2005, he held
                                                                  various positions at Fred Alger & Company,
                                                                  Incorporated, the most recent being assistant
                                                                  vice president and associate general counsel.
                                                                  Mr. Sanders is a vice president and assistant
                                                                  secretary of 20 investment companies (consisting
                                                                  of 87 portfolios) for which UBS Global AM
                                                                  (Americas) or one of its affiliates serves as
                                                                  investment advisor, sub-advisor or manager.

Keith A. Weller*              Vice President     Since 2004       Mr. Weller is an executive director and senior
Age: 44                       and Assistant                       associate general counsel of UBS Global
                              Secretary                           AM-Americas region. Mr. Weller is a vice
                                                                  president and assistant secretary of 20
                                                                  investment companies (consisting of 87
                                                                  portfolios) for which UBS Global AM (Americas)
                                                                  or one of its affiliates serves as investment
                                                                  advisor, sub-advisor or manager.
____________________

+    Officers  of the  Trust  are  appointed  by the  Trustees  and serve at the pleasure of the Board.

*    This  person's  business  address  is 51 West 52nd  Street,  New  York,  NY
     10019-6114.

**   This  person's  business  address is One North Wacker  Drive,  Chicago,  IL
     60606.

          INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES
              ISSUED BY UBS GLOBAL AM OR ANY COMPANY CONTROLLING,
            CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

As of December 31, 2004,  the  Independent  Trustees did not own any  securities issued  by UBS  Global AM or any  company  controlling,  controlled  by or under common control with UBS Global AM.

                                       23

               INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES

                                                      Aggregate Dollar Range of Equity Securities in All
                                                   Registered Investment Companies Overseen by Trustee for
                        Dollar Range of Equity     which UBS Global AM (Americas) or an Affiliate Serves as
Independent Trustees      Securities in Fund+            Investment Advisor, Sub-Advisor or Manager+

Walter E. Auch                   None                                 $10,001 - $50,000

Frank K. Reilly                  None                                   over $100,000

Edward M. Roob                   None                                   over $100,000

Adela Cepeda                     None                                 $10,001 - $50,000

J. Mikesell Thomas               None                                        None

+    Information regarding ownership is as of December 31, 2004.

NOTE  REGARDING  RANGES:  In  disclosing  the dollar range of equity  securities beneficially  owned by a trustee in these columns,  the following ranges will be used: (i) none; (ii) $1-$10,000;  (iii) $10,001-$50,000;  (iv) $50,001-$100,000;
or (v) over $100,000.

                               COMPENSATION TABLE

                                    Trustees

                                                          Pension or             Total
                                        Annual           Retirement          Compensation
                                      Aggregate       Benefits Accrued    From the Trust and
                                     Compensation      As Part of Fund       Fund Complex
       Name and Position Held     From the Trust(1)        Expenses      Paid to Trustees(2)

Walter E. Auch, Trustee                $23,469               N/A               $65,050
Frank K. Reilly, Trustee               $22,310               N/A               $64,500
Edward M. Roob, Trustee                $22,310               N/A               $64,500
Adela Cepeda, Trustee                  $23,678               N/A               $63,050
J. Mikesell Thomas, Trustee            $24,177               N/A               $63,050

(1)  Represents  aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2005.

(2)  This amount  represents the aggregate  amount of  compensation  paid to the
     Trustees  for  service on the Board of  Directors/Trustees  of three  (with regard to Mr.  Auch,  Ms.  Cepeda and Mr.  Thomas) and four (with regard to
     Messrs.  Reilly and Roob) other investment  companies managed by UBS Global
     AM (Americas) or an affiliate for the fiscal year ended June 30, 2005.

                                       24

No officer or  Trustee  of the Trust who is also an officer or  employee  of the
Advisor receives any compensation from the Trust for services to the Trust. Each
Trustee  receives,  in the aggregate from the UBS Global AM family of funds,  an annual retainer of $30,000 for serving as a Board member,  a $2,000 retainer for serving as an Audit  Committee  member,  and a $2,000  retainer for serving as a
Nominating,  Compensation and Governance  Committee  member.  The foregoing fees will be allocated  among all such funds as follows:  (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar  quarter  preceding  the date of payment;  and (ii) one-half of the expense will be allocated  equally  according to the number of such funds (i.e., expenses divided by number of funds). Each Independent Trustee will receive $300 per Fund for each regular Board  meeting (and each  in-person  special  meeting)
actually  attended from the Trust. The Trust reimburses each Trustee and officer for  out-of-pocket  expenses in connection  with travel and  attendance at Board meetings.

Each Trustee sits on the Trust's Audit Committee,  which has the responsibility, among other  things,  to: (i) select,  oversee and set the  compensation  of the
Trust's independent  registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate,  the internal controls of certain service providers;  (iii)
oversee the quality and objectivity of the Fund's  financial  statements and the independent  audit(s)  thereof;  and (iv) act as a liaison  between  the Trust's independent  registered  public  accounting  firm and the full Board.  The Audit
Committee met four times during the fiscal year ended June 30, 2005.

Each  Trustee  sits  on the  Trust's  Nominating,  Compensation  and  Governance
Committee,  which has the  responsibility,  among  other  things,  to:  (i) make recommendations and to consider shareholder  recommendations for nominations for
Board  members;  (ii) review  Board  governance  procedures  and  recommend  any appropriate  changes to the full Board;  (iii)  periodically  review Independent
Board member  compensation and recommend any changes to the Independent  members as a group; and (iv) make  recommendations to the full Board for nominations for membership  on all  committees,  review all committee  assignments  annually and periodically  review the  responsibilities  and need for all  committees  of the
Board.

The Nominating  Committee will consider nominees  recommended by Qualifying Fund
Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying
Fund  Shareholder  is a shareholder  that: (i) owns of record,  or  beneficially through a financial  intermediary,1/2of  1% or more of the  Trust's  outstanding shares and (ii) has been a shareholder  of at least1/2of 1% of the Trust's total outstanding  shares for 12 months or more prior to submitting the recommendation to the Nominating Committee.  In order to recommend a nominee, a Qualifying Fund
Shareholder should send a letter to the chairperson of the Nominating Committee,
Mr.  Walter  Auch,  care of the  Secretary  of the  Trust  at UBS  Global  Asset
Management,  One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation;  (ii) the number of shares of each class and series of shares of the Trust which are owned of record and  beneficially  by such  Qualifying  Fund
Shareholder  and the length of time that such  shares  have been so owned by the
Qualifying  Fund  Shareholder;  (iii)  a  description  of all  arrangements  and understandings  between such Qualifying Fund Shareholder and any other person or persons

                                       25

(naming such person or persons)  pursuant to which the  recommendation  is being made; (iv) the name and address of the nominee;  and (v) the nominee's resume or curriculum vitae. The Qualifying Fund  Shareholder's  letter must be accompanied by a written  consent of the  individual  to stand for election if nominated for the Board and to serve if elected by shareholders.

The  Nominating,  Compensation  and  Governance  Committee  met twice during the fiscal year ended June 30, 2005.

There  is  not a  separate  Investment  Committees.  Items  pertaining  to  this
Committee are submitted to the full Board.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, UBS Global AM owned 100% of all  outstanding  shares of the Fund and thus may be deemed a controlling  shareholder  of the Fund until additional  shareholders  purchase  shares.  As of the  same  date,  none of the
Trustees  or  officers  of the Fund  beneficially  owned any of the  outstanding shares of the Fund.

Any  person  who owns  beneficially,  either  directly  or  through  one or more controlled  companies,  more than 25% of the  voting  securities  of the Fund is presumed  to  control  the Fund  under the  provisions  of the Act.  Note that a controlling  person  possesses  the  ability to control  the  outcome of matters submitted for shareholder vote of the Fund.

   INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS

Advisor

UBS Global  Asset  Management  (Americas)  Inc.  manages  the assets of the Fund pursuant to its investment  advisory  agreement with the Fund (the "Agreement").
The  Advisor is an  investment  management  firm  managing  approximately  $61.6 billion,  as of June 30, 2005,  primarily for  institutional  pension and profit sharing  funds.  The Advisor is an indirect,  wholly-owned  subsidiary of UBS AG
("UBS")  and a member of the UBS Global  Asset  Management  Division,  which had approximately $535.3 billion in assets under management as of June 30, 2005.

The Advisor also serves as the  investment  advisor or sub-advisor to twenty-two other investment companies: UBS Relationship Funds, SMA Relationship Trust, Fort
Dearborn Income  Securities Inc.,  Allmerica  Investment Trust Core Equity Fund,
AXP Strategy Series Inc.: AXP Partners Small Cap Growth Fund,  BB&T Funds:  BB&T
International Equity Fund, AXA Enterprise Funds Trust: AXA Enterprise Growth and
Income  Fund,  EQ  Advisors  Trust:  EQ/UBS  Growth  and Income  Portfolio,  ING
Investors Trust: ING UBS U.S. Allocation Portfolio,  ING Partners, Inc.: ING UBS
U.S.  Large Cap Equity  Portfolio,  JP Morgan  Fleming  Series Trust:  JP Morgan
Multi-Manager  Small Cap Growth Fund, Lincoln Variable Insurance Products Trust:
Global Asset Allocation Fund, MTB Group of Funds: MTB International Equity Fund,
Ohio  National  Fund,  Inc.  Small Cap  Growth  Portfolio,  Saratoga  Health and
Biotechnology Fund,  Transamerica IDEX Mutual Funds: TA IDEX UBS Large Cap Value
Fund, The Park Avenue Portfolio: The Guardian UBS Large Cap Value Fund, The Park
Avenue  Portfolio:  The Guardian UBS Small Cap Value Fund, The Guardian Variable
Contracts Fund, Inc.: The Guardian UBS VC Large

                                       26

Cap Value Fund, The Guardian Variable  Contracts Fund, Inc.: The Guardian UBS VC
Small Cap Value Fund, JH UBS Global Allocation and JH UBS U.S. Large Cap Equity.

Pursuant to its  Agreement  with the Trust,  on behalf of the Fund,  the Advisor will receive from the Fund for providing  investment advisory services a monthly fee at an annual rate  according to the following  fee  schedule:  0.850% on the first $500 million of assets under  management;  0.800% on the next $500 million to $1 billion of assets under management;  and 0.775% above $1 billion of assets under management.  The Advisor is responsible for paying its expenses.  The Fund will  pay the  following  expenses:  (1) the fees and  expenses  of the  Trust's disinterested  Trustees;  (2) the  salaries  and  expenses of any of the Trust's officers or employees  who are not  affiliated  with the  Advisor;  (3) interest expenses;  (4) taxes and governmental fees; (5) brokerage  commissions and other expenses  incurred in acquiring or  disposing of portfolio  securities;  (6) the expenses of  registering  and  qualifying  shares for sale with the SEC and with various  state  securities  commissions;  (7)  auditing  and  legal  costs;  (8)
insurance   premiums;   (9)  fees  and   expenses  of  the  Trust's   custodian,
administrator  and transfer  agent and any related  services;  (10)  expenses of obtaining  quotations  of the Funds'  portfolio  securities  and of pricing  the
Funds' shares;  (11) expenses of maintaining  the Trust's legal existence and of shareholders'  meetings;  (12)  expenses  of  preparation  and  distribution  to existing  shareholders of reports,  proxies and prospectuses;  and (13) fees and expenses of membership in industry organizations.

The Fund is subject to a one-year contractual expense limit at the rate of 1.20%
of the Fund's  average  daily net  assets,  excluding  any 12b-1 Plan fees.  The contractual  fee waiver and/or  expense  reimbursement  agreement will remain in place until June 30, 2006.  Thereafter,  the expense  limit for the Fund will be reviewed each year, at which time the  continuation of the expense limit will be considered by the Advisor and the Board of Trustees.  The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or  expenses it reimbursed for a period of three years following such fee waivers and expense  reimbursements,  provided that the reimbursement by the
Fund of the Advisor will not cause the total  operating  expense ratio to exceed the contractual limit as then may be in effect for the Fund.

General expenses of the Trust (such as costs of maintaining corporate existence, legal  fees,  insurance,  etc.) will be  allocated  among the Fund and the other series of the Trust in proportion to their  relative net assets.  Expenses which relate  exclusively to the Fund, such as certain  registration  fees,  brokerage commissions and other portfolio expenses, will be borne directly by the Fund.

Portfolio Managers. UBS Global AM's investment  professionals are organized into investment  management  teams,  with a particular  team  dedicated to a specific asset class.  Certain members of the Mid Cap Growth team are responsible for the day-to-day  management  of the Fund.  David  Lettenberger  and  Nancy C.  Barber
coordinate  the  team's  management  of the  Fund's  portfolio  (the  "Portfolio
Managers").

The following table provides  information  relating to other accounts managed by the Portfolio Mangers listed above as of December 15, 2005:

                                       27

                                                          Other Pooled
                                         Registered        Investment
                                    Investment Companies    Vehicles     Other Accounts
Number of Accounts Managed                  None              None              9
Number of Accounts Managed with
Performance-Based Advisory Fees             None              None            None
Assets Managed                              None              None         $21,289,069
Assets Managed with Performance-
Based Advisory Fees                         None              None            None

The Portfolio  Management Team's management of the Fund and other accounts could result in potential  conflicts of interest if the Fund and other  accounts  have different objectives,  benchmarks and fees because the Portfolio Management Team must  allocate  its time and  investment  expertise  across  multiple  accounts, including the Fund.  The  Portfolio  Managers and their team manage the Fund and other accounts utilizing a model portfolio approach that groups similar accounts within  a  model  portfolio.  The  Advisor  manages  accounts  according  to the appropriate model portfolio,  including where possible, those accounts that have specific investment  restrictions.  Accordingly,  portfolio  holdings,  position sizes,  and industry and sector  exposures tend to be similar  across  accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited  investment  opportunity that may be suitable for more than one account or model portfolio,  the Fund may not be able to take  full  advantage  of that  opportunity  due to an  allocation  of filled purchase or sale orders across all eligible model  portfolios  and accounts.  To deal with these  situations,  the Advisor has adopted  procedures for allocating portfolio  trades  across  multiple  accounts to provide  fair  treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of
Ethics that  govern such  personal  trading but there is no  assurance  that the
Codes will adequately address all such conflicts.

The compensation  received by the Portfolio  Managers includes a base salary and incentive  compensation  based on their personal  performance.  UBS Global Asset
Management's  compensation  and  benefits  programs  are designed to provide its
investment   professionals   with  incentives  to  excel,   and  to  promote  an
entrepreneurial,  performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into four categories:

o    Competitive  salary,   benchmarked  to  maintain  competitive  compensation
     opportunities.

o    Annual bonus, tied to individual contributions and investment performance.

o    UBS equity awards, promoting company-wide success and employee retention.

o    Partnership Incentive Program (PIP), a phantom-equity-like  program for key senior staff.

                                       28

Base salary is fixed  compensation used to recognize the experience,  skills and knowledge that the investment  professionals bring to their roles. Salary levels are monitored and adjusted  periodically in order to remain  competitive  within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components:  1)
the firm's overall business success;  2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's  results.  UBS Global Asset  Managment  strongly  believes that tying bonuses to both long-term  (3-year) and shorter-term  (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of
UBS Global Asset  Management's  clients.  A portion of each Portfolio  Manager's bonus is based on the performance of each fund the Portfolio  Manager manages as compared to the Fund's broad-based index over a three-year rolling period.

UBS AG Equity.  Senior  investment  professionals may receive a portion of their annual performance-based  incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share  ownership is encouraged for all employees  through "Equity
Plus." This  long-term  incentive  program gives  employees the  opportunity  to purchase  UBS stock with  after-tax  funds from their  bonus or salary.  Two UBS stock  options  are given for each share  acquired  and held for two years.  UBS
Global  Asset  Management  feels this  engages its  employees as partners in the firm's success, and helps to maximize its integrated business strategy.

Partnership  Incentive  Program  (PIP).  Designed to promote an  entrepreneurial culture and drive long-term  thinking,  the PIP is a phantom equity-like program for key senior staff  (approximately  top 2%). By tying  compensation to overall firm performance  over the mid-to  longer-term,  the program offers  significant compensation opportunities for UBS Global Asset Management's senior staff.

As of the date of this SAI, the  Portfolio  Managers  identified  above owned no shares of the Fund because the Fund has not yet been publicly offered.

Administrative, Accounting and Custody Services

Administrative and Accounting Services. UBS Global AM, with its principal office located at 51 West 52nd Street,  New York,  New York  10019-6114,  serves as the
Fund's  administrator.  The  Administrator  is an  indirect  wholly-owned  asset management subsidiary of UBS. The Administrator is an affiliate of the Advisor.

As administrator,  the  Administrator  supervises and manages all aspects (other than  investment  advisory  activities)  of the  Fund's  operations.  Under  the
Administration  Contract,  the Administrator will not be liable for any error of judgment or mistake of law or for any loss  suffered  by the Fund,  the Trust or any of its shareholders in connection with the performance of the Administration
Contract,  except a loss resulting from willful misfeasance,  bad faith or gross negligence on the part of the  Administrator in the performance of its duties or from reckless

                                       29

disregard of its duties and obligations thereunder.  The Administration Contract terminates  automatically  upon its  assignment  and is  terminable  at any time without  penalty by the Board or by vote of the  holders  of a  majority  of the
Fund's  outstanding  voting  securities,  on 60  days'  written  notice  to  the
Administrator,  or by the Administrator on 60 days' written notice to the Trust.
The Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of the Fund.

J.P.  Morgan  Investors  Services  Co.  ("J.P.   Morgan")  provides  accounting,
portfolio  valuation  and certain  administrative  services for the Fund under a
Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan
Chase Bank"). J.P. Morgan is located at 73 Tremont Street, Boston, MA 02108-3913 and is a corporate affiliate of JPMorgan Chase.

Custody Services. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New
York 10017, provides custodian services for the securities and cash of the Fund.
The custody fee  schedule  is based  primarily  on the net amount of assets held during the period for which payment is being made plus a per transaction fee for
transactions   during  the  period.   JPMorgan   Chase  Bank  utilizes   foreign
sub-custodians  under  procedures  approved  by the  Board  in  accordance  with applicable legal requirements.

Principal Underwriting Arrangements

UBS Global AM (the  "Underwriter")  acts as the  principal  underwriter  of each class of shares of the Fund pursuant to a Principal  Underwriting  Contract with the Trust. The Principal  Underwriting  Contract requires the Underwriter to use its best efforts,  consistent with its other  businesses,  to sell shares of the
Fund. Shares of the Funds are offered continuously.  The Underwriter enters into dealer agreements with other broker-dealers  (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under  separate  plans  pertaining to the Class A, Class B and Class C shares of the Fund  adopted by the Trust in the manner  prescribed  under Rule 12b-1 under the Act  (each,  respectively,  a "Class A Plan,"  "Class B Plan"  and  "Class C
Plan," and collectively,  "Plans"), the Fund pays the Underwriter a service fee, accrued  daily and payable  monthly,  at the annual rate of 0.25% of the average daily net assets of each class of shares.  Under the Class B Plan, the Fund pays the Underwriter a distribution  fee, accrued daily and payable  monthly,  at the annual  rate of 0.75% of the  average  daily net  assets of the class of shares.
Under  the Class C Plan,  the Fund  pays the  Underwriter  a  distribution  fee, accrued  daily and payable  monthly,  at the annual rate of 0.75% of the average daily net  assets of the class of  shares.  There is no  distribution  plan with respect  to the  Fund's  Class  Y  shares  and  the  Fund  pays  no  service  or distribution fees with respect to its Class Y shares.

The  Underwriter  uses the service fees under the Plans for Class A, Class B and
Class C shares primarily to pay dealers for shareholder servicing,  currently at the annual rate of 0.25% of the aggregate  investment  amounts maintained in the
Fund by each dealer.  Each dealer then compensates its investment  professionals for  shareholder  servicing  that they  perform and offsets its own  expenses in servicing  and  maintaining  shareholder  accounts  including  related  overhead expenses.

                                       30

The Underwriter uses the  distribution  fees under the Class B and Class C Plans to offset the  commissions it pays to dealers for selling the Fund's Class B and
Class  C  shares,  respectively,  and  to  offset  the  Fund's  marketing  costs attributable to such classes, such as the preparation, printing and distribution
of  sales  literature,   advertising  and  prospectuses  and  other  shareholder
materials to prospective  investors.  The Underwriter may also use  distribution fees to pay  additional  compensation  to  dealers  and to  offset  other  costs allocated to the Underwriter's distribution activities.

The  Underwriter  receives  the  proceeds of the initial  sales charge paid when
Class A shares are bought and of the contingent  deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

The Plans and the Principal Underwriting Contract specify that the Fund must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities,  not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Fund exceeds the service or distribution fees it receives,  the Fund will not be obligated to pay more than those fees. On the other hand, if the Underwriter's  expenses are less than such fees,  it will retain its full fees and realize a profit.  Expenses in excess of  service  and  distribution  fees  received  or  accrued  through  the termination date of any Plan will be the Underwriter's  sole  responsibility and not  that  of  the  Funds.  Annually,  the  Board  reviews  the  Plans  and  the
Underwriter's  corresponding  expenses  for  each  class of  shares  of the Fund separately from the Plans and expenses of the other classes of shares.

Among other things,  each Plan provides that (1) the Underwriter  will submit to the  Board at least  quarterly,  and the  Board  members  will  review,  reports regarding  all amounts  expended  under the Plan and the purposes for which such expenditures  were made, (2) the Plan will continue in effect only so long as it is approved at least annually,  and any material  amendment thereto is approved, by the Board,  including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement  related to the Plan, acting in person at a meeting called for that  purpose,  (3)  payments by the Fund under the Plan shall not be materially  increased  without the  approval  by a majority  of the  outstanding voting  securities  of the  relevant  class of the Fund,  and (4) while the Plan remains in effect,  the  selection  and  nomination of Board members who are not
"interested  persons" of the Trust shall be committed to the  discretion  of the
Board members who are not "interested persons" of the Trust.

In  reporting  amounts  expended  under  the  Plans to the  Board  members,  the
Underwriter  allocates  expenses  attributable  to the sale of each class of the
Funds'  shares to such class based on the ratio of sales of shares of such class to the sales of all three  classes of shares.  The fees paid by one class of the
Fund's  shares will not be used to subsidize  the sale of any other class of the
Fund's shares.

In approving the Class A Plan,  the Class B Plan and the Class C Plan, the Board
considered  all the  features  of the  distribution  system and the  anticipated benefits  to the Funds and their  shareholders.  With  regard to each Plan,  the
Board  considered (1) the advantages to the  shareholders  of economies of scale resulting from growth in the Funds' assets and potential  continued growth,  (2)
the services provided to the Funds and their shareholders by the

                                       31

Underwriter,  (3) the  services  provided  by dealers  pursuant  to each  dealer
agreement   with  the   Underwriter,   and  (4)  the   Underwriter   shareholder
service-related and, where applicable,  distribution-related expenses and costs.
With  respect  to  the  Class  B  Plan,  the  Board  also  recognized  that  the
Underwriters'  willingness to compensate dealers without the concomitant receipt by the Underwriter of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

With  respect to each  Plan,  the Board  considered  all  compensation  that the
Underwriter  would  receive  under  the  Plan  and  the  Principal  Underwriting
Contract,  including  service fees and, as  applicable,  initial sales  charges, distribution  fees  and  contingent  deferred  sales  charges.  The  Board  also considered the benefits that would accrue to the Underwriter  under each Plan in
that  the  Underwriter  would  receive  service,   distribution,   advisory  and
administrative  fees that are calculated  based upon a percentage of the average net assets of the Funds which fees would  increase if the Plans were  successful and the Fund attained and maintained significant asset levels.

Transfer Agency Services

PFPC Inc.  ("PFPC"),  a  subsidiary  of PNC Bank,  N.A.,  serves as the  Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of
Prussia, PA 19406.

Independent Registered Public Accounting Firm

Ernst & Young LLP, New York,  New York,  is the  independent  registered  public accounting firm of the Fund.

Legal Counsel

Stradley,  Ronon,  Stevens & Young, LLP,  Philadelphia,  Pennsylvania,  is legal counsel to the Trust and the Independent Trustees.

Personal Trading Policies

The Trust,  the Advisor and the Underwriter  have adopted a Code of Ethics.  The
Code of Ethics  establishes  standards  by which  employees  of UBS Global Asset
Management  (including all employees of the Advisor and Underwriter)  (together,
"Covered  Persons")  must abide when  engaging  in personal  securities  trading conduct.

Under the Code of Ethics,  Covered  Persons are  prohibited  from: (i) knowingly buying,  selling or  transferring  any security  (subject to narrow  exceptions)
within five calendar days before or after that same  security,  or an equivalent security,  is  purchased  or sold by the Fund;  (ii)  entering  into a net short position with respect to any security that is held by the Fund; (iii) purchasing or  selling  futures  (except  currency  forwards)  that  are not  traded  on an exchange,  as  well as  options  on any  type of  futures;  and  (iv)  acquiring securities  in an  initial  public  offering  (other  than a new  offering  of a registered open-end investment company).

In  addition,   Covered  Persons  must  obtain  prior  written  approval  before purchasing,  selling or transferring any security subject to certain  exceptions listed in the Code of Ethics. Covered

                                       32

Persons and Trustees are required to file the following reports:  (1) an initial holdings  report  disclosing  all  securities  owned by the  Covered  Person  or
Interested Trustee and any securities  accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered
Person or Interested Trustee (Independent Trustees are not required to file this report);  and (2) quarterly reports of security investment  transactions and new securities  accounts.  Independent  Trustees need only report a transaction in a security if such Trustee,  at the time of the  transaction,  knew or should have known,  in the ordinary  course of fulfilling his official  duties as a Trustee, that,  during the 15-day period  immediately  preceding or after the date of the transaction by the Trustee,  such security was purchased or sold by the Fund, or was being considered for purchase or sale by the Fund.

A copy of the Code of Ethics has been filed with and is  available  through  the
Commission.

Proxy Voting Policies

The Board of Trustees  believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the
Board has  delegated  the  responsibility  to vote such proxies to UBS Global AM
(Americas).  Following is a summary of UBS Global AM  (Americas)'s  proxy voting policy.

You may obtain  information  about the Fund's  proxy voting  decisions,  without charge,  online on the Trust's  website  (www.ubs.com/ubsglobalam-proxy)  or the
EDGAR database on the SEC's website (www.sec.gov).

The proxy voting  policy of UBS Global AM (Americas) is based on its belief that voting rights have economic  value and must be treated  accordingly.  Generally,
UBS Global AM  (Americas)  expects the boards of directors of companies  issuing securities held by its clients to act as stewards of the financial assets of the company,  to exercise good  judgment and practice  diligent  oversight  with the management  of the  company.  While  there  is no  absolute  set of  rules  that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior,  there are certain benchmarks,  which, if substantial progress is made toward, give evidence of good corporate governance.
UBS  Global AM  (Americas)  may  delegate  to an  independent  proxy  voting and research  service the  authority to exercise the voting rights  associated  with certain client  holdings.  Any such delegation  shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s  proxy voting policy.

When UBS Global AM (Americas)'s view of a company's management is favorable, UBS
Global AM (Americas) generally supports current management initiatives. When UBS
Global AM  (Americas)'s  view is that changes to the management  structure would probably  increase  shareholder  value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas): (1) opposes proposals which act to entrench  management;  (2) believes that boards should be independent of company management and composed of persons with requisite skills,
knowledge  and  experience;   (3)  opposes  structures  which  impose  financial
constraints  on  changes  in  control;  (4)  believes   remuneration  should  be
commensurate  with  responsibilities  and  performance;  and (5)  believes  that appropriate  steps should be taken to ensure the  independence of the registered public accounting firm.

                                       33

UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular  proxy proposal,  which may arise as a result  of its or its  affiliates'  client  relationships,  marketing efforts or banking,  investment banking and broker/dealer activities. To address such  conflicts,  UBS Global AM  (Americas)  has  imposed  information  barriers between it and its  affiliates  who  conduct  banking,  investment  banking  and broker/dealer  activities and has  implemented  procedures to prevent  business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global
AM  (Americas) is aware of a conflict  with respect to a particular  proxy,  its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Portfolio Holdings Disclosure Policies And Procedures

Introduction.  UBS Global AM and the  Trust's  Board of  Trustees  have  adopted portfolio holdings  disclosure  policies and procedures to govern the disclosure of the portfolio  holdings of the Fund.  The Trust's  policy with respect to the release of portfolio  holdings is to only release  such  information  consistent
with  applicable   legal   requirements   and  the  fiduciary   duties  owed  to
shareholders.  Subject to the limited exceptions described below, the Trust will not make available to anyone outside of UBS Global Asset  Management  non-public information  with  respect  to its  portfolio  holdings,  until such time as the information  is made  available to all  shareholders  or the general  public.  A description  of the type and frequency of portfolio  holdings that are disclosed to the public is contained in the Fund's Prospectus.

The portfolio holdings  disclosure  policies and procedures require that the UBS
Global AM Legal and  Compliance  Departments  address any material  conflicts of interest  regarding a disclosure of portfolio  holdings and determine  whether a disclosure of the Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's  shareholders  prior to an officer of the
Trust or an  attorney  in the UBS  Global AM Legal  Department  authorizing  the disclosure  of  portfolio  holdings.  The UBS  Global  AM Legal  and  Compliance
Departments will periodically review how the Fund's portfolio holdings are being disclosed  to  and  used  by,  if at  all,  service  providers,  UBS  Global  AM affiliates,  fiduciaries,  and  broker-dealers  to  ensure  that such use is for
legitimate   business   reasons  and  in  the  best   interests  of  the  Fund's
shareholders.

The Trust's Board of Trustees exercises  continuing  oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement of the portfolio holdings disclosure  policies and procedures,  the Trust's code of ethics and policies and procedures regarding the misuse of inside information by the chief  compliance  officer of the Trust;  (ii)  considering  reports  and
recommendations   by  the  chief  compliance  officer  concerning  any  material compliance  matters (as  defined in Rule 38a-1  under the Act and Rule  206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies;  and (iii) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. UBS Global
AM and the Board reserve the right to amend the Trust's  policies and procedures regarding the disclosure of portfolio  holdings of the Fund at any time and from time to time without prior notice in their sole discretion.

Disclosure  of  Complete  Portfolio  Holdings  to Service  Providers  Subject to
Confidentiality and Trading Restrictions. UBS Global AM, for legitimate business purposes,  may  disclose  Fund  complete  portfolio  holdings  at times it deems necessary and appropriate to rating and ranking

                                       34

organizations,  financial  printers,  proxy voting  service  providers,  pricing information  vendors,  third-parties  that deliver  analytical,  statistical  or consulting services and other third parties that provide services (collectively,
"Service Providers") to UBS Global Asset Management and/or the Fund.

Disclosure of complete  portfolio  holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality,  including a duty not to trade on the basis of any material nonpublic  information,  pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS  Global  AM, or the terms of a separate  confidentiality  agreement.  The frequency with which complete  portfolio  holdings may be disclosed to a Service
Provider, and the length of lag, if any, between the date of information and the date  on  which  the  information  is  disclosed  to the  Service  Provider,  is determined based on the facts and circumstances,  including, without limitation, the nature of the portfolio  holdings  information to be disclosed,  the risk of harm to the Fund and its  shareholders,  and the  legitimate  business  purposes served by such disclosure.  Disclosure of Fund complete  portfolio holdings to a
Service Provider must be authorized by an officer of the Trust or by an attorney in the UBS Global Asset Management Legal Department.

Disclosure  of  Complete  Portfolio  Holdings  to UBS  Global  Asset  Management
Affiliates  and  Certain  Fiduciaries  Subject to  Confidentiality  and  Trading
Restrictions.  Fund  complete  portfolio  holdings may be disclosed  between and among the following  persons  (collectively,  "Affiliates and  Fiduciaries") for legitimate  business  purposes  within  the scope of their  official  duties and responsibilities,  subject to such persons'  continuing duty of  confidentiality and duty not to trade on the basis of any  material  nonpublic  information,  as such duties are imposed under the Trust's  and/or UBS Global Asset  Management's code of ethics, the Trust's policies and procedures  regarding the prevention of the misuse of inside  information,  by agreement or under applicable laws, rules and  regulations:  (i)  persons  who are  subject  to the codes of ethics or the policies  and  procedures  regarding  the  prevention  of the  misuse  of inside information;  (ii) an investment adviser, distributor,  administrator,  transfer agent or custodian to the Fund;  (iii) an  accounting  firm, an auditing firm or outside legal counsel retained by UBS Global Asset Management or the Trust; (iv)
an investment  adviser to whom complete portfolio holdings are disclosed for due diligence  purposes when the adviser is in merger or acquisition  talks with the
Fund's current adviser;  and (v) a newly hired investment adviser or sub-adviser to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete  portfolio  holdings may be disclosed  between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the  information  and the date on which the information is disclosed between  and  among  the  Affiliates  and  Fiduciaries,  is  determined  by such
Affiliates  and  Fiduciaries  based on the facts and  circumstances,  including, without  limitation,  the nature of the  portfolio  holdings  information  to be disclosed,  and  the  risk of harm to the  Fund  and its  shareholders,  and the legitimate business purposes served by such disclosure.

Arrangements   to  Disclose   Portfolio   Holdings  to  Service   Providers  and
Fiduciaries.  As of the date of this SAI, the  specific  Service  Providers  and
Fiduciaries with whom the Trust has arrangements to provide  portfolio  holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Fund are:

                                       35

o    JP Morgan Chase Bank, the Fund's  Custodian,  receives  portfolio  holdings information daily on a real-time basis.

o    Thomas Corporation  receives portfolio holdings  information so that it may assist the Fund in production  of its  quarterly  fact sheet on a quarterly basis.  The portfolio  holdings  information is provided with a one-day lag between  the date of the  portfolio  holdings  information  and the date on which the information is disclosed to Thomas Corporation.

o    Ernst & Young  receives  portfolio  holdings  information  on an annual and semi-annual  basis, for reporting  purposes.  There is a 30-day lag between the date of  portfolio  holdings  information  and the  date on  which  the information  is  disclosed  to Ernst & Young.  Ernst & Young also  receives portfolio holdings  information once a year at a month-end for annual audit purposes.  In this case,  there is no lag between the date of the portfolio holdings  information and the date on which the information is disclosed to
     Ernst & Young.

o    The rating  agencies of  Morningstar,  Standard & Poor's and Lipper receive portfolio  holdings  information on a monthly basis so that the Fund may be included  in each rating  agency's  industry  reports and other  materials.
     There  is  a  30-day  lag  between  the  date  of  the  portfolio  holdings information  and the date on which  the  information  is  disclosed  to the rating agencies.

Disclosure  of  Portfolio  Holdings to  Broker-Dealers  in the Normal  Course of
Managing Fund Assets. An investment adviser,  administrator or custodian for the
Fund may, for legitimate  business  purposes  within the scope of their official duties  and  responsibilities,  disclose  portfolio  holdings  (whether  partial
portfolio  holdings  or  complete  portfolio   holdings)  and  other  investment
positions  comprising the Fund to one or more  broker-dealers  during the course of,  or  in  connection  with,  normal  day-to-day  securities  and  derivatives transactions with or through such broker-dealers  subject to the broker-dealer's
legal  obligation  not  to  use  or  disclose  material  nonpublic   information
concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives  transactions without the consent of the Fund or its agents.  The Fund has not given its consent to any such use or disclosure and no person or agent of UBS Global AM is  authorized  to give such consent  except as approved  by the Trust's  Board of  Trustees.  In the event  consent is given to disclose  portfolio  holdings to a  broker-dealer,  the frequency with which the portfolio  holdings may be disclosed to a  broker-dealer,  and the length of the lag,  if any,  between  the date of the  information  and the date on which  the information is disclosed to the broker-dealer,  is determined based on the facts and circumstances,  including,  without limitation,  the nature of the portfolio holdings  information to be disclosed,  and the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure.

Disclosure  of  Non-Material  Information.  Policies  and  procedures  regarding non-material  information  permit the  officers of the Trust,  UBS Global  Asset
Management Fund portfolio managers and senior officers of UBS Global AM Finance,
Compliance and Legal Departments (collectively,

                                       36

"Approved  Representatives") to disclose any views, opinions,  judgments, advice or commentary, or any analytical, statistical, performance or other information, in  connection  with or relating to the Fund or its  portfolio  holdings  and/or other  investment  positions  (collectively,  commentary  and  analysis)  or any changes  in the  portfolio  holdings  of the Fund that  occurred  after the most recent  calendar-quarter  end (recent  portfolio  changes) to any person if such information does not constitute material nonpublic information.

An  Approved  Representative  must make a good faith  determination  whether the information  constitutes  material  nonpublic  information,  which  involves  an assessment of the  particular  facts and  circumstances.  UBS Global AM believes that in most cases recent  portfolio  changes that involve a few or even several securities  in a  diversified  portfolio or  commentary  and  analysis  would be immaterial  and would not  convey  any  advantage  to a  recipient  in making an investment decision concerning the Fund. Nonexclusive examples of commentary and analysis  about the Fund include:  (i) the  allocation  of the Fund's  portfolio holdings and other  investment  positions among various asset classes,  sectors, industries  and  countries;  (ii)  the  characteristics  of the  stock  and bond components  of the Fund's  portfolio  holdings and other  investment  positions;
(iii) the  attribution  of Fund  returns by asset  class,  sector,  industry and country;  and (iv) the  volatility  characteristics  of the  Fund.  An  Approved
Representative may in its sole discretion  determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Approved  Representatives  include  persons  employed by or associated  with UBS
Global AM who have been  authorized  by the UBS Global AM's Legal  Department to disclose recent portfolio  changes and/or  commentary and analysis in accordance with the applicable policies and procedures.

Disclosure of Portfolio  Holdings As Required by Applicable  Law. Fund portfolio holdings and other investment  positions comprising a Fund shall be disclosed to any person as required by applicable laws,  rules and  regulations.  Examples of such required  disclosure  include,  but are not limited to,  disclosure of Fund portfolio  holdings:  (i) in a filing  or  submission  with  the SEC or  another regulatory  body; (ii) in connection with seeking recovery on defaulted bonds in a federal  bankruptcy  case;  (iii) in  connection  with a  lawsuit;  or (iv) as required by court order.

Prohibitions  on  Disclosure of Portfolio  Holdings.  No person is authorized to disclose Fund portfolio  holdings or other investment  positions (whether online at www.ubs.com,  in writing, by fax, by e-mail, orally or by other means) except in accordance  with the  applicable  policies and  procedures.  In addition,  no person  is  authorized  to  make  disclosure  pursuant  to  these  policies  and procedures  if  such  disclosure  is  otherwise  unlawful  under  the  antifraud provisions  of the federal  securities  laws (as defined in Rule 38a-1 under the
Act). Furthermore,  UBS Global AM, in its sole discretion,  may determine not to disclose portfolio holdings or other investment positions comprising the Fund to any person who could otherwise be eligible to receive such information under the applicable  policies and procedures,  or may determine to make such  disclosures publicly as provided by the policies and procedures.

Prohibitions on Receipt of Compensation  or Other  Consideration.  The portfolio holdings  disclosure  policies and procedures  prohibit the Fund, its investment adviser  and any  other  person  to pay or  receive  any  compensation  or other consideration  of any type  for the  purpose  of  obtaining  disclosure  of Fund portfolio holdings or other investment positions.  "Consideration"  includes any agreement  to maintain  assets in the Fund or in other  investment  companies or

                                       37

accounts  managed by the investment  adviser or by any affiliated  person of the investment adviser.

Bank Line of Credit

The Fund participates with other funds managed by UBS Global AM in a $50 million committed credit facility with JPMorgan Chase Bank, to be utilized for temporary financing  until the  settlement of sales or purchases of portfolio  securities, the repurchase or redemption of shares at the request of shareholders  and other temporary or emergency purposes. Under the credit facility arrangement, the Fund has agreed to pay a commitment  fee, pro rata,  based on the relative asset size of the funds  participating in the credit facility.  Interest is charged to each fund at rates based on prevailing market rates at the time of borrowings.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's  portfolio  business and the  negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Fund invests are traded in the over-the-counter market. These securities are generally  traded on a net basis with dealers  acting as principal for their own accounts  without a stated  commission,  although the bid/ask  spread  quoted on securities  includes  an implicit  profit to the  dealers.  In  over-the-counter transactions,  orders are placed directly with a principal market-maker unless a better  price  and  execution  can be  obtained  by  using a  broker.  Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor is responsible for effecting portfolio transactions and will do so in a manner  deemed fair and  reasonable  to the Fund.  Under its advisory  agreements  with the Fund,  the Advisor is  authorized  to utilize the
trading  desk  of  its  foreign   affiliates  to  execute   foreign   securities
transactions,  but monitors  the  selection  by such  affiliates  of brokers and dealers used to execute transactions for the Fund.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price.  However,  subject to  policies  established  by the  Board  of  the  Trust,  the  Fund  may  pay a
broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another  broker-dealer  would have charged if the Advisor  determines in good faith that the commission paid was reasonable in relation to the brokerage or research services  provided by such  broker-dealer,
viewed  in  terms  of  that  particular   transaction  or  such  firm's  overall
responsibilities  with respect to the clients,  including  the Fund, as to which the  Advisor  exercises  investment  discretion.  In  selecting  and  monitoring broker-dealers  and negotiating  commissions,  the Advisor  considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical  material or other services to the Fund or to the Advisor.  Such services  include advice, both  directly  and  in  writing,  as  to  the  value  of  the  securities;  the advisability  of  investing  in,  purchasing  or  selling  securities;  and  the availability of securities,  or purchasers or sellers of securities,  as well as analyses and reports concerning issues, industries, securities, economic factors and trends,  portfolio strategy and the performance of accounts. This allows the
Advisor to supplement  its own  investment  research  activities  and obtain the views and  information  of  others  prior to making  investment  decisions.  The
Advisor is of the opinion  that,

                                       38

because this  material  must be analyzed and reviewed by its staff,  the receipt and use of such  material  does not tend to reduce  expenses but may benefit the
Fund by supplementing the Advisor's research.

The Advisor effects  portfolio  transactions for other investment  companies and advisory accounts.  Research services furnished by dealers through whom the Fund effects  its  securities  transactions  may  be  used  by  the  Advisor,  or its affiliated investment advisers, in servicing all of their accounts; not all such services may be used in connection with the Fund. In the opinion of the Advisor, it is not possible to measure  separately the benefits from research services to each of the accounts (including the Fund). The Advisor will attempt to equitably allocate portfolio  transactions  among the Fund and others whenever  concurrent decisions are made to purchase or sell  securities  by the Fund and another.  In making such  allocations  between the Fund and  others,  the main  factors to be considered  are the  respective  investment  objectives,  the  relative  size of portfolio  holdings of the same or comparable  securities,  the  availability of cash for investment,  the size of investment  commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others.  In some cases,  this procedure  could have an adverse effect on the
Fund.  In the opinion of the Advisor,  however,  the results of such  procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling  securities,  the Fund may pay commissions to brokers who are affiliated with the Advisor or the Fund. The Fund may purchase securities in certain underwritten offerings for which an affiliate of the Fund or the Advisor may act as an underwriter. The Fund may effect futures transactions through, and pay  commissions  to, futures  commission  merchants who are affiliated with the
Advisor or the Fund in accordance with procedures adopted by the Board.

Portfolio Turnover

The Fund is free to dispose of its portfolio  securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's investment objective. The Fund will not attempt to achieve or be limited to a  predetermined  rate of portfolio turnover,  such a turnover always being  incidental to  transactions  undertaken with a view to achieving that Fund's investment objective.

The Fund  does not  intend  to use  short-term  trading  as a  primary  means of achieving its  investment  objective.  The rate of portfolio  turnover  shall be calculated  by  dividing  (a) the  lesser of  purchases  and sales of  portfolio securities  for the  particular  fiscal year by (b) the  monthly  average of the value of the portfolio securities owned by the Fund during the particular fiscal year.  Such monthly  average  shall be  calculated by totaling the values of the portfolio  securities  as of the  beginning  and end of the  first  month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

The  portfolio  turnover  rate for the Fund may exceed 100%,  and in some years,
200%. A high  portfolio  turnover  rate (over 100%) may involve  correspondingly greater brokerage  commissions and other transaction  costs, which will be borne directly by the Fund and  ultimately  by the Fund's  shareholders.  In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

                                       39

                          SHARES OF BENEFICIAL INTEREST

The  Trust  currently  offers  four  classes  of shares  for the  Fund:  the UBS
Fund-Class A (the Class A shares),  UBS  Fund-Class B (the Class B shares),  UBS
Fund-Class C (the Class C shares) and UBS Fund-Class Y (the Class Y shares). The
Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial  interest represents an equal  proportionate  interest in the assets and  liabilities of the Fund and has identical voting, dividend,  redemption,  liquidation,  and other rights and preferences as the other class of the Fund,  except that only the Class A shares may vote on any  matter  affecting  the Class A Plan.  Similarly,  only  Class B shares and Class C shares may vote on matters  that affect only the Class B Plan and Class C Plan.  No class may vote on matters that affect only another  class.
Under  Delaware  law,  the Trust  does not  normally  hold  annual  meetings  of shareholders.  Shareholders'  meetings may be held from time to time to consider
certain  matters,   including  changes  to  the  Fund's  fundamental  investment objective and fundamental investment policies,  changes to the Fund's investment advisory  agreement  and the election of Trustees when required by the Act. When matters are submitted to shareholders  for a vote,  shareholders are entitled to one vote per share with  proportionate  voting for fractional shares. The shares of the Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a  liquidation  of the Fund,  each  shareholder  of the Fund will be entitled to share, based upon the shareholder's  percentage share ownership,  in the distribution out of assets, net of liabilities,  of the Fund. No shareholder is liable for further calls or assessment by the Fund.

On any matters affecting only one series or class, only the shareholders of that series or class are  entitled  to vote.  On  matters  relating  to the Trust but affecting the series of the Trust  differently,  separate  votes by the affected series or classes are required.  With respect to the  submission to  shareholder vote of a matter requiring  separate voting by series or class, the matter shall have been  effectively  acted  upon  with  respect  to any  series or class if a majority of the outstanding  voting securities of that series or class votes for the approval of the matter,  notwithstanding  that:  (1) the matter has not been approved by a majority of the outstanding  voting securities of any other series or  class;  and (2) the  matter  has not  been  approved  by a  majority  of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual  meetings of shareholders of the Fund. The SEC, however,  requires the Trustees to promptly call a meeting for the  purpose of voting  upon the  question  of removal of any  Trustee  when requested to do so by not less than 10% of the  outstanding  shareholders of the
Fund. In addition,  subject to certain conditions,  shareholders of the Fund may apply  to  the  Fund  to  communicate  with  other  shareholders  to  request  a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

                                       40

            REDUCED SALES CHARGES, ADDITIONAL PURCHASE, EXCHANGE AND
                   REDEMPTION INFORMATION AND OTHER SERVICES

Sales Charge Reductions and Waivers

Waivers of Sales  Charges--Class A Shares. The following additional sales charge waivers are available for Class A shares if you:

o    Acquire shares in connection  with a  reorganization  pursuant to which the
     Fund acquires  substantially  all of the assets and  liabilities of another fund in exchange solely for shares of the acquiring Fund;

o    Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc.  that were  acquired  during that fund's initial  public  offering of shares and that meet certain other conditions described in its prospectus; or

o    Acquire shares in connection with shares  purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client.

Reinstatement  Privilege--Class A Shares. Shareholders who have redeemed Class A shares may  reinstate  their  account  without a sales charge by  notifying  the transfer  agent of such  desire  and  forwarding  a check  for the  amount to be purchased within 365 days after the date of redemption.  The reinstatement  will be made at the net asset  value  per share  next  computed  after the  notice of reinstatement  and check are  received.  T he amount of a  purchase  under  this reinstatement  privilege  cannot exceed the amount of the  redemption  proceeds.
Gain on a redemption  will be taxable  regardless  of whether the  reinstatement privilege is exercised,  although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement  privilege.  Gain or loss on a redemption  also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares,  under the  circumstances and to the extent described in  "Taxes--Special  Rule for Class A Shareholders,"
below.

Purchases  of  Class  A  Shares   Through  the  UBS   Financial   Services  Inc.
InsightOne(SM) Program.  Investors who purchase shares through the UBS Financial
Services Inc.  InsightOne(SM) Program are eligible to purchase Class A shares of the funds for which the Underwriter  serves as investment  advisor or investment manager  without a sales load,  and may exchange those shares for Class A shares of the Fund.  The UBS Financial  Services Inc.  InsightOne(SM)  Program offers a nondiscretionary brokerage account to UBS Financial Services Inc. clients for an asset-based  fee at an annual rate of up to 1.50% of the assets in the  account.
Account holders may purchase or sell certain investment  products without paying commissions or other markups/markdowns.

Payments by UBS Global  AM--Class B Shares.  For  purchases of Class B shares in amounts of less than $100,000,  your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to  $249,999,  your broker is paid an up-front  commission  of 3.25%,  and in amounts of $250,000  to  $499,999,  your  broker is paid an up-front  commission equal to 2.5% of the amount sold. For purchases of Class B shares

                                       41

in amounts of $500,000 to $999,999,  your broker is paid an up-front  commission equal to 1.75% of the amount sold.

Payments by UBS Global AM--Class Y Shares. Class Y shares are sold without sales charges  and  do  not  pay  ongoing  12b-1  distribution  or  service  fees.  As distributor of the Class Y shares,  the Underwriter may, from time to time, make payments  out of its own  resources  to  dealers  who sell Class Y shares of the
Family Funds to shareholders who buy $5 million or more at any one time.

Purchases of Shares Through the PACE(SM) Multi Advisor Program.  An investor who participates in the PACE(SM) Multi Advisor Program is eligible to purchase Class
A shares. The PACE(SM) Multi Advisor Program is an advisory program sponsored by
UBS Financial  Services Inc. that provides  comprehensive  investment  services, including investor profiling,  a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review.
Participation  in the PACE(SM) Multi Advisor Program is subject to payment of an advisory fee at the effective  maximum annual rate of 1.5% of assets.  Employees of UBS Financial  Services Inc. and its  affiliates  are entitled to a waiver of this fee. Please contact your UBS Financial  Services Inc.  Financial Advisor or
UBS Financial Services Inc.  correspondent firms for more information concerning mutual funds that are available through the PACE(SM) Multi Advisor Program.

Additional Information Regarding Purchases Through Letter of Intent

To the extent that an investor  purchases less than the dollar amount  indicated
on the Letter of Intent  within the  13-month  period,  the sales charge will be adjusted  upward  for the entire  amount  purchased  at the end of the  13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow,  and then from the account to cover the additional sales charge,  the proceeds of which will be paid to the investor's investment professional and UBS
Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional Exchange and Redemption Information.  As discussed in the Prospectus, eligible  shares of the Fund may be  exchanged  for shares of the  corresponding class of other series of the Trust and most other Family  Funds.  Class Y shares are not eligible for exchange.

Shareholders  will  receive  at least  60 days'  notice  of any  termination  or material  modification of the exchange offer, except no notice need be given if, under  extraordinary  circumstances,  either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest  amounts  effectively in accordance with the Fund's investment objective, policies and restrictions.

The  Trust  will  satisfy  redemption  requests  in cash to the  fullest  extent feasible,  so long as such payments  would not, in the opinion of the Advisor or
the  Board,   result  in  the  necessity  of  the  Fund  selling   assets  under
disadvantageous conditions and to the detriment of the remaining shareholders of the Fund.  Pursuant to the Trust's  Agreement and Declaration of Trust,  payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's

                                       42

shareholders,  the Trust may make payment for shares  repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such  redemptions  in kind,  the Trust has made an election  pursuant to Rule
18f-1  under  the Act.  This  will  require  the  Trust to  redeem  in cash at a shareholder's  election  in any case  where the  redemption  involves  less than
$250,000  (or 1% of the Fund's net asset value at the  beginning  of each 90-day period during which such redemptions are in effect,  if that amount is less than
$250,000),  during any 90-day period for any one shareholder.  Should payment be made in  securities,  the redeeming  shareholder  may incur  brokerage  costs in
converting  such  securities  to  cash.   In-kind  payments  to   non-affiliated
shareholders need not constitute a cross-section of the Fund's portfolio.  Where a  shareholder  has requested  redemption of all or a part of the  shareholder's investment and where the Fund computes such  redemption  in-kind,  the Fund will not recognize  gain or loss for federal tax purposes on the  securities  used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities  received and the shareholder's basis in the Fund shares redeemed.  Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Fund, the Trust is permitted to pay redemptions  in-kind to shareholders that are affiliated persons of the Fund by nature of a greater than 5% ownership interest in the Fund.

The Fund may  suspend  redemption  privileges  or  postpone  the date of payment during any period (1) when the New York  Stock  Exchange  ("NYSE")  is closed or trading  on the  NYSE is  restricted  as  determined  by the  SEC,  (2)  when an emergency  exists,  as  defined  by  the  SEC,  that  makes  it  not  reasonably practicable  for the Fund to  dispose  of  securities  owned by it or  fairly to determine the value of its assets, or (3) as the SEC may otherwise  permit.  The redemption price may be more or less than the shareholder's  cost,  depending on the market value of the Fund's portfolio at the time.

Financial Institutions.  The Fund may authorize financial institutions, or their agents,  to accept on the Fund's behalf purchase and redemption  orders that are in "good form" in accordance with the policies of those  institutions.  The Fund will be deemed to have received these  purchase and redemption  orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced  based on the Fund's net asset value next  computed  after receipt of the order by the financial  institutions  or their agents.  Financial institutions  may  include  retirement  plan  service  providers  who  aggregate purchase and redemption  instructions received from numerous retirement plans or plan participants.

Automatic Investment  Plan--Class A, Class B and Class C Shares. The Underwriter
or your  investment  professional  offers an  automatic  investment  plan with a minimum  initial  investment of $1,000 through which the Fund will deduct $50 or more on a monthly,  quarterly,  semi-annual  or annual basis from the investor's bank  account  to invest  directly  in the  Fund's  Class A,  Class B or Class C shares.  In  addition  to  providing  a  convenient  and  disciplined  manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost  averaging."  When a  shareholder  invests the same dollar amount each month under the plan, the shareholder will purchase more shares  when the Fund's net asset  value per share is low and fewer  shares when the net asset value per share is high.  Using this  technique,  a  shareholder's average purchase price per share over any given period will be lower than if the shareholder  purchased a fixed  number of shares on a monthly  basis  during the period.  Of course,  investing  through the automatic  investment  plan does not assure a profit or protect against loss in declining

                                       43

markets. Additionally, because the automatic investment plan involves continuous investing  regardless of price levels,  an investor  should  consider his or her financial  ability to continue  purchases  through  periods of both low and high price  levels.  An  investor  should  also  consider  whether  a  large,  single investment would qualify for sales load reductions.

Automatic Cash Withdrawal Plan--Class A, Class B, and Class C

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly
(March, June, September and December), semi-annual (June and December) or annual
(December)  withdrawals  from their Family Fund accounts.  Minimum  balances and withdrawals vary according to the class of shares:

o    Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

o    Class B shares.  Minimum value of Fund shares is $10,000;  minimum monthly, quarterly,  and semi-annual and annual  withdrawals of $100, $200, $300 and
     $400, respectively.

Withdrawals  under the Automatic Cash  Withdrawal  Plan will not be subject to a contingent  deferred sales charge if the investor  withdraws no more than 12% of the value of the Fund account when the  shareholder  signed up for the plan (for
Class B shares,  annually; for Class A and Class C shares, during the first year
under  the  plan).   Shareholders  who  elect  to  receive  dividends  or  other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically  if the "Initial  Account Balance" (a term that means the value of the Fund  account  at the time the  shareholder  elects  to  participate  in the
Automatic Cash  Withdrawal  Plan),  less aggregate  redemptions  made other than pursuant to the Automatic Cash Withdrawal  Plan, is less than the minimum values specified  above.  Purchases of additional  shares of the Fund  concurrent  with withdrawals  are  ordinarily  disadvantageous  to  shareholders  because  of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month  for  monthly,  quarterly  and  semi-annual  plans,  your  investment professional  will arrange for redemption by the Fund of sufficient  Fund shares to provide the withdrawal  payments  specified by  participants in the Automatic
Cash  Withdrawal  Plan.  The payments  generally are mailed  approximately  five
Business Days  (defined  under "Net Asset  Value")  after the  redemption  date.
Withdrawal payments should not be considered dividends, but redemption proceeds.
If  periodic  withdrawals  continually  exceed  reinvested  dividends  and other distributions,  a shareholder's  investment may be  correspondingly  reduced.  A shareholder  may change the amount of the automatic cash withdrawal or terminate participation  in the Automatic Cash  Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional  or PFPC.  Instructions  to  participate  in the plan,  change  the withdrawal  amount or terminate  participation in the plan will not be effective until  five days after  written  instructions  with  signatures  guaranteed  are received by PFPC.  Shareholders  may request the forms  needed to  establish  an
Automatic Cash Withdrawal Plan from their  investment  professionals  or PFPC at
1-800-647-1568.

                                       44

Individual Retirement Accounts

Self-directed  IRAs are  available in which  purchases of shares of Family Funds and other  investments may be made.  Investors  considering  establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of Accounts

If investors  holding Class A, Class B, Class C or Class Y shares of the Fund in a brokerage account transfer their brokerage  accounts to another firm, the Fund shares  will be moved to an account  with PFPC.  However,  if the other firm has entered into a dealer  agreement with the Underwriter  relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

Transfer of Securities

At the  discretion  of the Trust,  investors  may be permitted to purchase  Fund shares by  transferring  securities to the Fund that meet the Fund's  investment objective and  policies.  Securities  transferred  to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next  determination of net asset value after such acceptance.
Shares issued by the Fund in exchange for securities will be issued at net asset value per  share of the Fund  determined  as of the same  time.  All  dividends, interest,  subscription,  or other rights  pertaining to such  securities  shall become  the  property  of the  Fund  and  must be  delivered  to the Fund by the investor  upon receipt from the issuer.  Investors who are permitted to transfer such  securities  will be required to recognize a gain or loss on such  transfer and pay tax thereon, if applicable,  measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless:  (1) such  securities are,  at the  time  of the  exchange,  eligible  to be  included  in the  Fund's
portfolio  and  current  market   quotations  are  readily  available  for  such
securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions  upon their sale by the Fund under the 1933  Act,  or under the laws of the  country  in which the  principal market for such securities  exists, or otherwise;  and (3) the value of any such security (except U.S.  government  securities)  being  exchanged,  together with other securities of the same issuer owned by the Fund, will not exceed 5% of the
Fund's net assets immediately after the transaction.

                          CONVERSION OF CLASS B SHARES

Class B shares of the Fund will  automatically  convert to Class A shares of the
Fund, based on the relative net asset values per share of the two classes, as of the close of business  on the first  Business  Day (as defined  under "Net Asset
Value") of the month in which the sixth,  fourth,  third, or second  anniversary
(depending on the amount of shares  purchased) of the initial  issuance of those
Class B shares  occurs.  For the  purpose  of  calculating  the  holding  period required for  conversion of Class B shares,  the date of initial  issuance shall mean (1) the date on which  the  Class B shares  were  issued or (2) for Class B shares obtained through the exchange, or a series of exchanges the date on which the original  Class B shares were issued.  For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends

                                       45

and other  distributions  paid in  respect  of Class B shares  will be held in a separate sub-account.  Each time any Class B shares in the shareholder's regular account (other than those in the  sub-account)  convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class
A shares.  The portion will be  determined  by the ratio that the  shareholder's
Class B shares  converting  to Class A shares bears to the  shareholder's  total
Class B shares not acquired through dividends and other distributions.

                                 NET ASSET VALUE

The Fund  determines its net asset value per share  separately for each class of shares,  normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each  Business  Day when the NYSE is open.  Prices  will be calculated  earlier when the NYSE closes early  because  trading has been halted for the day.  Currently  the NYSE is open for trading every day (each such day a
"Business  Day") except  Saturdays,  Sundays,  and the following  holidays:  New
Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,  Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities  that are listed on  exchanges  normally  are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where  securities are traded on more than one exchange,  the securities are generally valued on the exchange considered by the Advisor as the primary  market.  Securities  traded in the  over-the-counter market and listed on the Nasdaq Stock Market  ("Nasdaq")  normally are valued at the Nasdaq Official Closing Price ("NOCP");  other  over-the-counter  securities are  valued at the last bid  price  available  prior to  valuation  (other  than short-term  investments  that  mature in 60 days or less,  which  are  valued as described  further  below).  Where  market  quotations  are  readily  available, portfolio  securities  are valued based upon market  quotations,  provided those quotations adequately reflect, in the judgment of the Advisor, the fair value of
the  security.   Where  those  market  quotations  are  not  readily  available, securities  are valued based upon  appraisals  received  from a pricing  service using a  computerized  matrix  system  or based  upon  appraisals  derived  from
information   concerning  the  security  or  similar  securities  received  from recognized  dealers in those  securities.  All other securities and other assets are valued at fair value as  determined  in good faith by or under the direction of the Board.  It should be recognized  that judgment often plays a greater role in valuing thinly traded  securities,  including many lower rated bonds, than is the case  with  respect  to  securities  for  which a  broader  range of  dealer quotations and last-sale information is available.  The amortized cost method of valuation  generally  is used to  value  debt  obligations  with 60 days or less remaining  until  maturity,  unless  the  Board  determines  that  this does not represent fair value.

                                    TAXATION

Additional Information on Distributions and Taxes

Distributions

Distributions  of Net Investment  Income.  The Fund receives income generally in the form of  dividends  and  interest  on its  investments.  This  income,  less expenses  incurred  in the  operation  of the Fund,  constitutes  the Fund's net investment income from which income dividends may be

                                       46

paid  to  you.  The  Fund   calculates   income   dividends  and  capital  gains
distributions  the same way for each class.  The amount of any income  dividends per  share  will  differ,  however,  generally  due  to any  differences  in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable  investor,  any income  dividends  the Fund pays are taxable to you as ordinary income,  except that, a portion of the income  dividends  designated by the Fund will be qualified  dividend  income eligible for taxation by individual shareholders at long-term capital gain rates.

Capital Gain Distributions. The Fund may realize capital gains and losses on the sale or other disposition of its portfolio  securities.  Distributions  from net short-term  capital gains are taxable to you as ordinary  income.  Distributions from net long-term  capital gains are taxable to you as long-term capital gains, regardless  of how long you have owned your shares in the Fund.  Any net capital gains realized by the Fund generally are distributed  once each year, and may be distributed  more  frequently,  if necessary,  to reduce or eliminate  excise or income taxes on the Fund.

Investments in Foreign Securities.

The next four paragraphs  describe tax considerations that are applicable to the
Fund's investments in foreign securities.

Effect  of  Foreign  Withholding  Taxes.  The Fund  may be  subject  to  foreign withholding  taxes on income from certain  foreign  securities.  This,  in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund's total assets at the end of a fiscal  year is  invested  in foreign  securities,  the Fund may elect to pass  through to you your pro rata  share of foreign  taxes paid by the
Fund. If this election is made,  the Fund may report more taxable  income to you than it actually  distributes.  You will then be entitled  either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit  for these  taxes  against  your U.S.  federal  income  tax  (subject  to limitations  for  certain  shareholders).  The Fund  will  provide  you with the information  necessary to complete your  personal  income tax return if it makes this election.

You should also be aware that use of foreign  dividends,  designated by the Fund as dividends from qualifying  foreign  corporations and subject to reduced rates of taxation on qualified  dividend  income,  may reduce the otherwise  available foreign tax credits on your  federal  income tax return.  Shareholders  in these circumstances  should talk with their  personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of Foreign Debt  Investments and Hedging on  Distributions.  Most foreign exchange gains  realized on the sale of debt  securities are treated as ordinary income by the Fund.  Similarly,  foreign exchange losses realized on the sale of debt  securities  generally  are  treated as ordinary  losses.  These gains when distributed  are taxable to you as ordinary  income,  and any losses  reduce the
Fund's  ordinary  income  otherwise  available  for  distribution  to you.  This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of

                                       47

capital.  A return of capital  generally  is not taxable to you, but reduces the tax basis of your  shares in the Fund.  Any  return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC  Securities.  The Fund may invest in  securities  of foreign  entities that could be deemed for tax  purposes  to be passive  foreign  investment  companies
(PFICs).  When investing in PFIC securities,  the Fund intends to mark-to-market these  securities  and  recognize  any gains at the end of its fiscal and excise
(described  below) tax years.  Deductions  for losses are allowable  only to the extent of any current or previously  recognized  gains.  These gains (reduced by allowable  losses) are  treated as ordinary  income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the  designation  of a foreign  security as a PFIC  security will cause its income  dividends  to  fall  outside  of the  definition  of  qualified  foreign corporation  dividends.  These  dividends  generally  will not  qualify  for the reduced rate of taxation on qualified  dividends when  distributed to you by the
Fund.

Information  on the Amount and Tax  Character  of  Distributions.  The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid,  and will  advise you of their tax status for federal income tax purposes  shortly after the close of each calendar  year. If you have not  owned  your  Fund  shares  for a full  year,  the  Fund may  designate  and distribute to you, as ordinary income,  qualified  dividends or capital gains, a percentage  of income that may not be equal to the actual amount of each type of income  earned during the period of your  investment in the Fund.  Distributions declared  in  December  but paid in  January  are  taxable  to you as if paid in
December.

Election  to be Taxed as a Regulated  Investment  Company.  The Fund  intends to elect and  qualify,  to be  treated  as a  regulated  investment  company  under
Subchapter M of the Code. As a regulated  investment company, the Fund generally will pay no federal  income tax on the income and gains it  distributes  to you.
The  Board  reserves  the right not to elect or  maintain  regulated  investment company status for the Fund if the Board  determines this course of action to be beneficial to shareholders.  In that case, the Fund would be subject to federal, and  possibly  state,  corporate  taxes on its  taxable  income and  gains,  and distributions  to you would be taxed as  dividend  income  to the  extent of the
Fund's earnings and profits.

Excise Tax  Distribution  Requirements.  To avoid federal excise taxes, the Code requires a fund to  distribute to you by December 31 of each year, at a minimum, the following amounts:

o    98% of its taxable ordinary income earned during the calendar year;

o    98% of its capital  gain net income  earned  during the twelve month period ending October 31; and

o    100% of any  undistributed  amounts of these  categories  of income or gain from the prior year.

The Fund intends to declare and pay these  distributions  in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances  that its  distributions  will be sufficient to eliminate all taxes.

                                       48

Redemption of Shares

Redemptions.  Redemptions  (including redemptions in-kind) and exchanges of Fund shares are taxable  transactions  for federal and state income tax purposes.  If you redeem your Fund shares,  or exchange them for shares of a different  Family
Fund, the Internal  Revenue  Service  requires you to report any gain or loss on your  redemption or exchange.  If you hold your shares as a capital  asset,  any gain or loss that you  realize  is a capital  gain or loss and is  long-term  or short-term, generally depending on how long you have owned your shares.

Redemptions  at a Loss within Six Months of Purchase.  Any loss  incurred on the redemption  or  exchange  of shares  held for six months or less is treated as a long-term  capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Special Rule for Class A, B and C Shareholders.  A special tax rule applies when a shareholder  sells or exchanges  shares of the Fund within 90 days of purchase and  subsequently  acquires  shares of the Fund or another  Family Fund  without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege.  In these  cases,  any gain on the sale or exchange  of the  original shares would be increased,  or any loss would be decreased, by the amount of the sales charge paid when those shares were bought,  and that amount would increase the basis in the Fund or Family Fund shares subsequently acquired.

Wash Sales.  All or a portion of any loss that you realize on the  redemption of your Fund shares is  disallowed  to the extent that you buy other  shares in the
Fund (through  reinvestment of dividends or otherwise)  within 30 days before or after your share  redemption.  Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S.  Government  Securities.  The  income  earned on  certain  U.S.  government securities  is  exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from  interest  earned on these  securities,  subject  in some  states to minimum investment or reporting requirements that must be met by the. The income on Fund  investments  in  certain  securities,  such as  repurchase  agreements,
commercial  paper  and  federal  agency-backed   obligations  (e.g.,  Government
National Mortgage  Association (GNMA) or Fannie Mae securities),  generally does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals.  For individual  shareholders,  it is anticipated  that a portion  of the  income  dividends  paid by the Fund will be qualified dividend income eligible for taxation at long-term capital gain rates.
This reduced rate of taxation  generally is available for dividends  paid by the
Fund out of income earned on its investment in:

o    domestic corporations, and

o    qualified foreign corporations, including:

     -    corporations incorporated in a possession of the U.S.,

     -    corporations  eligible  for income tax treaty  benefits  with the U.S.
          under treaties  determined by the Treasury Department to be qualified,
          and

                                       49

     -    corporations whose stock is traded on domestic securities exchange.

Dividends from  corporations  exempt from tax,  dividends  from passive  foreign investment  companies  (PFICs),  and dividends paid from interest  earned by the
Fund on debt  securities  generally  will not  qualify  for this  favorable  tax treatment.

Both the Fund and the investor must meet certain holding period  requirements to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  shares,  include the day you sold your shares but not the day you acquired these shares.

While the income  received in the form of a  qualified  dividend is taxed at the same rates as long-term  capital gains,  such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example,  you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year,  the Fund will  designate the portion of its ordinary dividend income that meets the definition of qualified  dividend income taxable at reduced rates.  If 95% or more of the Fund's income is from qualified
sources,   it  will  be  allowed  to  designate  100%  of  its  ordinary  income distributions as qualified  dividend income.  This designation rule may have the effect of converting small amounts of ordinary income or net short-term  capital gains,  that  otherwise  would be taxable as  ordinary  income,  into  qualified dividend income eligible for taxation at reduced rates.

Dividends-Received Deduction for Corporations. For corporate shareholders, it is anticipated  that a portion of the  dividends  paid by the Fund will qualify for the dividends-received  deduction,  provided certain holding period requirements are met.  You may be  allowed  to  deduct  these  qualified  dividends,  thereby
reducing   the  tax  that  you  would   otherwise   be  required  to  pay.   The
dividends-received  deduction  is  available  only  with  respect  to  dividends designated by the Fund as qualifying for this  treatment.  Qualifying  dividends generally  are limited to  dividends  of domestic  corporations.  All  dividends
(including the deducted portion) are included in your calculation of alternative minimum taxable income.

Investment in Complex Securities. The Fund may invest in complex securities that could require it to adjust the amount,  timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments.  This, in turn, could affect the amount,  timing and/or tax character of income  distributed  to you. For example:

                                       50

Derivatives.  With respect to the Funds' investment in certain options, futures, forwards or foreign currency  contracts,  it could be required to mark-to-market these  contracts and realize any unrealized  gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the  contracts  generally  would be treated as 60%  long-term  and 40%
short-term  gains or  losses,  but gains or losses on certain  foreign  currency contracts would be treated as ordinary income or losses.  In determining its net
income  for  excise  tax   purposes,   the  Fund  also  would  be   required  to
mark-to-market  these contracts  annually as of October 31 (for capital gain net income)  and  December  31 (for  taxable  ordinary  income),  and to realize and distribute any resulting income and gains.

Constructive  Sales. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Tax Straddles. The Fund's investment in options,  futures,  forwards, or foreign currency  contracts  (or  in  substantially  similar  or  related  property)  in connection with certain hedging  transactions  could cause it to hold offsetting positions  in  securities.  If the Fund's risk of loss with  respect to specific securities  in its  portfolio is  substantially  diminished  by the fact that it holds  other  securities,  the Fund could be deemed to have  entered  into a tax
"straddle"  or to hold a  "successor  position"  that  would  require  any  loss realized by it to be deferred for tax purposes.

Securities  Purchased at Discount.  The Fund may invest in securities  issued or purchased at a discount,  such as zero coupon,  step-up or payment-in-kind (PIK)
bonds,  that could require it to accrue and distribute  income not yet received.
If it invests in these securities, the Fund could be required to sell securities in its  portfolio  that it  otherwise  might have  continued to hold in order to generate sufficient cash to make these distributions.

Short Sales and Securities Lending  Transactions.  The Fund's entry into a short sale  transaction  or an  option  or  other  contract  could be  treated  as the
"constructive  sale"  of an  "appreciated  financial  position,"  causing  it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities  lending  transactions may cause the replacement income earned on the loaned  securities  to fall  outside of the  definition  of  qualified  dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Non-U.S. Shareholders.  Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

The United Sates  imposes a flat 30%  withholding  tax (or lower treaty rate) on
U.S.  source  dividends.  Capital gain  dividends  paid by a Fund from long-term capital gains are generally exempt from withholding.  The American Jobs Creation
Act of 2004 also exempts from withholding dividends paid by a Fund from interest income and short-term capital gains to the extent such income would be exempt if earned directly by the non-U.S.  shareholder.  Thus, capital gain dividends paid by a Fund from either  long-term or  short-term  capital  gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S.
withholding  tax unless the gain is effectively  connected with the conduct of a trade or business in

                                       51

the  United  States or you are a  nonresident  alien  individual  present in the
United  States for a period or periods  aggregating  183 days or more during the taxable year.

Similarly,  interest-related  dividends paid by a Fund from  qualified  interest income are not subject to U.S.  withholding  tax.  "Qualified  interest  income"
includes,  in  general,  (1) bank  deposit  interest,  (2)  short-term  original discount and (3) interest (including  original issue discount,  market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation  issued by a corporation  or partnership in which the
Fund  is a  10-percent  shareholder  or is  contingent  interest,  and  (4)  any interest-related dividend from another RIC.

The  exemption  from  withholding  for  short-term  capital gain  dividends  and interest-related  dividends  paid by a Fund is effective for dividends paid with respect to taxable  years of the Fund  beginning  after  December  31,  2004 and before January 1, 2008.

The American Jobs Creation Act of 2004 also  provides a partial  exemption  from
U.S estate tax for stock in a Fund held by the estate of a nonresident decedent.
The amount  treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter  immediately  preceding the decedent's  death that are debt obligations,  deposits,  or other property that would generally be treated as situated  outside the United  States if held  directly by the estate.
This  provision  applies to decedents  dying after  December 31, 2004 and before
January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S.  Shareholders both to avoid  U.S.  back up  withholding  imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the  shareholder's  country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other Form W-8 if applicable) to establish  that you are not a U.S.  person,  to claim that you are the  beneficial  owner of the income and, if  applicable,  to claim a reduced  rate of, or  exemption  from,  withholding  as a resident  of a country  with which the United  States has an income tax  treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period  beginning  on the date  signed and ending on the last day of the third succeeding  calendar year unless an earlier  change of  circumstances  makes the information on the form incorrect.

You should consult your tax advisor about the federal,  state,  local or foreign tax consequences of an investment in a Fund.

                            PERFORMANCE CALCULATIONS

From time to time, performance  information,  such as yield or total return, may be quoted in  advertisements  or in  communications  to present  or  prospective shareholders.  Performance  quotations represent the Fund's past performance and should not be considered as representative of future results.  The current yield will be calculated by dividing the net investment income earned per share by the
Fund during the period stated in the  advertisement  (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the  maximum  net  asset  value  per  share on the last  day of the  period  and annualizing  the result on a  semi-annual  compounded  basis.  The Fund's  total return may be  calculated  on an  annualized  and  aggregate  basis for  various periods (which periods will be stated in the advertisement). Average

                                       52

annual  return  reflects the average  percentage  change per year in value of an investment in the Fund.  Aggregate  total return  reflects the total  percentage change over the stated period.

To help  investors  better  evaluate how an investment in the Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various  financial  publications.  Advertisements may also  compare  yield or total  return  to  other  investments,  indices  and averages. The following  publications,  benchmarks,  indices and averages may be used:  Lipper Mutual Fund  Performance  Analysis;  Lipper Fixed Income Analysis;
Lipper Mutual Fund Indices;  Morgan Stanley  Indices;  Lehman Brothers  Treasury
Index;  Salomon  Smith  Barney  Indices;  Dow  Jones  Composite  Average  or its
component  indices;  Standard & Poor's 500 Stock Index or its component indices;
Wilshire Indices;  The New York Stock Exchange  composite or component  indices;
CDA Mutual  Fund  Report;  Weisenberger-Mutual  Funds  Panorama  and  Investment
Companies;  Mutual  Fund  Values and Mutual  Fund  Service  Book,  published  by
Morningstar,  Inc.;  comparable portfolios managed by the Advisor; and financial publications,  such as Business Week,  Kiplinger's  Personal Finance,  Financial
World, Forbes,  Fortune, Money Magazine,  The Wall Street Journal,  Barron's, et
al., which rate fund performance over various time periods.

The  principal  value of an investment  in the Fund will  fluctuate,  so that an investor's shares, when redeemed,  may be worth more or less than their original cost.  Any fees charged by banks or other  institutional  investors  directly to their  customer  accounts in connection  with  investments in shares of the Fund will not be included in the Fund's calculations of yield or total return.

Performance  information for the various classes of shares of the Fund will vary due to the effect of expense ratios on the performance calculations.

                 FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

Because the Fund is new,  financial  statements  are not yet  available  for the
Fund.

                                       53

                                   APPENDIX A

                             CORPORATE DEBT RATINGS

            Moody's Investors Service, Inc. describes classifications
                         of corporate bonds as follows:

Aaa. Bonds which are rated Aaa are judged to be of the best quality.  They carry the  smallest  degree  of  investment  risk  and are  generally  referred  to as
"gilt-edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all  standards.
Together with the Aaa group,  they  comprise  what are  generally  known as high grade.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment  attributes and are to be considered as upper medium-grade  obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa.  Bonds  which are rated Baa are  considered  as  medium-grade  obligations,
(i.e., they are neither highly protected nor poorly secured).  Interest payments and principal  security appear  adequate for the present but certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba.  Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B. Bonds  which are rated B  generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

CAA.  Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent  obligations  which are  speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C.  Bonds  which are rated C are the lowest  rated  class of bonds and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

                                      A-1

Note:  Moody's  also  supplies  numerical  indicators  1,  2,  and  3 to  rating categories.  The  modifier 1 indicates  the security is in the higher end of its rating category;  the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes  classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely  strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality  debt  obligations.  Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest,  although they are  somewhat  more  susceptible  to the  adverse  effects  of  changes  in circumstances and economic conditions.

BBB.  Bonds  rated  BBB are  regarded  as  having an  adequate  capacity  to pay principal  and  interest.  Whereas they  normally  exhibit  adequate  protection parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB.  Debt  rated BB has less  near-term  vulnerability  to  default  than  other speculative  grade  debt.  However,  it faces  major  ongoing  uncertainties  or exposure to adverse business,  financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater  vulnerability  to default but  presently  has the capacity to meet interest payments and principal  repayments.  Adverse business, financial or economic  conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable  vulnerability to default, and is dependent upon  favorable  business,  financial and economic  conditions to meet timely payments of interest and repayment of principal.  In the event of adverse business,  financial  or  economic  conditions,  it is not  likely  to have  the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C. The rating C is typically  applied to debt  subordinated to senior debt which is assigned an actual or implied CCC rating.

D. Debt rated D is in  default,  or is  expected  to default  upon  maturity  or payment date.

CI. The rating CI is  reserved  for income  bonds on which no  interest is being paid.

Plus  (+) or  minus  (-):  The  ratings  from AA to CCC may be  modified  by the addition  of a plus or minus  sign to show  relative  standing  within the major rating categories.

                                      A-2

                                   APPENDIX B

                                 SECONDARY RISKS

Listed below are the secondary risks of investing in the Fund.

Counterparty  Risk The risk that when the Fund  engages in  repurchase,  reverse repurchase,  derivative,  when-issued,  forward commitment,  delayed settlement, securities  lending and swap  transactions  with another party, it relies on the other party to consummate the  transaction and is subject to the risk of default by the other party.  Failure of the other party to complete the  transaction may cause  the  Fund to  incur a loss or to miss an  opportunity  to  obtain a price believed to be advantageous.

Derivative Risk The risk that downward price changes in a security may result in a loss  greater than the Fund's  investment  in the  security.  This risk exists through the use of certain securities or techniques that tend to magnify changes in an index or market.

                                      B-1

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                                  THE UBS FUNDS

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

     (a)  Articles of Incorporation.

          (1)  Certificate of Trust of the  Registrant  dated August 9, 1993, as filed with the Office of the  Secretary  of State of the State of
               Delaware on August 13, 1993, is incorporated  herein by reference to Post-Effective  Amendment No. 21 to Registrant's  Registration
               Statement  on Form N-1A (Nos.  33-47287  and  811-6637)  as filed electronically  with the U.S.  Securities and Exchange Commission
               (the "SEC") on September 15, 1998.

               (i)  Amendment to  Certificate  of Trust dated  February 15, 2002 changing the Trust's name to The UBS Funds,  is incorporated herein by reference to  Post-Effective  Amendment  No. 39 to
                    Registrant's  Registration  Statement  on  Form  N-1A  (Nos.
                    33-47287 and 811-6637) as filed  electronically with the SEC on September 30, 2002.

          (2)  Amended and  Restated  Agreement  and  Declaration  of Trust (the
               "Declaration") effective as of September 28, 2004, as amended, is incorporated herein by reference to Post-Effective  Amendment No.
               42 to  Registrant's  Registration  Statement  on Form N-1A  (Nos.
               33-47287 and  811-6637) as filed  electronically  with the SEC on
               October 13, 2004.

     (b)  By-Laws.

          (1)  By-Laws of The UBS Funds  (f/k/a The Brinson  Funds) dated August
               9, 1993, are incorporated  herein by reference to  Post-Effective
               Amendment No. 17 to Registrant's  Registration  Statement on Form
               N-1A (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on August 29, 1996.

               (i)  Amendment   to  the   By-Laws   dated   April  25,  2002  is
                    incorporated herein by reference to Post-Effective Amendment
                    No. 37 to Registrant's  Registration  Statement on Form N-1A
                    (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on July 19, 2002.

     (c)  Instruments Defining Rights of Security Holders.

          (1)  Form  of  Specimen   Share   Certificate  of  The  UBS  Funds  is
               incorporated herein by reference to Post-Effective  Amendment No.
               21 to  Registrant's  Registration  Statement  on Form N-1A  (Nos.
               33-47287 and  811-6637) as filed  electronically  with the SEC on
               September 15, 1998.

          (2)  The rights of  security  holders of the  Registrant  are  further defined in the following sections of the Registrant's By-Laws and
               Declaration  and are herein  incorporated  by  reference  to such documents as applicable:

               (i)  By-Laws.

                    Article II - "Meeting of Shareholders."

               (ii) Declaration.

                    Article  III -  "Shares"  and  Article  IV -  "Shareholders'
                    Voting Powers and Meetings."

     (d)  Investment Advisory Contracts.

          (1)  Investment  Advisory  Agreement  dated July 1, 2002  between  UBS
               Global Asset  Management  (Americas) Inc. (the "Advisor") and the
               Registrant  on  behalf  of the  UBS  Global  Allocation  Fund  is incorporated herein by reference to Post-Effective  Amendment No.
               39 to  Registrant's  Registration  Statement  on Form N-1A  (Nos.
               33-47287 and  811-6637) as filed  electronically  with the SEC on
               September 30, 2002.

               (i)  Amendment   dated  July  1,  2004  to  Investment   Advisory
                    Agreement  dated July 1, 2002  between  the  Advisor and the
                    Registrant  on behalf of the UBS Global  Allocation  Fund is incorporated herein by reference to Post-Effective Amendment
                    No. 43 to Registrant's  Registration  Statement on Form N-1A
                    (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on October 28, 2004.

          (2)  Investment  Advisory  Agreement  dated July 1, 2002  between  the
               Advisor and the  Registrant on behalf of the UBS Global Bond Fund is incorporated  herein by reference to Post-Effective  Amendment
               No. 39 to Registrant's  Registration Statement on Form N-1A (Nos.
               33-47287 and  811-6637) as filed  electronically  with the SEC on
               September 30, 2002.

               (i)  Amendment   dated  July  1,  2004  to  Investment   Advisory
                    Agreement  dated July 1, 2002  between  the  Advisor and the
                    Registrant  on  behalf  of  the  UBS  Global  Bond  Fund  is incorporated herein by reference to Post-Effective Amendment
                    No. 43 to Registrant's  Registration  Statement on Form N-1A
                    (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on October 28, 2004.

          (3)  Investment  Advisory  Agreement  dated April 25, 1995 between the
               Advisor  and the  Registrant  on behalf of the UBS  International
               Equity  Fund  (f/k/a  Global  (Ex-U.S.)  Equity  Fund and Brinson
               Non-U.S.  Equity  Fund) is  incorporated  herein by  reference to
               Post-Effective  Amendment  No.  21 to  Registrant's  Registration
               Statement  on Form N-1A (Nos.  33-47287  and  811-6637)  as filed electronically with the SEC on September 15, 1998.

               (i)  Certificate of the Secretary and  resolutions  redesignating the Global (Ex-U.S.) Equity Fund as the International Equity
                    Fund is incorporated  herein by reference to  Post-Effective
                    Amendment No. 33 to Registrant's  Registration  Statement on
                    Form   N-1A   (Nos.   33-47287   and   811-6637)   as  filed
                    electronically with the SEC on December 7, 2000.

               (ii) Amendment   dated  July  1,  2004  to  Investment   Advisory
                    Agreement  dated April 25, 1995  between the Advisor and the
                    Registrant on behalf of the UBS International Equity Fund is incorporated herein by reference to Post-Effective Amendment
                    No. 43 to Registrant's  Registration  Statement on Form N-1A
                    (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on October 28, 2004.

          (4)  Amended  Investment  Advisory  Agreement  dated July 1, 2002,  as amended July 1, 2003 and January 1, 2004, between the Advisor and the  Registrant  on  behalf  of the  UBS  Global  Equity  Fund is incorporated herein by reference to Post-Effective  Amendment No.
               43 to  Registrant's  Registration  Statement  on Form N-1A  (Nos.
               33-47287 and  811-6637) as filed  electronically  with the SEC on
               October 28, 2004.

          (5)  Investment  Advisory  Agreement  dated July 1, 2002  between  the
               Advisor and the  Registrant  on behalf of the UBS U.S.  Large Cap
               Equity Fund (f/k/a UBS U.S. Equity Fund) is  incorporated  herein by reference to  Post-Effective  Amendment No. 39 to Registrant's
               Registration  Statement on Form N-1A (Nos. 33-47287 and 811-6637)
               as filed electronically with the SEC on September 30, 2002.

               (i)  Amendment  dated  February 17, 2004 to  Investment  Advisory
                    Agreement  dated July 1, 2002  between  the  Advisor and the
                    Registrant  on behalf of the UBS U.S.  Large Cap Equity Fund
                    (f/k/a  UBS U.S.  Equity  Fund) is  incorporated  herein  by reference to Post-Effective Amendment No. 43 to Registrant's
                    Registration  Statement  on Form  N-1A  (Nos.  33-47287  and
                    811-6637)  as filed  electronically  with the SEC on October
                    28, 2004.

               (ii) Amendment   dated  July  1,  2004  to  Investment   Advisory
                    Agreement  dated July 1, 2002  between  the  Advisor and the
                    Registrant  on behalf of the UBS U.S.  Large Cap Equity Fund
                    (f/k/a  UBS U.S.  Equity  Fund) is  incorporated  herein  by reference to Post-Effective Amendment No. 43 to Registrant's
                    Registration  Statement  on Form  N-1A  (Nos.  33-47287  and
                    811-6637)  as filed  electronically  with the SEC on October
                    28, 2004.

          (6)  Investment  Advisory  Agreement  dated July 1, 2002  between  the
               Advisor and the Registrant on behalf of the UBS U.S. Bond Fund is incorporated herein by reference to Post-Effective  Amendment No.
               39 to  Registrant's  Registration  Statement  on Form N-1A  (Nos.
               33-47287 and  811-6637) as filed  electronically  with the SEC on
               September 30, 2002.

               (i)  Amendment   dated  July  1,  2004  to  Investment   Advisory
                    Agreement  dated July 1, 2002  between  the  Advisor and the
                    Registrant   on  behalf  of  the  UBS  U.S.   Bond  Fund  is
                    incorporated herein by reference to Post-Effective Amendment
                    No. 43 to Registrant's  Registration  Statement on Form N-1A
                    (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on October 28, 2004.

          (7)  Investment  Advisory  Agreement  dated July 1, 2002  between  the
               Advisor and the  Registrant  on behalf of the UBS U.S.  Large Cap
               Growth Fund is incorporated herein by reference to Post-Effective
               Amendment No. 39 to Registrant's  Registration  Statement on Form
               N-1A (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on September 30, 2002.

               (i)  Amendment   dated  July  1,  2004  to  Investment   Advisory
                    Agreement  dated July 1, 2002  between  the  Advisor and the
                    Registrant  on behalf of the UBS U.S.  Large Cap Growth Fund
                    is  incorporated   herein  by  reference  to  Post-Effective
                    Amendment No. 43 to Registrant's  Registration  Statement on
                    Form   N-1A   (Nos.   33-47287   and   811-6637)   as  filed
                    electronically with the SEC on October 28, 2004.

          (8)  Investment  Advisory  Agreement  dated July 1, 2002  between  the
               Advisor and the  Registrant  on behalf of the UBS U.S.  Small Cap
               Growth Fund is incorporated herein by reference to Post-Effective
               Amendment No. 39 to Registrant's  Registration  Statement on Form
               N-1A (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on September 30, 2002.

               (i)  Amendment   dated  July  1,  2004  to  Investment   Advisory
                    Agreement  dated July 1, 2002  between  the  Advisor and the
                    Registrant  on behalf of the UBS U.S.  Small Cap Growth Fund
                    is  incorporated   herein  by  reference  to  Post-Effective
                    Amendment No. 43 to Registrant's  Registration  Statement on
                    Form   N-1A   (Nos.   33-47287   and   811-6637)   as  filed
                    electronically with the SEC on October 28, 2004.

          (9)  Investment  Advisory  Agreement  dated July 1, 2002  between  the
               Advisor and the  Registrant  on behalf of the UBS High Yield Fund is incorporated  herein by reference to Post-Effective  Amendment
               No. 39 to Registrant's  Registration Statement on Form N-1A (Nos.
               33-47287 and  811-6637) as filed  electronically  with the SEC on
               September 30, 2002.

               (i)  Amendment   dated  July  1,  2004  to  Investment   Advisory
                    Agreement  dated July 1, 2002  between  the  Advisor and the
                    Registrant   on  behalf  of  the  UBS  High  Yield  Fund  is
                    incorporated herein by reference to Post-Effective Amendment
                    No. 43 to Registrant's  Registration  Statement on Form N-1A
                    (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on October 28, 2004.

          (10) Investment Advisory Agreement dated December 10, 1998 between the
               Advisor and the Registrant on behalf of the UBS Emerging  Markets
               Equity Fund is incorporated herein by reference to Post-Effective
               Amendment No. 25 to Registrant's  Registration  Statement on Form
               N-1A (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on March 1, 1999.

               (i)  Form  of  Certificate  of  the  Secretary  and   resolutions
                    restating  the  Investment  Advisory  Agreement  of the  UBS
                    Emerging  Markets  Equity  Fund is  incorporated  herein  by reference to Post-Effective Amendment No. 34 to Registrant's
                    Registration  Statement  on Form  N-1A  (Nos.  33-47287  and
                    811-6637) as filed  electronically  with the SEC on July 31,
                    2001.

          (11) Investment Advisory Agreement dated December 10, 1998 between the
               Advisor and the Registrant on behalf of the UBS Emerging  Markets
               Debt Fund is incorporated  herein by reference to  Post-Effective
               Amendment No. 25 to Registrant's  Registration  Statement on Form
               N-1A (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on March l, 1999.

               (i)  Form  of  Certificate  of  the  Secretary  and   resolutions
                    restating  the  Investment  Advisory  Agreement  of the  UBS
                    Emerging  Markets  Debt  Fund  is  incorporated   herein  by
                    reference to Post-Effective Amendment No. 34 to Registrant's
                    Registration  Statement  on Form  N-1A  (Nos.  33-47287  and
                    811-6637) as filed  electronically  with the SEC on July 31,
                    2001.

          (12) Investment  Advisory  Agreement  dated May 23,  2000  between the
               Advisor and the  Registrant  on behalf of the UBS U.S.  Small Cap
               Equity Fund is incorporated herein by reference to Post-Effective
               Amendment No. 31 to Registrant's  Registration  Statement on Form
               N-1A (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on August 29, 2000.

               (i)  Form  of  Certificate  of  the  Secretary  and   resolutions
                    restating the Investment  Advisory Agreement of the UBS U.S.
                    Small Cap Equity Fund is incorporated herein by reference to
                    Post-Effective Amendment No. 34 to Registrant's Registration
                    Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on July 31, 2001.

          (13) Investment  Advisory  Agreement  dated July l, 2002  between  the
               Advisor and the  Registrant  on behalf of the UBS U.S.  Large Cap
               Value  Equity  Fund  (f/k/a  UBS  U.S.   Value  Equity  Fund)  is
               incorporated herein by reference to Post-Effective  Amendment No.
               39 to  Registrant's  Registration  Statement  on Form N-1A  (Nos.
               33-47287  and  811-6637)  as  filed  electronically  with the SEC
               September 30, 2002.

               (i)  Amendment  dated  February 17, 2004 to  Investment  Advisory
                    Agreement  dated July 1, 2002  between  the  Advisor and the
                    Registrant on behalf of the UBS U.S.  Large Cap Value Equity
                    Fund  (f/k/a UBS U.S.  Value  Equity  Fund) is  incorporated herein by reference to  Post-Effective  Amendment  No. 43 to
                    Registrant's  Registration  Statement  on  Form  N-1A  (Nos.
                    33-47287 and 811-6637) as filed  electronically with the SEC on October 28, 2004.

               (ii) Amendment   dated  July  1,  2004  to  Investment   Advisory
                    Agreement  dated July 1, 2002  between  the  Advisor and the
                    Registrant on behalf of the UBS U.S.  Large Cap Value Equity
                    Fund  (f/k/a UBS U.S.  Value  Equity  Fund) is  incorporated herein by reference to  Post-Effective  Amendment  No. 43 to
                    Registrant's  Registration  Statement  on  Form  N-1A  (Nos.
                    33-47287 and 811-6637) as filed  electronically with the SEC on October 28, 2004.

          (14) Investment  Advisory Agreement dated December 7, 2000 between the
               Advisor and the  Registrant on behalf of the UBS U.S. Real Estate
               Equity Fund is incorporated herein by reference to Post-Effective
               Amendment No. 34 to Registrant's  Registration  Statement on Form
               N-1A (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on July 31, 2001.

               (i)  Form  of  Certificate  of  the  Secretary  and   resolutions
                    restating the Investment  Advisory Agreement of the UBS U.S.
                    Real Estate Equity Fund is incorporated  herein by reference
                    to   Post-Effective   Amendment   No.  34  to   Registrant's
                    Registration  Statement  on Form  N-1A  (Nos.  33-47287  and
                    811-6637) as filed  electronically  with the SEC on July 31,
                    2001.

          (15) Form of Investment Advisory Agreement between the Advisor and the
               Registrant   on  behalf  of  the  UBS   Dynamic   Alpha  Fund  is
               incorporated herein by reference to Post-Effective  Amendment No.
               42 to  Registrant's  Registration  Statement  on Form N-1A  (Nos.
               33-47287 and  811-6637) as filed  electronically  with the SEC on
               October 13, 2004.

          (16) Form of Investment Advisory Agreement between the Advisor and the
               Registrant  on behalf  of the UBS  Absolute  Return  Bond Fund is incorporated herein by reference to Post-Effective  Amendment No.
               44 to  Registrant's  Registration  Statement  on Form N-1A  (Nos.
               33-47287 and  811-6637) as filed  electronically  with the SEC on
               December 21, 2004.

          (17) Form of Investment Advisory Agreement between the Advisor and the
               Registrant on behalf of the UBS U.S.  Mid-Cap  Growth Equity Fund is filed herewith as Exhibit No. EX-99.d.17.

     (e)  Underwriting Contracts.

          (1)  Principal Underwriting Contract,  dated November 5, 2001, between
               UBS Global Asset  Management (US) Inc.  (f/k/a Brinson  Advisors,
               Inc.) and the Registrant is  incorporated  herein by reference to
               Post-Effective  Amendment  No.  37 to  Registrant's  Registration
               Statement  on Form N-1A (Nos.  33-47287  and  811-6637)  as filed electronically with the SEC on July 19, 2002.

     (f)  Bonus or Profit Sharing Contracts.

          Not Applicable.

     (g)  Custodian Agreements.

          (1)  Custodial  arrangements are provided under the Multiple  Services
               Agreement  dated May 9, 1997, as amended,  between Morgan Stanley
               Trust  Company and  succeeded  by JPMorgan  Chase Bank (f/k/a The
               Chase  Manhattan  Bank),  and the  Registrant  on  behalf of each series of the Registrant is  incorporated  herein by reference to
               Post-Effective  Amendment  No.  25 to  Registrant's  Registration
               Statement  on Form N-1A (Nos.  33-47287  and  811-6637)  as filed electronically with the SEC on March 1, 1999.

               (i)  Amendment  dated May 9, 2000 relating to Fee  Obligation and
                    Continuation of the Registrant's Multiple Services Agreement
                    is  incorporated   herein  by  reference  to  Post-Effective
                    Amendment No. 31 to Registrant's  Registration  Statement on
                    Form   N-1A   (Nos.   33-47287   and   811-6637)   as  filed
                    electronically with the SEC on August 29, 2000.

               (ii) Amended Attachment A, as amended through August 19, 2003, to the Registrant's Multiple Services Agreement is incorporated herein by reference to  Post-Effective  Amendment  No. 40 to
                    Registrant's  Registration  Statement  on  Form  N-1A  (Nos.
                    33-47287 and 811-6637) as filed  electronically with the SEC on October 28, 2003.

               (iii)Revised  Schedule B3, as approved through August 19, 2003 to the Registrant's Multiple Services Agreement is incorporated herein by reference to  Post-Effective  Amendment  No. 40 to
                    Registrant's  Registration  Statement  on  Form  N-1A  (Nos.
                    33-47287 and 811-6637) as filed  electronically with the SEC on October 28, 2003.

               (iv) Amended Schedule B1 and Schedule F, as amended through April
                    28, 2000, to the Registrant's Multiple Services Agreement is
                    incorporated herein by reference to Post-Effective Amendment
                    No. 31 to Registrant's  Registration  Statement on Form N-1A
                    (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on August 29, 2000.

               (v)  Amendment, dated May 21, 2001 relating to the Appointment of
                    Brinson  Advisors,  Inc.  to serve as  administrator  to the
                    Trust is incorporated  herein by reference to Post-Effective
                    Amendment No. 39 to Registrant's  Registration  Statement on
                    Form   N-1A   (Nos.   33-47287   and   811-6637)   as  filed
                    electronically with the SEC on September 30, 2002.

               (vi) Form of Amended  Attachment A to the  Registrant's  Multiple
                    Services  Agreement is  incorporated  herein by reference to
                    Post-Effective Amendment No. 43 to Registrant's Registration
                    Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

               (vii)Form of Revised  Schedule  B3 to the  Registrant's  Multiple
                    Services  Agreement is  incorporated  herein by reference to
                    Post-Effective Amendment No. 43 to Registrant's Registration
                    Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

             (viii) Form  of  Amended  Schedule  B1  and  Schedule  F to  the
                    Registrant's  Multiple  Services  Agreement is  incorporated herein by reference to  Post-Effective  Amendment  No. 43 to
                    Registrant's  Registration  Statement  on  Form  N-1A  (Nos.
                    33-47287 and 811-6637) as filed  electronically with the SEC on October 28, 2004.

               (ix) Form of  Revised  Schedule  A to the  Registrant's  Multiple
                    Services  Agreement is  incorporated  herein by reference to
                    Post-Effective Amendment No. 43 to Registrant's Registration
                    Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2004.

               (x)  Form  of  Amended   Schedule  B1  and   Schedule  F  to  the
                    Registrant's  Multiple  Services  Agreement is  incorporated herein by reference to  Post-Effective  Amendment  No. 47 to
                    Registrant's  Registration  Statement  on  Form  N-1A  (Nos.
                    33-47287 and 811-6637) as filed  electronically with the SEC on October 28, 2005.

               (xi) Form of  Revised  Schedule  A to the  Registrant's  Multiple
                    Services  Agreement is  incorporated  herein by reference to
                    Post-Effective Amendment No. 47 to Registrant's Registration
                    Statement on Form N-1A (Nos. 33-47287 and 811-6637) as filed electronically with the SEC on October 28, 2005.

     (h)  Other Material Contracts.

          (1)  Administration  Contract,  dated May 21, 2001, as revised June 3,
               2002,  between  UBS  Global  Asset  Management  (US) Inc.  (f/k/a
               Brinson Advisors Inc.) and the Registrant is incorporated  herein by reference to  Post-Effective  Amendment No. 37 to Registrant's
               Registration  Statement on Form N-1A (Nos. 33-47287 and 811-6637)
               as filed electronically with the SEC on July 19, 2002.

               (i)  Amendment to Schedule A, dated as of April 27, 2005,  of the
                    Administration  Contract is incorporated herein by reference
                    to   Post-Effective   Amendment   No.  47  to   Registrant's
                    Registration  Statement  on Form  N-1A  (Nos.  33-47287  and
                    811-6637)  as filed  electronically  with the SEC on October
                    28, 2005.

          (2)  Transfer Agency and Related Services Agreement,  dated August 20,
               2001, between PFPC Inc. and the Registrant is incorporated herein by reference to  Post-Effective  Amendment No. 37 to Registrant's
               Registration  Statement on Form N-1A (Nos. 33-47287 and 811-6637)
               as filed electronically with the SEC on July 19, 2002.

               (i)  Amendment  to Exhibit B to the  Transfer  Agency and Related
                    Services  Agreement,  approved August 19, 2003, between PFPC
                    Inc. and the Registrant is incorporated  herein by reference
                    to   Post-Effective   Amendment   No.  40  to   Registrant's
                    Registration  Statement  on Form  N-1A  (Nos.  33-47287  and
                    811-6637)  as filed  electronically  with the SEC on October
                    28, 2003.

               (ii) Amendment to Exhibit A, dated as of April 27,  2005,  of the
                    Transfer   Agency  and   Related   Services   Agreement   is
                    incorporated herein by reference to Post-Effective Amendment
                    No. 47 to Registrant's  Registration  Statement on Form N-1A
                    (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on October 28, 2005.

     (i)  Legal Opinion.

          (1)  Legal  Opinion  of  Stradley,  Ronon,  Stevens  &  Young,  LLP is
               incorporated herein by reference to Post-Effective  Amendment No.
               47 to  Registrant's  Registration  Statement  on Form N-1A  (Nos.
               33-47287 and  811-6637) as filed  electronically  with the SEC on
               October 28, 2005.

     (j)  Other Opinions.

          (1)  Consent  of  Ernst & Young  LLP,  Independent  Registered  Public
               Accounting Firm.
               To be filed by amendment.

          (2)  Powers of Attorney  appointing  Mark F. Kemper,  Keith A. Weller,
               Joseph  J.  Allessie,  Mary  Capasso,  Michael  Calhoun,  Stephen
               Fleischer,  Eric  Sanders,  Tammie  Lee,  Bruce G. Leto,  Mark A.
               Sheehan  and Jana L.  Cresswell  attorneys-in-fact  and agents to
               Frank K. Reilly, Walter E. Auch, Edward M. Roob, Adela Cepeda, J.
               Mikesell  Thomas,  Joseph T. Malone and W.  Douglas Beck is filed herewith as Exhibit No. EX-99.j.2.

     (k)  Omitted Financial Statements.

          Not Applicable.

     (l)  Initial Capital Agreements.

          (1)  Letter of Understanding  Relating to Initial Capital,  dated July
               1, 1992, is  incorporated  herein by reference to  Post-Effective
               Amendment No. 21 to Registrant's  Registration  Statement on Form
               N-1A (Nos.  33-47287 and 811-6637) as filed  electronically  with the SEC on September 15, 1998.

     (m)  Rule 12b-1 Plan.

          (1)  Shareholder  Services  Plan dated  October 29,  2001,  as revised
               April 8, 2002,  relating to Class A shares  (f/k/a  Brinson  Fund
               Class A shares) of each series of the Registrant is  incorporated herein  by  reference  to  Post-Effective  Amendment  No.  37  to
               Registrant's  Registration  Statement on Form N-1A (Nos. 33-47287
               and  811-6637) as filed  electronically  with the SEC on July 19,
               2002.

          (2)  Rule 12b-1 Plan dated October 29, 2001, as revised April 8, 2002, relating  to the  Class B shares  (f/k/a/  Brinson  Fund  Class B shares) of each series of the Registrant is  incorporated  herein by reference to  Post-Effective  Amendment No. 37 to Registrant's
               Registration  Statement on Form N-1A (Nos. 33-47287 and 811-6637)
               as filed electronically with the SEC on July 19, 2002.

          (3)  Rule 12b-1 Plan dated October 29, 2001, as revised April 8, 2002, relating  to the  Class C  shares  (f/k/a  Brinson  Fund  Class C shares) of each series of the Registrant is  incorporated  herein by reference to  Post-Effective  Amendment No. 37 to Registrant's
               Registration  Statement on Form N-1A (Nos. 33-47287 and 811-6637)
               as filed electronically with the SEC on July 19, 2002.

          (4)  Form of  Shareholder  Services Plan relating to Class A shares of each series of the Registrant is incorporated herein by reference to Post-Effective  Amendment No. 43 to Registrant's  Registration
               Statement  on Form N-1A (Nos.  33-47287  and  811-6637)  as filed electronically with the SEC on October 28, 2004.

          (5)  Form of Rule  12b-1 Plan  relating  to the Class B shares of each series of the Registrant is  incorporated  herein by reference to
               Post-Effective  Amendment  No.  43 to  Registrant's  Registration
               Statement  on Form N-1A (Nos.  33-47287  and  811-6637)  as filed electronically with the SEC on October 28, 2004.

          (6)  Form of Rule  12b-1 Plan  relating  to the Class C shares of each series of the Registrant is  incorporated  herein by reference to
               Post-Effective  Amendment  No.  43 to  Registrant's  Registration
               Statement  on Form N-1A (Nos.  33-47287  and  811-6637)  as filed electronically with the SEC on October 28, 2004.

               (i)  Form of Addendum to Rule 12b-1 Plan  relating to the Class C shares of each  series  of the  Registrant  is  incorporated herein by reference to  Post-Effective  Amendment  No. 44 to
                    Registrant's  Registration  Statement  on  Form  N-1A  (Nos.
                    33-47287 and 811-6637) as filed  electronically with the SEC on December 21, 2004.

          (7)  Form of  Shareholder  Services Plan relating to Class A shares on behalf  of the UBS  Absolute  Return  Bond  Fund is  incorporated herein  by  reference  to  Post-Effective  Amendment  No.  44  to
               Registrant's  Registration  Statement on Form N-1A (Nos. 33-47287
               and  811-6637) as filed  electronically  with the SEC on December
               21, 2004.

     (n)  Rule 18f-3 Plan.

          (1)  Amended and Restated  Multiple Class Plan pursuant to Rule 18f-3, effective as of December  14,  2004,  on behalf of each series of
               the   Registrant   is   incorporated   herein  by   reference  to
               Post-Effective  Amendment  No.  44 to  Registrant's  Registration
               Statement  on Form N-1A (Nos.  33-47287  and  811-6637)  as filed electronically with the SEC on December 21, 2004.

     (p)  Codes of Ethics.

          (1)  Joint Code of Ethics of Registrant,  the investment adviser,  the sub-adviser and the principal  underwriter of the Registrant,  is incorporated herein by reference to Post-Effective  Amendment No.
               47 to  Registrant's  Registration  Statement  on Form N-1A  (Nos.
               33-47287 and  811-6637) as filed  electronically  with the SEC on
               October 28, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

ITEM 25. INDEMNIFICATION

Under  the  terms  of  the  Delaware   Statutory  Trust  Act  ("DSTA")  and  the
Registrant's  Amended  and  Restated  Agreement  and  Declaration  of Trust,  as
amended, ("Declaration of Trust"), no officer or trustee of the Registrant shall have any liability to the Registrant,  its shareholders,  or any other party for damages,  except to the extent such  limitation  of  liability  is  precluded by
Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust,
DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee,  beneficial  owner or other  person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees,  when acting in such capacity, from liability to any person other  than  the  Registrant  or  beneficial  owner  for any  act,  omission  or obligation  of the  Registrant  or any  trustee  thereof,  except  as  otherwise provided in the Declaration of Trust.

Indemnification  of the Trustees and officers of the  Registrant is provided for in Article VII,  Sections 2 through 4 of the  Registrant's  Declaration of Trust effective as of September 28, 2004, as amended, as follows:

     Section 2. Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any  officer,  agent,  employee,  Manager or Principal  Underwriter  of the
     Trust,  nor shall any Trustee be responsible for the act or omission of any other Trustee,  and, subject to the provisions of the Bylaws, the Trust out of its assets may  indemnify  and hold  harmless each and every Trustee and officer of the Trust from and against any and all claims,  demands,  costs, losses,  expenses, and damages whatsoever arising out of or related to such
     Trustee's  performance  of his or her duties as a Trustee or officer of the
     Trust;  provided  that  nothing  herein  contained  shall  indemnify,  hold harmless or protect any Trustee or officer from or against any liability to the Trust or any  Shareholder to which he or she would otherwise be subject by reason of wilful  misfeasance,  bad faith,  gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Every note,  bond,  contract,  instrument,  certificate or undertaking  and every  other  act or thing  whatsoever  issued,  executed  or done by or on behalf of the Trust or the Trustees or any of them in  connection  with the
     Trust shall be  conclusively  deemed to have been issued,  executed or done only in or with  respect to their or his or her  capacity  as  Trustees  or
     Trustee,  and such  Trustees  or  Trustee  shall not be  personally  liable thereon.

     Section 3. Trustee's Good Faith Action,  Expert Advice,  No Bond or Surety.
     The  exercise by the Trustees of their  powers  hereunder  shall be binding upon everyone  interested in or dealing with the Trust.  A Trustee shall be liable  to the  Trust  and to any  Shareholder  solely  for  his or her own willful  misfeasance,  bad faith, gross negligence or reckless disregard of the duties  involved  in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law.  The  Trustees may take advice of counsel or other experts with respect to the meaning and operation of this  Declaration of Trust and shall be under no liability for any act or  omission  in  accordance  with such  advice nor for  failing to follow such advice.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     Section 4.  Insurance.  The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses,  reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim,  action, suit or proceeding  in which he or she becomes  involved by virtue of his or her capacity or former capacity with the Trust,  whether or not the Trust would have the power to  indemnify  him or her against such  liability  under the provisions of this Article.

     Indemnification  of  Registrant's  advisors,   custodian,  transfer  agent,
     accounting services provider, administrator and distributor against certain stated liabilities is provided for in the following documents:

     (a)  Each Series' investment advisory agreement between the Registrant,  on behalf of the series, and UBS Global Asset Management (Americas) Inc., all of which are incorporated herein by reference, as follows:

          (1)  Section 6 of the Investment  Advisory  Agreement on behalf of the
               UBS International Equity Fund, dated April 25, 1995, as amended;

          (2)  Section 7 of the Investment  Advisory  Agreement on behalf of the
               UBS U.S. Bond Fund, dated July 1, 2002;

          (3)  Section 7 of the Investment  Advisory  Agreement on behalf of the
               UBS High Yield Fund, dated July 1, 2002;

          (4)  Section 7 of the Investment  Advisory  Agreement on behalf of the
               UBS U.S. Equity Fund, dated July 1, 2002;

          (5)  Section 7 of the Investment  Advisory  Agreement on behalf of the
               UBS U.S. Value Equity Fund, dated July 1, 2002;

          (6)  Section 7 of the Investment  Advisory  Agreement on behalf of the
               UBS U.S. Large Cap Growth Fund, dated July 1, 2002;

          (7)  Section 7 of the Investment  Advisory  Agreement on behalf of the
               UBS U.S. Small Cap Equity Fund, dated May 23, 2000, as amended;

          (8)  Section 7 of the Investment  Advisory  Agreement on behalf of the
               UBS U.S. Small Cap Growth Fund, dated July 1, 2002;

          (9)  Section 7 of the Investment  Advisory  Agreement on behalf of the
               UBS U.S.  Real Estate  Equity Fund,  dated  December 7, 2000,  as amended;

          (10) Section 7 of the Investment  Advisory  Agreement on behalf of the
               UBS Global Allocation Fund, dated July 1, 2002;

          (11) Section 7 of the Investment  Advisory  Agreement on behalf of the
               UBS Global Bond Fund, dated July 1, 2002;

          (12) Section 7 of the Investment  Advisory  Agreement on behalf of the
               UBS  Global  Equity  Fund,  dated July 1,  2002,  as amended  and restated July 1, 2003;

          (13) Section 6 of the Investment  Advisory  Agreement on behalf of the
               UBS Emerging  Markets  Debt Fund,  dated  December  10, 1998,  as amended; and

          (14) Section 6 of the Investment  Advisory  Agreement on behalf of the
               UBS Emerging  Markets  Equity Fund,  dated  December 10, 1998, as amended.

          (15) Section 7 of the Form of Investment  Advisory Agreement on behalf of the UBS Dynamic Alpha Fund.

          (16) Section 7 of the Form of Investment  Advisory Agreement on behalf of the UBS Absolute Return Bond Fund.

          (17) Section 7 of the Form of Investment  Advisory Agreement on behalf of the UBS U.S. Mid-Cap Growth Equity Fund.

     (b)  Sections I.8(a),  I.8(c)(iii),  I.10, II.A.2,  II.B.5, II.C.6, III.1.,
          III.2.(b) through  III.2.(e),  III.4.(e) and III.9.(b) of the Multiple
          Services  Agreement  dated May 9, 1997,  as  amended,  between  Morgan
          Stanley Trust  Company,  as succeeded by JPMorgan Chase Bank (formerly known as The Chase Manhattan  Bank) and the  Registrant,  on behalf of its series, which is incorporated herein by reference.

     (c)  Section 9(a) of the Principal Underwriting Contract between UBS Global
          Asset Management (US) Inc. (formerly known as Brinson Advisors,  Inc.)
          and the  Registrant  on behalf of each series dated  November 5, 2001, which is incorporated herein by reference.

     (d)  Section 12 of the  Transfer  Agency  and  Related  Services  Agreement
          between  PFPC Inc. and the  Registrant  on behalf of each series dated
          August 20, 2001, which is incorporated herein by reference.

     (e)  Sections 8 and 9 of the  Administration  Contract  between  UBS Global
          Asset Management (US) Inc. (formerly known as Brinson Advisors,  Inc.)
          and the  Registrant  on behalf of each series dated May 21,  2001,  as revised on June 3, 2002, which is incorporated herein by reference.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

UBS  Global  Asset  Management  (Americas)  Inc.  provides  investment  advisory services  consisting of portfolio  management for a variety of  individuals  and institutions and as of June 30, 2005 had  approximately  $61.6 billion in assets under management.  It presently provides  investment  advisory services to three other investment companies.

For  information  as  to  any  other  business,  vocation  or  employment  of  a substantial nature in which the Registrant's investment advisor and each officer of the Registrant's investment advisor is or has been engaged for his or her own account or in the capacity of director,  officer,  employee, partner or trustee, within the last two fiscal  years,  see UBS Global Asset  Management  (Americas)
Inc.'s Form ADV (File  #801-34910)  filed under the  Investment  Advisers Act of
1940, as amended, which is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER

(a)  UBS Global  Asset  Management  (US) Inc.  serves as  principal  underwriter and/or investment  advisor,  sub-advisor or manager for the following other investment companies:

          UBS Index Trust
          UBS Investment Trust
          UBS Master Series, Inc.
          UBS Money Series
          UBS Series Trust
          Global High Income Dollar Fund Inc.
          Insured Municipal Income Fund Inc.
          Investment Grade Municipal Income Fund Inc.
          Managed High Yield Plus Fund Inc.
          UBS Pace Select Advisors Trust
          Strategic Global Income Fund, Inc.
          SMA Relationship Trust
          UBS Cashfund Inc.
          UBS Managed Municipal Trust
          UBS Municipal Money Market Series
          UBS RMA Money Fund Inc.
          UBS RMA Tax-Free Fund Inc.

(b)  UBS  Global  Asset  Management  (US)  Inc.  is the  Registrant's  principal underwriter. The directors and officers of UBS Global Asset Management (US)
     Inc.,  their principal  business  addresses and their positions and offices with UBS Global Asset  Management  (US) Inc. are identified in its Form ADV filed with the SEC (registration  number 801-13219) and such information is incorporated  herein by  reference.  The  information  set  forth  below is furnished for those  directors and officers of UBS Global Asset  Management
     (US) Inc. who also serve as directors or officers of the Registrant.

Name and                Positions and Offices with     Positions and Offices with
Business Address*               Underwriter                   the Registrant

W. Douglas Beck*      Executive Director and Head of          Vice President
                      Mutual Fund Product Management
                             of UBS Global AM

Joseph J. Allessie*   Director and Associate General        Vice President and
                         Counsel of UBS Global AM          Assistant Secretary

Thomas Disbrow*         Director and Co-Head of the         Vice President and
                      Mutual Fund Finance Department       Assistant Treasurer
                             of UBS Global AM

Mark F. Kemper**        Secretary of UBS Global AM     Vice President and Secretary

Roseann Bubloski*      Associate Director and Senior        Vice President and
                        Manager of the Mutual Fund         Assistant Treasurer
                         Finance Department of UBS
                                 Global AM

Joseph T. Malone*       Director and Co-Head of the    Vice President and Treasurer
                      Mutual Fund Finance Department
                             of UBS Global AM

Joseph McGill*         Executive Director and Chief      Vice President and Chief
                         Compliance Officer of UBS          Compliance Officer
                                 Global AM

Eric Sanders*         Director and Associate General        Vice President and
                         Counsel of UBS Global AM          Assistant Secretary

Tammie Lee*           Director and Associate General        Vice President and
                         Counsel of UBS Global AM          Assistant Secretary

Keith A. Weller*          Executive Director and            Vice President and
                       Associate General Counsel of        Assistant Secretary
                               UBS Global AM

                  (c)      Not Applicable.

*    This person's  business address is 51 West 52nd Street,  New York, New York
     10019-6114.

**   This person's business address is One North Wacker Drive, Chicago, Illinois
     60606.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All  accounts,  books and other  documents  required to be maintained by Section
31(a) [15 U.S.C.  80a-3-(a)]  and rules under that  section,  are  maintained by
JPMorgan  Chase Bank  ("JPMorgan  Chase"),  270 Park Avenue,  New York, New York
10017 with the  exception of those  maintained  by the  Registrant's  investment advisor,  UBS Global Asset  Management  (Americas) Inc., One North Wacker Drive,
Chicago, IL, 60606 and sub-advisor, UBS Global Asset Management (New York) Inc.,
51 West 52nd Street New York, New York 10019-6114.

JPMorgan  Chase  provides  general  sub-administrative,   accounting,  portfolio
valuation, and custodian services to the Registrant,  including the coordination and  monitoring  of any  third-party  service  providers  and maintains all such records relating to these services.

ITEM 29. MANAGEMENT SERVICES

There are no  management  related  service  contracts not discussed in Part A or
Part B.

ITEM 30. UNDERTAKINGS

Not Applicable.

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Act of 1933,  as amended (the
"Securities  Act") and the  Investment  Company  Act of 1940,  as  amended,  the
Registrant  has  duly  caused   Post-Effective   Amendment  No.  48/49  to  this
registration  statement  to be signed on its  behalf  by the  undersigned,  duly authorized,  in the City of New York,  and the State of New York on the 20th day
of December, 2005.

                                                     THE UBS FUNDS

                                                     By:  /s/ W. Douglas Beck
                                                          W. Douglas Beck*
                                                          President

Pursuant to the requirements of the Securities Act, this Registration  Statement has been signed  below by the  following  persons in the  capacities  and on the dates indicated:

         Signature              Title                            Date

/s/ Frank K. Reilly          Chairman and                 December 20, 2005
Frank K. Reilly*             Trustee

/s/ Walter E. Auch           Trustee                      December 20, 2005
Walter E. Auch*

/s/ Edward M. Roob           Trustee                      December 20, 2005
Edward M. Roob*

/s/ Adela Cepeda             Trustee                      December 20, 2005
Adela Cepeda*

/s/ J. Mikesell Thomas       Trustee                      December 20, 2005
J. Mikesell Thomas*

/s/ Joseph T. Malone         Treasurer and Principal      December 20, 2005
Joseph T. Malone*            Accounting Officer

     * By:   /s/ Joseph J. Allessie
             Joseph J. Allessie, Attorney-in-Fact
             (Pursuant to Power of Attorney, filed herewith)

                                 EXHIBITS INDEX

                      EXHIBITS                                 EXHIBIT NO.

Form of Investment Advisory Agreement between the
Advisor and the Registrant on behalf of the UBS U.S.
Mid-Cap Growth Equity Fund                                      EX-99.d.17

Powers of Attorney appointing Mark F. Kemper, Keith
A. Weller, Joseph J. Allessie, Mary Capasso, Michael
Calhoun, Stephen Fleischer, Eric Sanders, Tammie
Lee, Bruce G. Leto, Mark A. Sheehan and Jana L.
Cresswell as attorneys-in-fact and agents to Frank
K. Reilly, Walter E. Auch, Edward M. Roob, Adela
Cepeda, J. Mikesell Thomas, Joseph T. Malone and W.
Douglas Beck                                                     EX-99.j.2